SEC File Nos. 002-10758

811-00066

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 129

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 68

AMERICAN BALANCED FUND

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618-4518

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Michael W. Stockton, Secretary

American Balanced Fund

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on March 1, 2020, pursuant to paragraph (b) of Rule 485.

American Balanced Fund® Prospectus March 1, 2020

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T
	ABALX	BALCX	TABFX	BALFX	AMBFX	AFMBX	CLBAX	CLBCX	CLBEX	TAFBX
Class	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	CLBFX	RLBAX	RLBBX	RAMHX	RLBCX	RLBEX	RLEFX	RLBFX	RLBGX

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of contents

Investment objectives	1
Fees and expenses of the fund	1
Principal investment strategies	3
Principal risks	3
Investment results	6
Management	8
Purchase and sale of fund shares	8
Tax information	8
Payments to broker-dealers and other financial intermediaries	8
Investment objectives, strategies and risks	9
Management and organization	14
Shareholder information	17
Purchase, exchange and sale of shares	17
How to sell shares	22
Distributions and taxes	25
Choosing a share class	26
Sales charges	27
Sales charge reductions and waivers	31
Rollovers from retirement plans to IRAs	37
Plans of distribution	39
Other compensation to dealers	40
Fund expenses	41
Financial highlights	43
Appendix	48

Investment objectives The investment objectives of the fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 31 of the prospectus and on page 80 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A and 529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.25	none	none	0.24
Other expenses[2]	0.12	0.11	0.11	0.16	0.15	0.04	0.17
Total annual fund operating expenses	0.59	1.33	0.58	0.63	0.37	0.26	0.63

Share class:	529-C	529-E	529-T	529-F-1	R-1	R-2	R-2E
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	1.00	0.50	0.25	0.00	1.00	0.75	0.60
Other expenses[2]	0.17	0.14	0.16	0.17	0.13	0.38	0.24
Total annual fund operating expenses	1.39	0.86	0.63	0.39	1.35	1.35	1.06

Share class:	R-3	R-4	R-5E	R-5	R-6
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	0.50	0.25	none	none	none
Other expenses[2]	0.19	0.14	0.19	0.09	0.04
Total annual fund operating expenses	0.91	0.61	0.41	0.31	0.26

1  A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Restated to reflect current fees.

American Balanced Fund / Prospectus     1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	R-1	R-2
1 year	$632	$235	$308	$64	$38	$27	$636	$242	$88	$313	$40	$137	$137
3 years	753	421	431	202	119	84	765	440	274	447	125	428	428
5 years	885	729	566	351	208	146	906	761	477	592	219	739	739
10 years	1,270	1,601	958	786	468	331	1,316	1,669	1,061	1,017	493	1,624	1,624

Share class:	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$108	$93	$62	$42	$32	$27		1 year	$135	$142
3 years	337	290	195	132	100	84		3 years	421	440
5 years	585	504	340	230	174	146		5 years	729	761
10 years	1,294	1,120	762	518	393	331		10 years	1,601	1,669

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 104% of the average value of its portfolio.

2     American Balanced Fund / Prospectus

Principal investment strategies The fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities of issuers domiciled outside the United States.

Normally the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with investing in the fund. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the

American Balanced Fund / Prospectus     3

capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed

4     American Balanced Fund / Prospectus

securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Balanced Fund / Prospectus     5

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The fund has selected the 60%/40% S&P 500 Index/Bloomberg Barclays Index to replace the S&P 500 Index as its broad-based securities market index. The fund’s investment adviser believes that the 60%/40% S&P 500 Index/Bloomberg Barclays Index better reflects the market sectors and securities in which the fund primarily invests and the investment strategies employed by the adviser in seeking to achieve the fund’s investment objective. The S&P 500 Index reflects the equity market sectors in which the fund invests. The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

6     American Balanced Fund / Prospectus

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	7/26/1975	12.34%	6.88%	9.49%	10.47%
− After taxes on distributions		11.15	5.55	8.46	N/A
− After taxes on distributions and sale of fund shares		7.90	5.13	7.58	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	3/15/2001	17.27%	7.30%	9.27%	7.00%
F-1	3/15/2001	19.10	8.07	10.08	7.45
F-2	8/5/2008	19.45	8.36	10.36	8.81
F-3	1/27/2017	19.56	N/A	N/A	9.96
529-A	2/15/2002	12.25	6.79	9.40	7.08
529-C	2/19/2002	17.27	7.25	9.21	7.03
529-E	3/5/2002	18.86	7.80	9.78	6.99
529-F-1	9/17/2002	19.38	8.30	10.29	8.42
R-1	5/29/2002	18.26	7.28	9.27	6.64
R-2	5/21/2002	18.25	7.31	9.30	6.64
R-2E	8/29/2014	18.60	7.69	N/A	7.62
R-3	6/4/2002	18.77	7.76	9.77	7.23
R-4	6/21/2002	19.15	8.09	10.09	7.72
R-5E	11/20/2015	19.36	N/A	N/A	9.35
R-5	5/15/2002	19.48	8.42	10.42	7.71
R-6	5/1/2009	19.55	8.47	10.48	11.82

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
60%/40% S&P 500 Index/Bloomberg Barclays Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	22.18%	8.37%	9.77%	N/A
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	31.49	11.70	13.56	11.59%
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.72	3.05	3.75	N/A
Class A annualized 30-day yield at December 31, 2019: 1.53% (For current yield information, please call American FundsLine® at (800) 325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Balanced Fund / Prospectus     7

Management

Investment adviser Capital Research and Management CompanySM
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Gregory D. Johnson Co-President and Trustee	17 years	Partner – Capital World Investors
Hilda L. Applbaum Senior Vice President and Trustee	21 years	Partner – Capital World Investors
Jeffrey T. Lager Co-President	9 years	Partner – Capital International Investors
Paul Benjamin Senior Vice President	6 years	Partner – Capital World Investors
Alan N. Berro Senior Vice President	14 years	Partner – Capital World Investors
Michael T. Kerr Senior Vice President	6 years	Partner – Capital International Investors
James R. Mulally Senior Vice President	14 years	Partner – Capital Fixed Income Investors
John R. Queen Senior Vice President	4 years	Partner – Capital Fixed Income Investors
Alan J. Wilson Senior Vice President	4 years	Partner – Capital World Investors
Pramod Atluri Vice President	2 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

8     American Balanced Fund / Prospectus

Investment objectives, strategies and risks The investment objectives of the fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders. The fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. The fund may invest in debt securities of any maturity or duration. Normally, the fund will maintain at least 50% of the value of its assets in common stocks, most of which have a history of paying dividends, and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund’s daily cash balance may be invested in one or more money market or similar funds managed by the investment adviser or its affiliates (“Central Funds”). Shares of Central Funds are not offered to the public and are only purchased by the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. When investing in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Balanced Fund / Prospectus     9

The following are principal risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or

10     American Balanced Fund / Prospectus

interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose

American Balanced Fund / Prospectus     11

value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are additional risks associated with investing in the fund.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of debt securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, certain of the fund’s debt securities may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

12     American Balanced Fund / Prospectus

Lending of portfolio securities – Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The 60%/40% S&P 500 Index/Bloomberg Barclays Index blends the S&P 500 Index with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence when the fund’s Class A shares were first sold; therefore, lifetime results are not shown.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

American Balanced Fund / Prospectus     13

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s annual report to shareholders for the fiscal year ended December 31, 2019.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

Portfolio holdings Portfolio holdings information for the fund is available on our website at capitalgroup.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

14     American Balanced Fund / Prospectus

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed income investment division, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. The investment decisions made by the fund’s fixed income portfolio managers are informed by the investment themes discussed by the group.

The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Gregory D. Johnson	Investment professional for 26 years, all with Capital Research and Management Company or affiliate	17 years (plus 4 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Hilda L. Applbaum	Investment professional for 33 years in total; 25 years with Capital Research and Management Company or affiliate	21 years	Serves as an equity/fixed income portfolio manager
Jeffrey T. Lager	Investment professional for 25 years in total; 23 years with Capital Research and Management Company or affiliate	9 years (plus 5 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Paul Benjamin	Investment professional for 21 years in total; 15 years with Capital Research and Management Company or affiliate	6 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Alan N. Berro	Investment professional for 34 years in total; 29 years with Capital Research and Management Company or affiliate	14 years	Serves as an equity portfolio manager

American Balanced Fund / Prospectus     15

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Michael T. Kerr	Investment professional for 37 years in total; 35 years with Capital Research and Management Company or affiliate	6 years	Serves as an equity portfolio manager
James R. Mulally	Investment professional for 44 years in total; 40 years with Capital Research and Management Company or affiliate	14 years	Serves as a fixed income portfolio manager
John R. Queen	Investment professional for 30 years in total; 18 years with Capital Research and Management Company or affiliate	4 years	Serves as a fixed income portfolio manager
Alan J. Wilson	Investment professional for 35 years in total; 29 years with Capital Research and Management Company or affiliate	4 years	Serves as an equity portfolio manager
Pramod Atluri	Investment professional for 22 years in total; 4 years with Capital Research and Management Company or affiliate	2 years	Serves as a fixed income portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

16     American Balanced Fund / Prospectus

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

Unless otherwise noted or unless the context requires otherwise, references on the following pages to (i) Class A, C, T or F-1 shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares, (ii) Class F shares refer to Class F-1, F-2 and F-3 shares and (iii) Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation

American Balanced Fund / Prospectus     17

pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds U.S. Government Money Market FundSM on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services. The fund has adopted procedures for making fair value determinations if market quotations or prices from third-party pricing services, as applicable, are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures may be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

18     American Balanced Fund / Prospectus

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C and Class 529-C shares Class C shares automatically convert to Class F-1 shares and Class 529-C shares automatically convert to Class 529-A shares, in each case in the month of the 10-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class F-1 shares or your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2 and F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2 or F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, upon approval by an officer of the fund’s investment adviser, Class F-3 shares are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by Capital Group. You may open this type of account and purchase Class 529 shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

American Balanced Fund / Prospectus     19

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by Capital Group. Class 529-A, 529-C, 529-T and 529-F-1 shares are structured similarly to the corresponding Class A, C, T and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R-3 and Class R-5E shares are available through the American Funds SIMPLE IRA Plus Program and other similar programs. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus, Class R shares are not available to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and SIMPLE IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in American Funds Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value,

20     American Balanced Fund / Prospectus

may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in American Funds Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E, 529-T and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C, T or F-1 shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial advisor before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Fund will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of another American Fund will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

American Balanced Fund / Prospectus     21

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $125,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

·  Redemptions by telephone, fax or the Internet (including American FundsLine and capitalgroup.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to remit redemption proceeds one business day following receipt and acceptance of a redemption order, regardless of the method the fund uses to make such payment (e.g., check, wire or automated clearing house transfer). However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (“1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased

22     American Balanced Fund / Prospectus

shares and subsequently request a redemption of those shares, the fund will pay the available redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally seven business days from the purchase date).

Under normal conditions, the fund typically expects to meet shareholder redemptions by monitoring the fund’s portfolio and redemption activities and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the fund’s custodian bank, borrowing from a line of credit or from other funds advised by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of the fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders will be selected by the investment adviser in a manner the investment adviser deems to be fair and reasonable to the fund’s shareholders. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in

American Balanced Fund / Prospectus     23

dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

Under the fund’s frequent trading policy, certain trading activity will not be treated as frequent trading, such as:

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied

24     American Balanced Fund / Prospectus

that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures described above, all transactions in fund shares remain subject to the right of the fund, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in American Funds.

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December and June. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

American Balanced Fund / Prospectus     25

Choosing a share class The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares (or, if you are investing through a financial intermediary who offers only Class T and 529-T shares, your investment will be made in Class T or Class 529-T shares, as applicable).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A or Class T or 529-T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among American Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F-1 shares are available (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F-1 shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

— Class F-3 shares are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and

26     American Balanced Fund / Prospectus

corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, (ii) to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Class A shares purchased before August 14, 2017 are subject to a contingent deferred sales charge period of 12 months.

American Balanced Fund / Prospectus     27

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with American Funds and that continue to be held through fee-based programs;

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus; and

· investments made by accounts held at American Funds Service Company that are no longer associated with a financial advisor may invest in Class A shares without a sales charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial advisor. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

If requested, American Funds Class A shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

28     American Balanced Fund / Prospectus

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with American Funds Distributors who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

American Balanced Fund / Prospectus     29

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F-1 shares) are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial advisor for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

30     American Balanced Fund / Prospectus

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial advisor or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your advisor or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in American Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of our website at capitalgroup.com, from the statement of additional information or from your financial advisor.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

American Balanced Fund / Prospectus     31

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-

32     American Balanced Fund / Prospectus

reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all American Funds share classes (excluding

American Balanced Fund / Prospectus     33

American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

34     American Balanced Fund / Prospectus

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

American Balanced Fund / Prospectus     35

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

—  required minimum distributions taken from retirement accounts in accordance with IRS regulations; and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The contingent deferred sales charge on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of

36     American Balanced Fund / Prospectus

CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your advisor or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

·  rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in any fund managed by the investment adviser or its affiliates at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

· rollovers to Capital Bank and Trust Company IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Other sales charge waivers Waivers of all or a portion of the contingent deferred sales charge on Class C and 529-C shares and the sales charge on Class A and 529-A shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts investing in Class F shares in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan

American Balanced Fund / Prospectus     37

sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

Purchases by certain 403(b) plans A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

38     American Balanced Fund / Prospectus

Plans of distribution The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.25%	Class A shares
0.50%	Class T, F-1, 529-A, 529-T, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

American Balanced Fund / Prospectus     39

Other compensation to dealers American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to no more than the top 60 dealers (or their affiliates) with which it has a substantive distribution relationship involving the sale of American Funds. The amount will be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Eligible assets are all American Funds assets other than Class R shares, Class F-3 shares, Class F shares held in IRAs and shares held in certain retirement accounts. Dealers may direct American Funds Distributors to exclude additional assets. In addition to the asset-based payment, American Funds Distributors provides $5 million to certain firms based on their engagement with American Funds Distributors and the level of American Funds assets under management at each such firm to recognize the commitment each of those firms has made to collaborating with American Funds Distributors on achieving advisor training and education objectives.

In 2019, American Funds Distributors paid this amount to the following firms:

Edward Jones	Morgan Stanley Wealth Management
LPL Financial LLC	Raymond James Group
Merrill Lynch, Pierce, Fenner & Smith	Wells Fargo Advisors

American Funds Distributors compensates the firms to support various efforts, including, among other things, to:

·  help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs;

· help defray the costs associated with the dealer firms’ provision of account related services and activities and support the dealer firms’ distribution activities; and

·  support meetings, conferences or other training and educational events hosted by the firm, and obtain relevant data regarding financial advisor activities to facilitate American Funds Distributors’ training and education activities.

American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) perform the due diligence necessary to include American Funds on their platform, (2) not provide financial advisors, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (3) provide opportunities for their clients to obtain individualized advice, (4) provide American Funds Distributors broad access to their financial advisors and product platforms and work together on mutual business objectives, and (5) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

Separately, American Funds Distributors has identified certain firms that provide a self-directed platform for the public as well as clearing, custody and recordkeeping services for certain other intermediaries. In lieu of the formula described above, these firms receive up to .018% of assets under administration (excluding assets where the firm acts

40     American Balanced Fund / Prospectus

as a fiduciary and Class R shares). Firms may direct American Funds Distributors to exclude additional assets.

In addition to compensation through the formulas described above, American Funds Distributors provides compensation for, among other things, data (including fees to obtain information on financial advisors to better tailor training and education opportunities), account-related services, and operational improvements. American Funds Distributors estimates that in 2019 for the firms listed below, the compensation for such information and services was approximately:

Charles Schwab & Co. Inc.	$3,600,000
Commonwealth Financial Network	$50,000
Fidelity Investments	$3,200,000
LPL Financial LLC	$1,100,000
Morgan Stanley Wealth Management	$3,600,000
Northwestern Mutual Investment Services LLC	$75,000
PNC Network	$50,000
UBS Financial Services Inc.	$300,000
Wells Fargo Advisors	$450,000

American Funds Distributors also pays expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about American Funds.

American Funds Distributors pays the recordkeepers listed below up to $1 million annually for product services, platform consideration, participation at recordkeeper-sponsored events and co-branding and other marketing services. The amount of the payment is based on the level of services and the access provided by the recordkeeper.

Empower (Great West Life & Annuity Insurance Company)	John Hancock

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular mutual fund over other mutual funds or investments, creating a potential conflict of interest. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

Fund expenses Note that, unless otherwise stated, references to Class A, C, T and F-1 shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on

American Balanced Fund / Prospectus     41

the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to Class A, C, T, F, R and 529 shares (which could be increased as noted above) for its provision of administrative services.

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares are subject to subtransfer agency fees of up to .12% of fund assets.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

Fee to Virginia529 For Class 529 shares, an expense of up to a maximum of .09% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

42     American Balanced Fund / Prospectus

Financial highlights The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class A:
12/31/2019	$24.90	$.54	$4.21	$4.75	$(.55)	$(.60)	$(1.15)	$28.50	19.20%	$77,537.58%				1.98%
12/31/2018	27.15	.53	(1.24)	(.71)	(.52)	(1.02)	(1.54)	24.90	(2.71)	62,648.57				1.94
12/31/2017	24.81	.48	3.33	3.81	(.49)	(.98)	(1.47)	27.15	15.47	63,563.57				1.80
12/31/2016	23.83	.41	1.62	2.03	(.44)	(.61)	(1.05)	24.81	8.62	55,379.59				1.67
12/31/2015	24.75	.42	— [4]	.42	(.40)	(.94)	(1.34)	23.83	1.72	49,215.58				1.69
Class C:
12/31/2019	24.74	.33	4.17	4.50	(.34)	(.60)	(.94)	28.30	18.27	10,372		1.34		1.22
12/31/2018	26.98	.31	(1.22)	(.91)	(.31)	(1.02)	(1.33)	24.74	(3.45)	8,611		1.36		1.15
12/31/2017	24.66	.26	3.32	3.58	(.28)	(.98)	(1.26)	26.98	14.58	8,816		1.37		1.01
12/31/2016	23.71	.21	1.60	1.81	(.25)	(.61)	(.86)	24.66	7.70	7,767		1.38		.88
12/31/2015	24.63	.22	.01	.23	(.21)	(.94)	(1.15)	23.71	.93	6,173		1.38		.90
Class T:
12/31/2019	24.90	.60	4.21	4.81	(.61)	(.60)	(1.21)	28.50	19.48 [5]	—	[6]	.33	[5]	2.22	[5]
12/31/2018	27.15	.59	(1.24)	(.65)	(.58)	(1.02)	(1.60)	24.90	(2.49)[5]	—	[6]	.35	[5]	2.16	[5]
12/31/2017[7,8]	25.77	.41	2.38	2.79	(.43)	(.98)	(1.41)	27.15	10.91 [5,9]	—	[6]	.36	[5,10]	2.08	[5,10]
Class F-1:
12/31/2019	24.88	.52	4.20	4.72	(.53)	(.60)	(1.13)	28.47	19.10	5,496.64				1.92
12/31/2018	27.13	.51	(1.24)	(.73)	(.50)	(1.02)	(1.52)	24.88	(2.78)	4,599.64				1.86
12/31/2017	24.79	.45	3.33	3.78	(.46)	(.98)	(1.44)	27.13	15.40	4,957.65				1.72
12/31/2016	23.82	.39	1.61	2.00	(.42)	(.61)	(1.03)	24.79	8.50	4,091.66				1.60
12/31/2015	24.74	.40	.01	.41	(.39)	(.94)	(1.33)	23.82	1.67	3,367.65				1.63

American Balanced Fund / Prospectus 43

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class F-2:
12/31/2019	$24.88	$.59	$4.21	$4.80	$(.60)	$(.60)	$(1.20)	$28.48	19.45%	$16,065.38%			2.18%
12/31/2018	27.13	.58	(1.24)	(.66)	(.57)	(1.02)	(1.59)	24.88	(2.52)	11,332.38			2.14
12/31/2017	24.79	.53	3.32	3.85	(.53)	(.98)	(1.51)	27.13	15.69	8,714.39			1.99
12/31/2016	23.82	.46	1.61	2.07	(.49)	(.61)	(1.10)	24.79	8.80	5,703.39			1.88
12/31/2015	24.74	.47	— [4]	.47	(.45)	(.94)	(1.39)	23.82	1.92	2,634.39			1.89
Class F-3:
12/31/2019	24.89	.62	4.21	4.83	(.63)	(.60)	(1.23)	28.49	19.56	5,606.27			2.29
12/31/2018	27.14	.61	(1.24)	(.63)	(.60)	(1.02)	(1.62)	24.89	(2.43)	3,401.29			2.24
12/31/2017[7,11]	25.38	.53	2.77	3.30	(.56)	(.98)	(1.54)	27.14	13.17 [9]	2,361.29		[10]	2.11 [10]
Class 529-A:
12/31/2019	24.86	.52	4.20	4.72	(.53)	(.60)	(1.13)	28.45	19.11	4,444.64			1.92
12/31/2018	27.11	.50	(1.23)	(.73)	(.50)	(1.02)	(1.52)	24.86	(2.78)	3,733.65			1.86
12/31/2017	24.77	.46	3.33	3.79	(.47)	(.98)	(1.45)	27.11	15.42	3,857.65			1.73
12/31/2016	23.80	.39	1.61	2.00	(.42)	(.61)	(1.03)	24.77	8.50	3,115.67			1.59
12/31/2015	24.72	.39	.01	.40	(.38)	(.94)	(1.32)	23.80	1.63	2,861.68			1.60
Class 529-C:
12/31/2019	24.86	.32	4.20	4.52	(.32)	(.60)	(.92)	28.46	18.27	755	1.38		1.17
12/31/2018	27.11	.30	(1.24)	(.94)	(.29)	(1.02)	(1.31)	24.86	(3.53)	723	1.40		1.10
12/31/2017	24.75	.25	3.33	3.58	(.24)	(.98)	(1.22)	27.11	14.55	822	1.42		.96
12/31/2016	23.79	.20	1.60	1.80	(.23)	(.61)	(.84)	24.75	7.63	975	1.44		.82
12/31/2015	24.70	.20	.02	.22	(.19)	(.94)	(1.13)	23.79	.88	905	1.45		.83
Class 529-E:
12/31/2019	24.84	.46	4.20	4.66	(.47)	(.60)	(1.07)	28.43	18.86	186.86			1.69
12/31/2018	27.09	.44	(1.23)	(.79)	(.44)	(1.02)	(1.46)	24.84	(3.02)	165.88			1.63
12/31/2017	24.76	.39	3.32	3.71	(.40)	(.98)	(1.38)	27.09	15.11	175.89			1.49
12/31/2016	23.79	.33	1.61	1.94	(.36)	(.61)	(.97)	24.76	8.24	153.91			1.35
12/31/2015	24.71	.33	.01	.34	(.32)	(.94)	(1.26)	23.79	1.38	142.92			1.36

44 American Balanced Fund / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class 529-T:
12/31/2019	$24.90	$.59	$4.20	$4.79	$(.59)	$(.60)	$(1.19)	$28.50	19.41%[5]	$—	[6]	.39%[5]		2.16%[5]
12/31/2018	27.15	.57	(1.23)	(.66)	(.57)	(1.02)	(1.59)	24.90	(2.55)[5]	—	[6]	.41	[5]	2.09	[5]
12/31/2017[7,8]	25.77	.40	2.38	2.78	(.42)	(.98)	(1.40)	27.15	10.88 [5,9]	—	[6]	.41	[5,10]	2.03	[5,10]
Class 529-F-1:
12/31/2019	24.84	.59	4.18	4.77	(.59)	(.60)	(1.19)	28.42	19.38	286.40				2.16
12/31/2018	27.09	.57	(1.23)	(.66)	(.57)	(1.02)	(1.59)	24.84	(2.56)	201.41				2.10
12/31/2017	24.75	.52	3.33	3.85	(.53)	(.98)	(1.51)	27.09	15.68	178.42				1.95
12/31/2016	23.78	.44	1.62	2.06	(.48)	(.61)	(1.09)	24.75	8.75	135.44				1.82
12/31/2015	24.71	.45	(.01)	.44	(.43)	(.94)	(1.37)	23.78	1.82	117.46				1.82
Class R-1:
12/31/2019	24.72	.32	4.17	4.49	(.33)	(.60)	(.93)	28.28	18.26	126		1.36		1.20
12/31/2018	26.97	.30	(1.23)	(.93)	(.30)	(1.02)	(1.32)	24.72	(3.48)	110		1.37		1.13
12/31/2017	24.64	.26	3.32	3.58	(.27)	(.98)	(1.25)	26.97	14.56	134		1.37		.99
12/31/2016	23.68	.22	1.60	1.82	(.25)	(.61)	(.86)	24.64	7.75	154		1.38		.89
12/31/2015	24.61	.22	(.01)	.21	(.20)	(.94)	(1.14)	23.68	.88	151		1.38		.90
Class R-2:
12/31/2019	24.73	.32	4.18	4.50	(.33)	(.60)	(.93)	28.30	18.25	1,220		1.36		1.20
12/31/2018	26.98	.31	(1.24)	(.93)	(.30)	(1.02)	(1.32)	24.73	(3.46)	1,111		1.37		1.13
12/31/2017	24.66	.26	3.31	3.57	(.27)	(.98)	(1.25)	26.98	14.58	1,255		1.37		1.00
12/31/2016	23.70	.22	1.60	1.82	(.25)	(.61)	(.86)	24.66	7.74	1,241		1.37		.89
12/31/2015	24.62	.23	.01	.24	(.22)	(.94)	(1.16)	23.70	.97	1,220		1.32		.95
Class R-2E:
12/31/2019	24.80	.40	4.19	4.59	(.42)	(.60)	(1.02)	28.37	18.60	119		1.07		1.49
12/31/2018	27.05	.39	(1.23)	(.84)	(.39)	(1.02)	(1.41)	24.80	(3.20)	75		1.08		1.44
12/31/2017	24.74	.35	3.31	3.66	(.37)	(.98)	(1.35)	27.05	14.89	57		1.08		1.32
12/31/2016	23.77	.29	1.62	1.91	(.33)	(.61)	(.94)	24.74	8.10	17		1.08		1.18
12/31/2015	24.75	.29	.10	.39	(.43)	(.94)	(1.37)	23.77	1.60	2.96				1.22

American Balanced Fund / Prospectus 45

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class R-3:
12/31/2019	$24.77	$.44	$4.18	$4.62	$(.45)	$(.60)	$(1.05)	$28.34	18.77%	$3,021.92%			1.64%
12/31/2018	27.01	.43	(1.23)	(.80)	(.42)	(1.02)	(1.44)	24.77	(3.04)	2,992.93			1.57
12/31/2017	24.69	.38	3.31	3.69	(.39)	(.98)	(1.37)	27.01	15.05	3,460.93			1.44
12/31/2016	23.72	.32	1.62	1.94	(.36)	(.61)	(.97)	24.69	8.24	3,349.93			1.33
12/31/2015	24.65	.33	(.01)	.32	(.31)	(.94)	(1.25)	23.72	1.34	3,170.93			1.35
Class R-4:
12/31/2019	24.85	.53	4.19	4.72	(.53)	(.60)	(1.13)	28.44	19.15	6,398.62			1.94
12/31/2018	27.10	.51	(1.24)	(.73)	(.50)	(1.02)	(1.52)	24.85	(2.77)	5,667.63			1.87
12/31/2017	24.76	.46	3.33	3.79	(.47)	(.98)	(1.45)	27.10	15.44	6,353.63			1.74
12/31/2016	23.80	.40	1.60	2.00	(.43)	(.61)	(1.04)	24.76	8.50	5,930.64			1.63
12/31/2015	24.72	.41	— [4]	.41	(.39)	(.94)	(1.33)	23.80	1.67	4,431.63			1.65
Class R-5E:
12/31/2019	24.88	.58	4.20	4.78	(.59)	(.60)	(1.19)	28.47	19.36	460.42			2.13
12/31/2018	27.12	.60	(1.27)	(.67)	(.55)	(1.02)	(1.57)	24.88	(2.58)	168.40			2.19
12/31/2017	24.78	.52	3.33	3.85	(.53)	(.98)	(1.51)	27.12	15.70	32.41			1.93
12/31/2016	23.82	.48	1.56	2.04	(.47)	(.61)	(1.08)	24.78	8.65	2.42			1.94
12/31/2015[7,12]	25.09	.05	(.36)	(.31)	(.12)	(.84)	(.96)	23.82	(1.21)[9]	— [6]	.05	[9]	.20 [9]
Class R-5:
12/31/2019	24.93	.61	4.20	4.81	(.61)	(.60)	(1.21)	28.53	19.48	1,646.32			2.24
12/31/2018	27.18	.59	(1.23)	(.64)	(.59)	(1.02)	(1.61)	24.93	(2.47)	1,809.33			2.17
12/31/2017	24.83	.54	3.34	3.88	(.55)	(.98)	(1.53)	27.18	15.78	2,090.33			2.04
12/31/2016	23.85	.47	1.62	2.09	(.50)	(.61)	(1.11)	24.83	8.88	1,986.34			1.91
12/31/2015	24.77	.48	— [4]	.48	(.46)	(.94)	(1.40)	23.85	1.98	2,571.34			1.94
Class R-6:
12/31/2019	24.91	.62	4.21	4.83	(.63)	(.60)	(1.23)	28.51	19.55	26,991.27			2.29
12/31/2018	27.16	.61	(1.24)	(.63)	(.60)	(1.02)	(1.62)	24.91	(2.42)	19,971.28			2.23
12/31/2017	24.81	.56	3.33	3.89	(.56)	(.98)	(1.54)	27.16	15.84	18,238.28			2.10
12/31/2016	23.84	.48	1.61	2.09	(.51)	(.61)	(1.12)	24.81	8.90	11,058.29			1.98
12/31/2015	24.76	.49	— [4]	.49	(.47)	(.94)	(1.41)	23.84	2.02	7,290.29			1.99

46 American Balanced Fund / Prospectus

	Year ended December 31,
Portfolio turnover rate for all share classes[13]	2019	2018	2017	2016	2015
Excluding mortgage dollar roll transactions	67%	72%	58%	48%	45%
Including mortgage dollar roll transactions	104%	105%	95%	79%	82%

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3  Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.

4  Amount less than $.01.

5  All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

6  Amount less than $1 million.

7  Based on operations for a period that is less than a full year.

8  Class T and 529-T shares began investment operations on April 7, 2017.

9  Not annualized.

10  Annualized.

11 Class F-3 shares began investment operations on January 27, 2017.

12 Class R-5E shares began investment operations on November 20, 2015.

13  Rates do not include the fund’s portfolio activity with respect to any Central Funds.

American Balanced Fund / Prospectus 47

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares. You should review any policy differences before changing intermediaries.

Merrill Lynch, Pierce, Fenner & Smith

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Merrill Lynch

· Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

· Shares purchased by or through a 529 Plan. Class A shares are not currently available to the plans described in this waiver

· Shares purchased through a Merrill Lynch affiliated investment advisory program. Class A shares are not currently available in the programs described in this waiver

·  Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform. Class A shares are not currently available in the accounts described in this waiver

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

48     American Balanced Fund / Prospectus

·  Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for sales charge waived shares, that waiver will apply to such exchanges

· Employees and registered representatives of Merrill Lynch or its affiliates and their family members

· Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

·  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

CDSC Waivers on Classes A, B and C shares available at Merrill Lynch

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

· Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

· Shares acquired through a right of reinstatement

· Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-end sales charge discounts available at Merrill Lynch: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus.

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

American Balanced Fund / Prospectus     49

Morgan Stanley Wealth Management

Morgan Stanley Wealth Management Class A share front-end sales charge waiver

Effective July 1, 2018, Morgan Stanley Wealth Management clients purchasing Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end sales charge in the following additional circumstances:

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

· Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

·  Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales charge.

Unless specifically described above, no other front-end sales charge waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients.

Morgan Stanley Wealth Management Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and

each entity’s affiliates (“Raymond James”) Class A share Front-End Sales Charge Waiver

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Raymond James

·  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

· Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

·  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

50     American Balanced Fund / Prospectus

· A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

· Death or disability of the shareholder.

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

· Return of excess contributions from an IRA Account.

·  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

·  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

·  Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus.

·  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

·  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

American Balanced Fund / Prospectus     51

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective January 1, 2019, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

· Employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

· Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

· Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

·  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for sales charge waived shares, that waiver will also apply to such exchanges.

· Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

· Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, as well as 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans established prior to April 1, 2004 that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

·  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e. Rights of Reinstatement).

52     American Balanced Fund / Prospectus

D.A. Davidson & Co.

Front-end sales charge waivers on Class A shares available at D.A. Davidson (effective January 1, 2020)

·  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

·  Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

·  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

·  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder.

·  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

·  Return of excess contributions from an IRA Account.

·  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

·  Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

·  Breakpoints as described in this prospectus.

·  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

·  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

American Balanced Fund / Prospectus     53

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
For 24-hour information	American FundsLine (800) 325-3590 capitalgroup.com For Class R share information, visit AmericanFundsRetirement.com
Telephone calls you have with Capital Group may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to Capital Group on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, capitalgroup.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, capitalgroup.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-011-0320P Litho in USA CGD/CF/8002 Investment Company File No. 811-00066

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY

American Balanced Fund®

Part B
Statement of Additional Information

March 1, 2020

This document is not a prospectus but should be read in conjunction with the current prospectus of American Balanced Fund (the “fund”) dated March 1, 2020. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

American Balanced Fund
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

Class A	ABALX	Class 529-A	CLBAX	Class R-1	RLBAX
Class C	BALCX	Class 529-C	CLBCX	Class R-2	RLBBX
Class T	TABFX	Class 529-E	CLBEX	Class R-2E	RAMHX
Class F-1	BALFX	Class 529-T	TAFBX	Class R-3	RLBCX
Class F-2	AMBFX	Class 529-F-1	CLBFX	Class R-4	RLBEX
Class F-3	AFMBX			Class R-5E	RLEFX
				Class R-5	RLBFX
				Class R-6	RLBGX

Investment portfolio
Financial statements

American Balanced Fund — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Equity securities

· The fund will invest at least 50% of the value of its assets in common stocks.

Debt instruments

· The fund will invest at least 25% of the value of its assets in debt securities (including money market instruments) generally rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or in unrated securities determined by the investment adviser to be of equivalent quality. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Investing outside the U.S.

· The fund may invest up to 20% of its assets in securities of issuers domiciled outside the United States.

· In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

American Balanced Fund — Page 2

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Debt instruments — Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the

American Balanced Fund — Page 3

Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other

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debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

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Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. The fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

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Municipal bonds — Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing

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Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities — The fund may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of the collateral securing the obligations and the class of the instrument in which the fund invests. These securities include:

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Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective

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maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) — A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.

Warrants and rights — Warrants and rights may be acquired by the fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Inflation-linked bonds — The fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation-linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The

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interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, the fund may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid

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than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

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Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a

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loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Insufficient market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Currency transactions — The fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent the fund from entering into foreign currency transactions, force the fund to exit such transactions at an unfavorable time or price or result in penalties to the fund, any of which may result in losses to the fund.

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Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section under "Description of certain securities, investment techniques and risks" for a general description of investment techniques and risks relating to derivatives, including certain currency forwards.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause the fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Derivatives — In pursuing its investment objective, the fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts, as described above under “Currency transactions,” the fund may take positions in futures contracts, interest rate swaps and credit default swap indices, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by

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the fund as a result of the failure of the fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a derivative instrument may result in losses. Further, if a fund’s counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor and delay or impede the fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the fund’s other investments, the ability of the fund to successfully utilize such derivative instruments may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the fund’s derivative positions, the fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

Because certain derivative instruments may obligate the fund to make one or more potential future payments, which could significantly exceed the value of the fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the fund’s investment in the instrument. When a fund leverages its portfolio, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with applicable regulatory requirements, the fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the fund’s portfolio. Because the fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the fund’s investments in such derivatives may also require the fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

Futures — The fund may enter into futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the fund will incur brokerage fees and will be required to maintain margin deposits.

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Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. When the fund enters into a futures contract, the fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

When the fund invests in futures contracts and deposits margin with an FCM, the fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is less, the fund realizes a loss.

The fund is generally required to segregate liquid assets equivalent to the fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an

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amount equal to the contract price the fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the fund may be able to utilize these contracts to a greater extent than if the fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the fund had purchased the reference asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the fund may be prevented from promptly liquidating unfavorable futures positions and the fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the fund to substantial losses. Additionally, the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the fund would remain obligated to meet margin requirements until the position is cleared. As a result, the fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

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Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The fund will generally segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the fund’s investment adviser. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices (“CDXs”). A CDX is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDX transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

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The use of CDX, like all other swap agreements, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDX transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDX transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when the fund invests in a CDX as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDX is based, the investment could result in losses to the fund.

Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, the fund’s obligations under a CDX agreement will be accrued daily and, where applicable, offset against any amounts owing to the fund. In connection with CDX transactions in which the fund acts as protection buyer, the fund will segregate liquid assets with a value at least equal to the fund’s exposure (i.e., any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis, less the value of any posted margin. When the fund acts as protection seller, the fund will segregate liquid assets with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the fund has assets available to satisfy its obligations with respect to CDX transactions and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain this required margin, the fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Commercial paper — The fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt

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because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the fund’s board of trustees.

Variable and floating rate obligations — The interest rates payable on certain securities and other instruments in which the fund may invest may not be fixed but may fluctuate based upon changes in market interest rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market interest rates or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares.

The London Interbank Offered Rate (“LIBOR”) is one of the most widely used interest rate benchmarks and is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On July 27, 2017, the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. As a result, post-2021, LIBOR may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on certain loans, bonds, derivatives and other instruments in the fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This, in turn, may affect the value or return on certain of the fund’s investments, result in costs incurred in connection with closing out positions and entering into new trades and reduce the effectiveness of related fund transactions such as hedges. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. These risks may also apply with respect to potential changes in connection with other interbank offering rates (e.g., Euribor) and other indices, rates and values that may be used as “benchmarks” and are the subject of recent regulatory reform.

Repurchase agreements — The fund may enter into repurchase agreements, or “repos”, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the fund that is collateralized by the security purchased. Repos permit the fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos, a third party custodian, called a clearing bank, facilitates repo clearing and settlement, including by providing collateral management services. However, as an

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alternative to tri-party repos, the fund could enter into bilateral repos, where the parties themselves are responsible for settling transactions.

The fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in

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selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if the fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the fund’s adviser under a liquidity risk management program adopted by the fund’s board and administered by the fund’s adviser. The fund may incur significant additional costs in disposing of illiquid securities.

Maturity — There are no restrictions on the maturity composition of the portfolio. The fund invests in debt securities with a wide range of maturities. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

American Balanced Fund — Page 23

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Securities lending activities – The fund may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund will not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The fund will make loans only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the fund. As the securities lending agent, JPMorgan administers the fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the fund and JPMorgan. Under the terms of the agreement, JPMorgan is responsible for making available to approved borrowers securities from the fund’s portfolio. JPMorgan is also responsible for the administration and management of the fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the fund in accordance with the fund’s instructions or at loan termination. As compensation for its services, JPMorgan receives a portion of the amount earned by the fund for lending securities.

The fund did not engage in any securities lending activities during the most recently completed fiscal year.

* * * * * *

American Balanced Fund — Page 24

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

The fund’s portfolio turnover rates for the fiscal years ended December 31, 2019 and 2018 were 104% and 105%, respectively. The decrease in turnover was due to decreased trading activity during the period. The fund's portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended December 31, 2019 was 67%. See "Forward commitment, when issued and delayed delivery transactions" above for more information on mortgage dollar rolls. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

Under normal circumstances, the investment adviser anticipates that portfolio turnover for common stocks in the fund’s portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed 100% on an annual basis.

Fixed income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

American Balanced Fund — Page 25

Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

American Balanced Fund — Page 26

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including derivatives, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment (in accordance with applicable SEC or SEC guidance), such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or government sponsored enterprises or repurchase agreements with respect thereto.

American Balanced Fund — Page 27

Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

American Balanced Fund — Page 28

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
William H. Baribault, 1945 Trustee (2012)	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, educational and nonprofit organizations
Michael C. Camuñez, 1969 Trustee (2019)	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/ Southern California Edison

·  Senior management experience

·  Former Special Counsel to the President, The White House

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·  Corporate board experience

·  JD

American Balanced Fund — Page 29

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
Vanessa C. L. Chang, 1952 Trustee (2012)	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.

·  Service as a chief executive officer, insurance-related (claims/dispute resolution) internet company

·  Senior management experience, investment banking

·  Former partner, public accounting firm

·  Corporate board experience

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·  Former member of the Governing Council of the Independent Directors Council

·  CPA (inactive)

American Balanced Fund — Page 30

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
Linda Griego, 1947 Trustee (2012)	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc. Former director of AECOM (until 2019)

·  Former Deputy Mayor, City of Los Angeles

·  Service in numerous federal, state and city commission appointments focused on, among other areas, economic development

·  Service as a chief executive officer, real estate and hospitality businesses

·  Service as a Los Angeles director, Federal Reserve Bank of San Francisco

·  Corporate board experience

·  Board service for hospitals, and philanthropic, educational and nonprofit organizations

American Balanced Fund — Page 31

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
Leonade D. Jones, 1947 Trustee (1993)	Retired	10	None

·  Service as treasurer of a diversified media and education company

·  Founder of e-commerce and educational loan exchange businesses

·  Corporate board and investment advisory committee experience

·  Service on advisory and trustee boards for charitable, educational, public and nonprofit organizations

·  Service on the Governing Council of the Independent Directors Council

·  JD, MBA

William D. Jones, 1955 Trustee (2008)	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy

·  Senior investment and management experience, real estate

·  Corporate board experience

·  Service as director, Federal Reserve Boards of San Francisco and Los Angeles

·  Service on advisory and trustee boards for charitable, educational, municipal and nonprofit organizations

·  MBA

American Balanced Fund — Page 32

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
James J. Postl, 1946 Chairman of the Board (Independent and Non-Executive) (2007)	Retired	4	Former director of Pulte, Inc. (until 2017)

·  Service as chief executive officer for multiple international companies

·  Senior corporate management experience

·  Corporate board experience

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

Josette Sheeran, 1954 Trustee (2019)	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None

·  Senior management experience

·  Government service

·  Service on advisory councils and commissions for international and governmental organizations

·  Service on advisory and trustee boards for charitable and nonprofit organizations

American Balanced Fund — Page 33

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
Margaret Spellings, 1957 Trustee (2012)	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	Former director of ClubCorp Holdings, Inc. (until 2017)

·  Former U.S. Secretary of Education, U.S. Department of Education

·  Former Assistant to the President for Domestic Policy, The White House

·  Former senior advisor to the Governor of Texas

·  Service on advisory and trustee boards for charitable and nonprofit organizations

Isaac Stein, 1946 Trustee (2004)	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Former director of Alexza Pharmaceuticals, Inc. (until 2016)

·  Service as chief executive officer, apparel company

·  Service as chief financial officer and general counsel, international materials science company

·  Former partner, law firm

·  Corporate board experience

·  Service on advisory and trustee boards for charitable and nonprofit organizations

·  JD, MBA

American Balanced Fund — Page 34

Interested trustee(s)5,6

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years
Gregory D. Johnson, 1963 Co-President and Trustee (2003)	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company*; Director, Capital Research and Management Company	4	None
Hilda L. Applbaum, 1961 Senior Vice President and Trustee (1999)	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*	4	None

American Balanced Fund — Page 35

Other officers6

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Jeffrey T. Lager, 1968 Co-President (2002)	Partner – Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Executive Vice President (2012)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Paul Benjamin, 1979 Senior Vice President (2014)	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.*
Alan N. Berro, 1960 Senior Vice President (2010)	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company*; Director, The Capital Group Companies, Inc.*
Michael T. Kerr, 1959 Senior Vice President (2019)	Partner – Capital International Investors, Capital Research and Management Company
James R. Mulally, 1952 Senior Vice President (2009)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
John R. Queen, 1965 Senior Vice President (2018)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Senior Vice President – Private Client Services Division, Capital Bank and Trust Company*
Paul F. Roye, 1953 Senior Vice President (2007)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Alan J. Wilson, 1961 Senior Vice President (2019)	Partner – Capital World Investors, Capital Research and Management Company
Richmond A. Wolf, 1970 Senior Vice President (2014)	Partner – Capital World Investors, Capital Research and Management Company
Pramod Atluri, 1976 Vice President (2019)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Vice President – Capital Fixed Income Investors, Capital Bank and Trust Company*
Michael W. Stockton, 1967 Secretary (2014)	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer (2016)	Vice President – Investment Operations, Capital Research and Management Company

American Balanced Fund — Page 36

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Courtney R. Taylor, 1975 Assistant Secretary (2018)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer (2019)	Assistant Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer (2016)	Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 Funds managed by Capital Research and Management Company or its affiliates.

4 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

5 The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6 All of the trustees and/or officers listed, with the exception of Paul R. Benjamin, James R. Mulally and Richmond A. Wolf, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

American Balanced Fund — Page 37

Fund shares owned by trustees as of December 31, 2019:

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
Independent trustees
William H. Baribault	None	Over $100,000	N/A	Over $100,000
Michael C. Camuñez	$10,001 – $50,000	Over $100,000	$10,001 – $50,000	$50,001 – $100,000
Vanessa C. L. Chang	Over $100,000	Over $100,000	N/A	N/A
Linda Griego	$10,001 – $50,000	Over $100,000	N/A	N/A
Leonade D. Jones	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William D. Jones	$50,001 – $100,000	Over $100,000	$10,001 – $50,000	Over $100,000
James J. Postl	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Josette Sheeran	None	Over $100,000	N/A	N/A
Margaret Spellings	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Isaac Stein	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees
Gregory D. Johnson	Over $100,000	Over $100,000
Hilda L. Applbaum	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2  N/A indicates that the listed individual, as of December 31, 2019, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

American Balanced Fund — Page 38

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual retainer fee based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

American Balanced Fund — Page 39

Trustee compensation earned during the fiscal year ended December 31, 2019:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault[2]	$42,563	$398,000
Michael C. Camuñez[2]	57,125	228,500
Vanessa C. L. Chang	42,313	382,000
Linda Griego	42,000	308,000
Leonade D. Jones[2]	38,492	380,300
William D. Jones[2]	40,000	439,500
James J. Postl[2]	69,625	278,500
Josette Sheeran	40,063	290,500
Margaret Spellings[2]	37,513	469,975
Isaac Stein[2]	56,500	226,000

1  Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2019 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2  Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2019 fiscal year for participating trustees is as follows: William H. Baribault ($8,978), Michael C. Camuñez ($15,322), Leonade D. Jones ($360,638), William D. Jones ($26,744), James J. Postl ($1,172,324), Margaret Spellings ($102,155) and Isaac Stein ($845,242). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on September 6, 1932, reorganized in Maryland on February 2, 1990, and reorganized as a Delaware statutory trust on March 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund

American Balanced Fund — Page 40

shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

American Balanced Fund — Page 41

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of William H. Baribault, Michael C. Camuñez, Vanessa C. L. Chang, Linda Griego, Leonade D. Jones, Josette Sheeran and Margaret Spellings. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2019 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2019 fiscal year.

The fund has a nominating and governance committee comprised of Linda Griego, Leonade D. Jones, William D. Jones, James J. Postl, Margaret Spellings and Isaac Stein. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2019 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available at capitalgroup.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. The boards of American Funds have established a Joint Proxy Committee (“JPC”) composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

American Balanced Fund — Page 42

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. Certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting its voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and clients on a pro-rata basis based on assets. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular equity investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the JPC, as appropriate.

From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with Capital Group, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

American Balanced Fund — Page 43

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

American Balanced Fund — Page 44

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on February 1, 2020. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	26.16%
		CLASS C	7.26
		CLASS F-3	58.31
		CLASS 529-A	12.92
		CLASS 529-C	6.48

PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	8.23
		CLASS C	10.29
		CLASS F-1	7.53
		CLASS F-2	13.19
		CLASS F-3	6.14
		CLASS 529-F-1	10.40
		CLASS R-1	6.78

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS A	6.44
		CLASS C	13.42
		CLASS F-1	5.99
		CLASS F-2	7.18

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	5.84
		CLASS C	6.18
		CLASS F-1	14.17
		CLASS F-2	14.93
		CLASS F-3	10.97

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT JACKSONVILLE FL	RECORD	CLASS C	7.42
		CLASS F-1	6.17
		CLASS F-2	10.21
		CLASS R-5	5.12

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- SAN DIEGO CA	RECORD	CLASS C	5.85
		CLASS F-2	10.41

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ST PETERSBURG FL	RECORD	CLASS C	5.77
		CLASS F-2	10.71

American Balanced Fund — Page 45

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	15.02

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS #2 SAN FRANCISCO CA	RECORD	CLASS F-1	5.78
		CLASS F-3	7.44

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CU OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS F-1	5.56
		CLASS F-2	9.27
		CLASS 529-C	8.66

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #3 SAN FRANCISCO CA	RECORD	CLASS F-3	10.61

TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT DC 401K HARTFORD CT	RECORD BENEFICIAL	CLASS R-1	10.31

ADP ACCESS PRODUCT 401K PLAN BOSTON MA	RECORD BENEFICIAL	CLASS R-2E	14.71

MASSACHUSETTS MUTUAL INSURANCE COM ACCOUNT SPRINGFIELD MA	RECORD	CLASS R-2E	9.80

HARTFORD 401K PLAN #1 HARTFORD CT	RECORD BENEFICIAL	CLASS R-2E	6.41

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 401K PLAN HARTFORD CT	RECORD BENEFICIAL	CLASS R-3	9.38

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-3	5.19

TRADER JOE'S COMPANY RETIREMENT PLAN ENGLEWOOD CO	RECORD BENEFICIAL	CLASS R-4	23.78

American Balanced Fund — Page 46

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-4	22.83

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-5	21.19

WESCO DISTRIBUTION INC 401K PLAN CHARLOTTE NC	RECORD BENEFICIAL	CLASS R-5	9.25

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - REINVEST AC #4 SAN FRANCISCO CA	RECORD	CLASS R-5	6.71
		CLASS R-5E	7.26

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #2 JERSEY CITY NJ	RECORD	CLASS R-5E	27.40

UA UNION LOCAL NO 290 PLUMBER RETIREMENT PLAN WESTWOOD MA	RECORD BENEFICIAL	CLASS R-5E	11.89

AMERICAN FUNDS BALANCED PORTFOLIO OMNIBUS ACCOUNT NORFOLK VA	RECORD	CLASS R-6	8.88

AMERICAN FUNDS 2030 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	5.88

AMERICAN FUNDS 2025 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	5.29

Because Class T and Class 529-T shares are not currently offered to the public, Capital Research and Management Company, the fund’s investment adviser, owns 100% of the fund‘s outstanding Class T and Class 529-T shares.

As of February 1, 2020, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

American Balanced Fund — Page 47

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: S&P 500 Index, Lipper Growth and Income Funds Index, Bloomberg Barclays U.S. Aggregate Index, a custom average consisting of one share class per fund of general U.S. Government funds that disclose investment objectives and strategies comparable to those of the fund and a custom average consisting of one share class per fund of core bond funds that disclose investment objectives and strategies comparable to those of the fund. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

American Balanced Fund — Page 48

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of December 31, 2019:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Gregory D. Johnson	Over $1,000,000	1	$108.5	2	$0.26	None
Hilda L. Applbaum	$500,001 – $1,000,000	2	$116.3	3	$1.81	None
Jeffrey T. Lager	Over $1,000,000	2	$156.0	2	$0.57	None
Paul Benjamin	$500,001 – $1,000,000	2	$144.4	2	$0.26	None
Alan N. Berro	Over $1,000,000	23	$213.4	2	$0.57	None
Michael T. Kerr	Over $1,000,000	3	$337.8	3	$0.37	None
James R. Mulally	Over $1,000,000	7	$149.4	2	$0.25	None
John R. Queen	$500,001 – $1,000,000	19	$86.5	2	$0.62	45	$0.87
Alan J. Wilson	Over $1,000,000	3	$357.9	3	$0.67	None
Pramod Atluri	Over $1,000,000	3	$176.9	1	$0.13	None

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

American Balanced Fund — Page 49

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until January 31, 2021, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based on the following annualized rates and average daily net asset levels:

Rate	Net asset level
	In excess of	Up to
0.42%	$ 0	$ 500,000,000
0.324	500,000,000	1,000,000,000
0.30	1,000,000,000	1,500,000,000
0.282	1,500,000,000	2,500,000,000
0.27	2,500,000,000	4,000,000,000
0.262	4,000,000,000	6,500,000,000
0.255	6,500,000,000	10,500,000,000
0.25	10,500,000,000	13,000,000,000
0.245	13,000,000,000	17,000,000,000
0.24	17,000,000,000	21,000,000,000
0.235	21,000,000,000	27,000,000,000
0.230	27,000,000,000	34,000,000,000
0.225	34,000,000,000	44,000,000,000

American Balanced Fund — Page 50

Rate	Net asset level
	In excess of	Up to
0.220	44,000,000,000	55,000,000,000
0.215	55,000,000,000	71,000,000,000
0.210	71,000,000,000	89,000,000,000
0.207	89,000,000,000	115,000,000,000
0.204	115,000,000,000	144,000,000,000
0.202	144,000,000,000

For the fiscal years ended December 31, 2019, 2018 and 2017, the investment adviser earned from the fund management fees of $319,586,000, $287,258,000 and $254,460,000, respectively. The fund’s board of trustees approved an amended Investment Advisory and Service Agreement, pursuant to which the annualized rate payable to the investment adviser on daily net assets in excess of certain levels would be decreased. The investment adviser voluntarily waived management fees to give effect to the approved rates in advance of the effective date of the amended Agreement. Accordingly, after giving effect to the voluntary fee waiver described above, the fund paid the investment adviser management fees of $287,224,000 (a reduction of $34,000) and $254,398,000 (a reduction of $62,000) for the fiscal years ended December 31, 2018 and 2017, respectively.

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until January 31, 2021, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to each of the share classes (which could be increased as noted above) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

American Balanced Fund — Page 51

During the 2019 fiscal year, administrative services fees were:

Administrative services fee
Class A	$14,450,000
Class C	3,790,000
Class T	—*
Class F-1	2,042,000
Class F-2	5,397,000
Class F-3	1,786,000
Class 529-A	1,638,000
Class 529-C	298,000
Class 529-E	70,000
Class 529-T	—*
Class 529-F-1	94,000
Class R-1	47,000
Class R-2	470,000
Class R-2E	39,000
Class R-3	1,221,000
Class R-4	2,438,000
Class R-5E	123,000
Class R-5	727,000
Class R-6	9,378,000

* Amount less than $1,000.

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

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Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2019	$29,066,000	$127,148,000
	2018	25,691,000	111,703,000
	2017	26,755,000	117,553,000
Class C	2019	796,000	18,488,000
	2018	864,000	17,724,000
	2017	4,427,000	18,094,000
Class 529-A	2019	1,347,000	6,293,000
	2018	1,367,000	6,133,000
	2017	1,339,000	6,121,000
Class 529-C	2019	57,000	803,000
	2018	49,000	848,000
	2017	58,000	878,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

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Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to ..25% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable. As of the fund’s most recent fiscal year, unreimbursed expenses that remained subject to reimbursement under the Plan for Class A shares totaled $13,150,000 or 0.02% of Class A net assets.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A, C, 529-A or 529-C shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A or 529-A shares.

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Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

During the 2019 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$176,379,000	$14,832,000
Class C	95,324,000	9,356,000
Class T	—	—
Class F-1	12,824,000	1,336,000
Class 529-A	9,896,000	891,000
Class 529-C	7,284,000	823,000
Class 529-E	870,000	103,000
Class 529-T	—	—
Class 529-F-1	—	—
Class R-1	1,178,000	125,000
Class R-2	8,857,000	1,850,000
Class R-2E	601,000	60,000
Class R-3	15,273,000	2,006,000
Class R-4	15,359,000	1,615,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial advisor at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

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Fee to Virginia529 — Class 529 shares are offered to certain American Funds by Virginia529 through CollegeAmerica and Class ABLE-A shares are offered to certain American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. As compensation for its oversight and administration of the CollegeAmerica and ABLEAmerica savings plans, Virginia529 is entitled to receive a quarterly fee based on the combined net assets invested in Class 529 shares and Class ABLE-A shares across all American Funds. The quarterly fee is accrued daily and calculated at the annual rate of .09% on the first $20 billion of net assets invested in American Funds Class 529 shares and Class ABLE-A shares, .05% on net assets between $20 billion and $100 billion and .03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of American Funds Class 529 and Class ABLE-A shares for the last month of the prior calendar quarter. Virginia529 is currently waiving that portion of its fee attributable to Class ABLE-A shares. Such waiver is expected to remain in effect until the earlier of (a) the date on which total net assets invested in Class ABLE-A shares reach $300 million and (b) June 30, 2023.

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Other compensation to dealers — As of February 2020, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Woodbury Financial Services, Inc.
American Portfolios Financial Services, Inc.
Ameriprise
Ameriprise Financial Services, Inc.
AXA Advisors
AXA Advisors, LLC
Cambridge

Cambridge Investment Research Advisors, Inc.

Cambridge Investment Research, Inc.
Cetera Financial Group
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC

First Allied Securities Inc.

Summit Brokerage Services, Inc.

Charles Schwab Network
Charles Schwab & Co., Inc.
Charles Schwab Bank

Commonwealth
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones

Fidelity
Fidelity Investments

Fidelity Retirement Network
National Financial Services LLC

Hefren-Tillotson

Hefren-Tillotson, Inc.
HTK

Hornor, Townsend & Kent, LLC

J.J.B. Hilliard Lyons
Hilliard Lyons Trust Company LLC
J.J.B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
J.P. Morgan Securities LLC
JP Morgan Chase Bank, N.A.
Janney Montgomery Scott
Janney Montgomery Scott LLC

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Kestra Securities
H. Beck, Inc.
Kestra Investment Services LLC
NFP Advisor Services LLC
Ladenburg Thalmann Group
Investacorp, Inc.
KMS Financial Services, Inc.

Ladenburg, Thalmann & Co., Inc.

Ladenburg Thalmann Asset Management Inc.

Securities America, Inc.
Securities Service Network Inc.
Triad Advisors LLC
Lincoln Network
Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation
LPL Group
LPL Financial LLC

Private Advisor Group, LLC
Merrill
Bank of America, NA
Bank of America Private Bank
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MML Investors Services

MassMutual Trust Company FSB
MML Distributors LLC
MML Investors Services, LLC
The MassMutual Trust Company FSB

Morgan Stanley Wealth Management

NMIS
Northwestern Mutual Investment Services, LLC

Park Avenue Securities LLC

PNC Network
PNC Bank, National Association
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC
RBC Capital Markets LLC
Robert W. Baird
Robert W. Baird & Co, Incorporated
Stifel, Nicolaus & Co

Stifel, Nicolaus & Company, Incorporated
UBS
UBS Financial Services, Inc.
UBS Securities, LLC

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Voya Financial
Voya Financial Advisors, Inc.
Wells Fargo Network
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors LLC (WBS)
Wells Fargo Advisors Private Client Group
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC

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Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the trade-off between market impact and opportunity costs. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates and commission rates that other institutional investors are paying. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

As of January 1, 2019, the investment adviser has undertaken to bear the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the investment adviser’s investment professionals, the investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The

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investment adviser voluntarily reimburses such registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by the investment adviser or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While the investment adviser and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of the investment adviser, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The investment adviser and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating

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purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. The investment adviser and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. The investment adviser may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when the investment adviser believes doing so will not have a material impact on the price or quality of other transactions.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. The investment adviser will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The investment adviser will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions (net of any reimbursements described below) borne by the fund for the fiscal years ended December 31, 2019, 2018 and 2017 amounted to $11,723,000, $10,175,000 and $12,901,000, respectively. Beginning January 1, 2019, the investment adviser is reimbursing the fund for all amounts collected into the commission sharing arrangement. For the fiscal year ended December 31, 2019, the investment adviser reimbursed the fund $2,391,000 for commissions paid to broker−dealers through a commission sharing arrangement to compensate such broker−dealers for research services. Increases (or decreases) in the dollar amount of brokerage commissions borne by the fund over the last three fiscal years resulted from increases (or decreases) in the volume of trading

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activity and/or the amount of commissions used to pay for research services through a commission sharing arrangement.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Citigroup Inc., Credit Suisse Group AG, Goldman Sachs Group, Inc., Jefferies & Company Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets LLC and Wells Fargo Securities, LLC. At the end of the fund’s most recently completed fiscal year, the fund held debt and equity securities of Citigroup Inc. in the amount of $452,108,000, Goldman Sachs Group, Inc. in the amount of $708,346,000, J.P. Morgan Securities LLC in the amount of $1,770,164,000 and Wells Fargo Securities, LLC in the amount of $416,183,000. The fund held debt securities of Credit Suisse Group AG in the amount of $77,492,000, Jefferies & Company Inc. in the amount of $903,000, Morgan Stanley & Co. LLC in the amount of $150,051,000 and RBC Capital Markets LLC in the amount of $36,320,000.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Capital Group website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund‘s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality

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obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Capital Group website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the Capital Group website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. For days on which the New York Stock Exchange publishes in advance that it will close early (e.g., the day before July 4th, the day after Thanksgiving and Christmas Eve), orders received after the planned early close will be entered at the calculated offering price on the following business day. However, if the New York Stock Exchange makes an unscheduled close prior to 4 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time on that business day. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available

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bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed income dealers, are generally valued in the manner described above for either equity or fixed income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including both interest rate swaps and positions in credit default swap indices, are valued using market quotations or valuations provided by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has appointed the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the

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security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Shareholders of the fund that are individuals and meet certain holding period requirements with respect to their fund shares may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to such shareholders.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution.

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The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Tax consequences of investing in derivatives — The fund may enter into transactions involving derivatives, such as futures, swaps and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to the fund, accelerate the fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of fund distributions.

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Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C, T or F-1 shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F-1 shares may also generally be exchanged without a sales charge for the corresponding 529 share class.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. However, exchanges are not permitted from Class A shares of American Funds U.S. Government Money Market Fund to Class C shares of (1) American Funds Short-Term Tax-Exempt Bond Fund, (2) Intermediate Bond Fund of America, (3) Limited Term Tax-Exempt Bond Fund of America, (4) Short-Term Bond Fund of America or (5) American Funds Inflation Linked Bond Fund.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or capitalgroup.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

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processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class F-1 shares and Class 529-C shares of the fund automatically convert to Class 529-A shares, in each case in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C and Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a restriction under the fund’s “frequent trading policy.” Under this policy, systematic redemptions will not trigger a restriction and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Potentially abusive activity — American Funds Service Company will monitor for the types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. Your financial intermediary can also convert Class F-1 shares to Class A shares without a sales charge if they are held in a brokerage account and they were initially transferred to the account or converted from Class C shares. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class

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A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

In addition, American Funds Class A and Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A and Class 529-A shares before Class F-2 and Class 529-F-1 shares were made available under this privilege.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Class F-2 and Class 529-F-1 purchases

If requested, American Funds Class F-2 and Class 529-F-1 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 or Class 529-F-1 is established under this privilege, additional investments can be made in Class F-2 or Class 529-F-1 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Investors may not move investments from a Capital Bank & Trust Company SIMPLE IRA Plus to a Capital Bank & Trust Company SIMPLE IRA unless it is part of a plan transfer or to a current employer’s Capital Bank & Trust Company SIMPLE IRA plan.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

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Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

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· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be

American Balanced Fund — Page 82

reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

·  Required minimum distributions taken from retirement accounts in accordance with IRS regulations.

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds and you may be subject to a fee for the transaction.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

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Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using capitalgroup.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are

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automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2019 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$55,060,000
Class C	7,396,000
Class T	—*
Class F-1	6,303,000
Class F-2	15,295,000
Class F-3	267,000
Class 529-A	2,787,000
Class 529-C	510,000
Class 529-E	65,000
Class 529-T	—*
Class 529-F-1	159,000
Class R-1	113,000
Class R-2	4,026,000
Class R-2E	202,000
Class R-3	4,596,000
Class R-4	6,141,000
Class R-5E	506,000
Class R-5	911,000
Class R-6	147,000

* Amount less than $1,000.

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Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC. Deloitte Tax LLP prepares tax returns for the fund. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110-1726, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on December 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the Capital Group organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

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Determination of net asset value, redemption price and maximum offering price per share for Class A shares — December 31, 2019

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$28.50
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$30.24

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

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Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds Developing World Growth and Income FundSM	30100	33100	43100	34100	36100	37100
American Funds Global Balanced FundSM	037	337	43037	437	637	737
American Funds Global Insight FundSM	30122	33122	43122	34122	36122	37122
American Funds International Vantage FundSM	30123	33123	43123	34123	36123	37123
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income FundSM	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors FundSM	001	301	43001	401	601	701
Fixed income funds
American Funds Emerging Markets Bond Fund®	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund®	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds Strategic Bond FundSM	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds U.S. Government Money Market FundSM	059	359	43059	459	659	759

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	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class ABLE-A
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402	N/A
American Balanced Fund	1011	1311	1511	46011	1411	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	N/A
American Funds Global Insight Fund	10122	13122	15122	46122	14122	N/A
American Funds International Vantage Fund	10123	13123	15123	46123	14123	N/A
American Mutual Fund	1003	1303	1503	46003	1403	N/A
Capital Income Builder	1012	1312	1512	46012	1412	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	N/A
EuroPacific Growth Fund	1016	1316	1516	46016	1416	N/A
Fundamental Investors	1010	1310	1510	46010	1410	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	N/A
The Income Fund of America	1006	1306	1506	46006	1406	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	N/A
The Investment Company of America	1004	1304	1504	46004	1404	N/A
The New Economy Fund	1014	1314	1514	46014	1414	N/A
New Perspective Fund	1007	1307	1507	46007	1407	N/A
New World Fund	1036	1336	1536	46036	1436	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	N/A
Fixed income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	N/A
American High-Income Trust	1021	1321	1521	46021	1421	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	48059

American Balanced Fund — Page 92

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Funds Global Insight Fund	21122	22122	41122	23122	24122	27122	25122	26122
American Funds International Vantage Fund	21123	22123	41123	23123	24123	27123	25123	26123
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

American Balanced Fund — Page 93

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds 2065 Target Date Retirement FundSM	30185	33185	43185	34185	36185	37185
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2065 Target Date Retirement FundSM	21185	22185	41185	23185	24185	27185	25185	26185
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

American Balanced Fund — Page 94

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2036 FundSM	10125	13125	15125	46125	14125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494
American Funds College 2027 Fund®	1093	1393	1593	46093	1493
American Funds College 2024 Fund®	1092	1392	1592	46092	1492
American Funds College 2021 Fund®	1091	1391	1591	46091	1491
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	355	43055	455	655	755
American Funds Growth PortfolioSM	053	353	43053	453	653	753
American Funds Growth and Income PortfolioSM	051	351	43051	451	651	751
American Funds Moderate Growth and Income PortfolioSM	050	350	43050	450	650	750
American Funds Conservative Growth and Income PortfolioSM	047	347	43047	447	647	747
American Funds Tax-Aware Conservative Growth and Income PortfolioSM	046	346	43046	446	646	746
American Funds Preservation PortfolioSM	045	345	43045	445	645	745
American Funds Tax-Exempt Preservation PortfolioSM	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class ABLE-A
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	48055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	48053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	48051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	48050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	48047
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	48045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

American Balanced Fund — Page 95

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	33109	43109	34109	36109	37109
American Funds Retirement Income Portfolio – ModerateSM	30110	33110	43110	34110	36110	37110
American Funds Retirement Income Portfolio – EnhancedSM	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

American Balanced Fund — Page 96

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

American Balanced Fund — Page 97

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

American Balanced Fund — Page 98

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

American Balanced Fund — Page 99

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

American Balanced Fund — Page 100

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American Balanced Fund — Page 101

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

American Balanced Fund — Page 102

American Balanced Fund®
Investment portfolio
December 31, 2019
Common stocks 64.07% Information technology 15.06%	Shares	Value (000)
Microsoft Corp.	48,792,000	$7,694,498
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	56,545,100	3,285,270
Broadcom Inc.	8,833,007	2,791,407
Intel Corp.	35,729,400	2,138,405
ASML Holding NV (New York registered)	4,716,458	1,395,788
ASML Holding NV1	1,660,000	494,365
Samsung Electronics Co., Ltd.[1]	20,225,000	974,528
Visa Inc., Class A	4,218,000	792,562
Applied Materials, Inc.	9,727,584	593,772
Autodesk, Inc.[2]	3,062,000	561,754
Mastercard Inc., Class A	1,688,000	504,020
NortonLifeLock Inc.	14,000,000	357,280
VeriSign, Inc.[2]	1,800,000	346,824
Apple Inc.	1,020,000	299,523
Adobe Inc.[2]	760,000	250,656
Square, Inc., Class A2	3,885,000	243,046
Keyence Corp.[1]	659,000	233,255
TE Connectivity Ltd.	2,200,000	210,848
Texas Instruments Inc.	1,583,697	203,172
Analog Devices, Inc.	1,440,000	171,130
Sabre Corp.	7,088,721	159,071
FleetCor Technologies, Inc.[2]	551,500	158,678
Fiserv, Inc.[2]	1,157,000	133,784
Intuit Inc.	500,000	130,965
KLA Corp.	470,011	83,742
		24,208,343
Health care 9.94%
UnitedHealth Group Inc.	16,959,000	4,985,607
Cigna Corp.	9,542,917	1,951,431
Merck & Co., Inc.	16,936,400	1,540,366
Pfizer Inc.	39,187,000	1,535,347
Johnson & Johnson	6,650,000	970,035
Thermo Fisher Scientific Inc.	2,686,000	872,601
Boston Scientific Corp.[2]	12,175,000	550,554
Centene Corp.[2]	8,521,326	535,736
CVS Health Corp.	5,304,869	394,099
Anthem, Inc.	1,235,700	373,218
AstraZeneca PLC[1]	3,358,000	335,963
Novartis AG1	2,980,000	282,332
ResMed Inc.	1,635,000	253,376
Gilead Sciences, Inc.	3,500,000	227,430
Abbott Laboratories	2,546,700	221,206
Eli Lilly and Co.	1,440,000	189,259
Humana Inc.	454,000	166,400
Daiichi Sankyo Co., Ltd.[1]	2,448,000	161,648
Bluebird Bio, Inc.[2]	1,810,000	158,828
American Balanced Fund — Page 1 of 40

Common stocks (continued) Health care (continued)	Shares	Value (000)
BioMarin Pharmaceutical Inc.[2]	1,590,000	$134,435
Vertex Pharmaceuticals Inc.[2]	458,100	100,301
WellCare Health Plans, Inc.[2]	99,900	32,988
		15,973,160
Financials 8.62%
Berkshire Hathaway Inc., Class A2	9,666	3,282,477
Berkshire Hathaway Inc., Class B2	2,536,000	574,404
JPMorgan Chase & Co.	10,734,300	1,496,361
BlackRock, Inc.	1,939,000	974,735
Chubb Ltd.	5,605,500	872,552
PNC Financial Services Group, Inc.	5,370,000	857,213
Capital One Financial Corp.	7,593,147	781,411
Goldman Sachs Group, Inc.	2,561,685	589,008
The Blackstone Group Inc., Class A	8,538,272	477,631
Citigroup Inc.	5,140,400	410,667
Intercontinental Exchange, Inc.	3,866,600	357,854
CME Group Inc., Class A	1,703,000	341,826
Bank of America Corp.	9,500,000	334,590
Legal & General Group PLC[1]	70,000,000	282,014
Wells Fargo & Co.	5,057,500	272,093
Truist Financial Corp.	4,603,725	259,282
Aon PLC, Class A	1,056,000	219,954
RenaissanceRe Holdings Ltd.	1,111,000	217,778
Barclays PLC[1]	91,188,300	217,763
HDFC Bank Ltd.[1]	11,283,000	201,085
First Republic Bank	1,658,100	194,744
Discover Financial Services	1,950,000	165,399
S&P Global Inc.	478,000	130,518
AIA Group Ltd.[1]	10,607,000	111,603
Nasdaq, Inc.	1,014,910	108,697
Marsh & McLennan Cos., Inc.	622,000	69,297
BNP Paribas SA1	779,720	46,414
Arch Capital Group Ltd.[2]	324,900	13,935
		13,861,305
Industrials 5.60%
Boeing Co.	7,604,600	2,477,275
Lockheed Martin Corp.	3,594,500	1,399,626
Northrop Grumman Corp.	3,186,900	1,096,198
CSX Corp.	12,865,500	930,948
Airbus SE, non-registered shares[1]	4,122,253	604,807
Johnson Controls International PLC	9,000,000	366,390
Deere & Co.	2,000,000	346,520
Honeywell International Inc.	1,892,000	334,884
Safran SA1	1,664,000	257,944
TransDigm Group Inc.	380,000	212,800
United Parcel Service, Inc., Class B	1,750,000	204,855
Parker-Hannifin Corp.	903,000	185,855
Waste Management, Inc.	1,380,000	157,265
Cummins Inc.	800,000	143,168
Union Pacific Corp.	765,000	138,304
American Balanced Fund — Page 2 of 40

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Caterpillar Inc.	808,400	$119,385
Norfolk Southern Corp.	123,000	23,878
		9,000,102
Communication services 5.12%
Alphabet Inc., Class C2	862,500	1,153,180
Alphabet Inc., Class A2	386,100	517,138
Comcast Corp., Class A	36,181,300	1,627,073
Facebook, Inc., Class A2	6,863,600	1,408,754
Charter Communications, Inc., Class A2	2,771,200	1,344,254
Activision Blizzard, Inc.	14,123,000	839,189
T-Mobile US, Inc.[2]	9,000,000	705,780
Netflix, Inc.[2]	607,000	196,407
ViacomCBS Inc., Class B	4,520,000	189,704
Nintendo Co., Ltd.[1]	364,000	146,927
Verizon Communications Inc.	1,687,000	103,582
		8,231,988
Consumer staples 4.74%
Philip Morris International Inc.	29,300,700	2,493,197
Altria Group, Inc.	24,947,000	1,245,105
Nestlé SA1	10,190,000	1,103,949
Conagra Brands, Inc.	12,452,000	426,356
Anheuser-Busch InBev SA/NV1	4,040,000	331,286
Coca-Cola Co.	5,785,000	320,200
Coca-Cola European Partners PLC	5,440,000	276,787
Mondelez International, Inc.	4,455,400	245,403
Procter & Gamble Co.	1,600,000	199,840
Church & Dwight Co., Inc.	2,639,317	185,650
General Mills, Inc.	3,150,000	168,714
Costco Wholesale Corp.	535,000	157,247
Kellogg Co.	2,200,000	152,152
British American Tobacco PLC[1]	3,141,518	133,845
British American Tobacco PLC (ADR)	410,000	17,409
Constellation Brands, Inc., Class A	570,000	108,157
Keurig Dr Pepper Inc.	1,873,215	54,230
		7,619,527
Consumer discretionary 4.62%
Home Depot, Inc.	11,380,300	2,485,230
Amazon.com, Inc.[2]	875,700	1,618,154
Carnival Corp., units	12,000,000	609,960
General Motors Co.	10,405,000	380,823
Dollar General Corp.	2,415,000	376,692
VF Corp.	3,420,000	340,837
Domino’s Pizza, Inc.	1,109,000	325,802
LVMH Moët Hennessy-Louis Vuitton SE1	571,000	265,932
Marriott International, Inc., Class A	1,577,000	238,805
Toll Brothers, Inc.	5,870,000	231,924
Darden Restaurants, Inc.	2,000,000	218,020
NIKE, Inc., Class B	1,532,000	155,207
MGM Resorts International	4,560,000	151,711
Wynn Resorts, Ltd.	199,000	27,635
		7,426,732
American Balanced Fund — Page 3 of 40

Common stocks (continued) Energy 3.80%	Shares	Value (000)
Chevron Corp.	9,633,755	$1,160,964
Royal Dutch Shell PLC, Class B (ADR)	14,396,000	863,328
Royal Dutch Shell PLC, Class B1	2,861,540	85,267
Baker Hughes Co., Class A	28,556,000	731,890
Noble Energy, Inc.	22,500,000	558,900
Enbridge Inc.	11,500,000	457,355
Enbridge Inc. (CAD denominated)	1,394,400	55,441
Suncor Energy Inc.	12,679,346	415,566
Exxon Mobil Corp.	5,463,100	381,215
ConocoPhillips	5,505,500	358,023
EOG Resources, Inc.	2,961,400	248,047
Murphy Oil Corp.[3]	8,087,138	216,735
Pioneer Natural Resources Co.	1,406,400	212,887
Schlumberger Ltd.	5,000,000	201,000
Canadian Natural Resources, Ltd. (CAD denominated)	2,575,500	83,301
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	4,301,100	68,560
		6,098,479
Materials 2.97%
DuPont de Nemours Inc.	12,273,100	787,933
LyondellBasell Industries NV	7,672,100	724,860
Sherwin-Williams Co.	1,052,400	614,117
Royal Gold, Inc.[3]	4,254,500	520,113
Dow Inc.	8,231,000	450,483
Shin-Etsu Chemical Co., Ltd.[1]	4,011,100	439,760
Air Products and Chemicals, Inc.	1,065,000	250,264
LafargeHolcim Ltd.[1]	3,787,143	210,004
Rio Tinto PLC[1]	2,750,000	163,397
Linde PLC	730,000	155,417
Norsk Hydro ASA[1]	40,404,025	150,839
Nucor Corp.	2,500,000	140,700
Corteva, Inc.	4,645,166	137,311
WestRock Co.	576,703	24,746
		4,769,944
Real estate 2.90%
Simon Property Group, Inc. REIT	8,169,000	1,216,854
Equinix, Inc. REIT	1,463,000	853,953
Crown Castle International Corp. REIT	4,240,000	602,716
Sun Communities, Inc. REIT	3,633,000	545,313
American Tower Corp. REIT	1,939,000	445,621
Digital Realty Trust, Inc. REIT	2,991,000	358,142
Iron Mountain Inc. REIT	10,166,200	323,997
AGNC Investment Corp. REIT	9,820,000	173,618
Ventas, Inc. REIT	2,464,400	142,294
Embassy Office Parks REIT[1]	681,000	4,043
		4,666,551
Utilities 0.70%
DTE Energy Co.	2,465,000	320,130
Public Service Enterprise Group Inc.	3,922,408	231,618
AES Corp.	9,016,356	179,425
Enel SpA[1]	19,892,254	158,251
Sempra Energy	570,000	86,344
American Balanced Fund — Page 4 of 40

Common stocks (continued) Utilities (continued)	Shares	Value (000)
Exelon Corp.	1,818,600	$82,910
CMS Energy Corp.	997,900	62,708
		1,121,386
Total common stocks (cost: $67,125,361,000)		102,977,517
Preferred securities 0.17% Information technology 0.09%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	3,680,000	143,573
Energy 0.08%
Petróleo Brasileiro SA (Petrobras), preferred nominative	17,152,200	128,683
Financials 0.00%
CoBank, ACB, Class E, noncumulative, preferred shares[4]	7,440	5,022
Total preferred securities (cost: $257,948,000)		277,278
Convertible stocks 0.17% Real estate 0.10%
Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	130,000	166,626
Information technology 0.05%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	66,000	77,746
Health care 0.02%
Danaher Corp., Series A, cumulative convertible preferred, 4.75% 2022	22,709	26,775
Total convertible stocks (cost: $231,655,000)		271,147
Bonds, notes & other debt instruments 31.73% Corporate bonds & notes 10.70% Financials 2.55%	Principal amount (000)
ACE INA Holdings Inc. 2.30% 2020	$7,635	7,663
ACE INA Holdings Inc. 2.875% 2022	22,180	22,754
ACE INA Holdings Inc. 3.35% 2026	5,180	5,508
Ally Financial Inc. 3.875% 2024	4,940	5,185
Ally Financial Inc. 4.625% 2025	5,000	5,423
Ally Financial Inc. 8.00% 2031	13,000	18,069
American Express Co. 2.20% 2020	29,000	29,062
American International Group, Inc. 4.20% 2028	8,760	9,639
AXA Equitable Holdings, Inc. 4.35% 2028	19,000	20,627
AXA SA, Series B, junior subordinated, 6.379%[4,5]	2,000	2,420
Bank of America Corp. 2.625% 2020	18,605	18,713
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[5]	34,000	35,303
Bank of America Corp. 3.864% 2024 (3-month USD-LIBOR + 0.94% on 7/23/2023)[5]	18,650	19,635
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)[5]	11,381	11,887
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[5]	13,950	14,641
American Balanced Fund — Page 5 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Bank of America Corp. 3.194% 2030 (3-month USD-LIBOR + 1.18% on 7/23/2029)[5]	$38,225	$39,538
BB&T Corp. 2.625% 2022	22,500	22,804
Berkshire Hathaway Finance Corp. 4.20% 2048	31,575	37,315
Berkshire Hathaway Finance Corp. 4.25% 2049	10,000	11,843
Berkshire Hathaway Inc. 2.75% 2023	5,000	5,127
BNP Paribas 3.50% 2023[4]	35,966	37,219
BNP Paribas 3.80% 2024[4]	77,000	80,876
BNP Paribas 2.819% 2025[4,5]	10,084	10,201
BNP Paribas 3.375% 2025[4]	61,623	63,985
BNP Paribas 4.375% 2025[4]	5,700	6,139
BNP Paribas 4.375% 2026[4]	6,350	6,817
Capital One Financial Corp. 2.15% 2022	48,325	48,418
Capital One Financial Corp. 3.20% 2025	20,000	20,713
Capital One Financial Corp. 4.25% 2025	8,355	9,095
Charles Schwab Corp. 3.45% 2026	1,616	1,711
Citigroup Inc. 2.90% 2021	620	630
Citigroup Inc. 2.876% 2023 (3-month USD-LIBOR + 0.95% on 7/24/2022)[5]	7,264	7,393
Citigroup Inc. 3.98% 2030 (3-month USD-LIBOR + 1.023% on 3/20/2029)[5]	30,000	32,821
Citigroup Inc. 4.65% 2048	478	597
CME Group Inc. 3.75% 2028	25,175	27,802
Commonwealth Bank of Australia 2.25% 2020[4]	6,250	6,254
Crédit Agricole SA 2.375% 2021[4]	6,645	6,689
Crédit Agricole SA 4.375% 2025[4]	16,575	17,822
Credit Suisse Group AG 3.80% 2022	6,800	7,078
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[4,5]	22,137	22,548
Credit Suisse Group AG 3.80% 2023	18,637	19,511
Credit Suisse Group AG 2.593% 2025 (USD-SOFR + 1.56% on 9/11/2024)[4,5]	15,200	15,253
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[4,5]	12,300	13,102
Danske Bank AS 2.70% 2022[4]	22,500	22,668
Deutsche Bank AG 2.70% 2020	20,000	20,016
Deutsche Bank AG 3.15% 2021	15,339	15,410
Deutsche Bank AG 3.375% 2021	8,847	8,941
Deutsche Bank AG 4.25% 2021	24,132	24,519
Deutsche Bank AG 4.25% 2021	1,774	1,825
Deutsche Bank AG 3.30% 2022	12,871	13,005
Deutsche Bank AG 5.00% 2022	7,045	7,358
Deutsche Bank AG 3.95% 2023	80,334	82,389
Deutsche Bank AG 3.70% 2024	49,658	50,531
Deutsche Bank AG 3.70% 2024	23,360	23,706
Deutsche Bank AG 3.961% 2025 (USD-SOFR + 2.581% on 11/26/2024)[5]	27,900	28,514
Deutsche Bank AG 4.10% 2026	16,805	17,047
DNB Bank ASA 2.375% 2021[4]	10,000	10,067
Ford Motor Credit Co. 5.085% 2021	18,335	18,775
Ford Motor Credit Co. 3.35% 2022	18,000	18,186
Ford Motor Credit Co. 3.81% 2024	61,242	62,170
Ford Motor Credit Co. 4.063% 2024	19,000	19,398
Ford Motor Credit Co. 5.584% 2024	16,000	17,318
Ford Motor Credit Co. 4.542% 2026	36,000	36,851
Goldman Sachs Group, Inc. 5.25% 2021	20,000	20,990
Goldman Sachs Group, Inc. 5.75% 2022	20,000	21,468
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[5]	38,459	39,156
Goldman Sachs Group, Inc. 3.272% 2025 (3-month USD-LIBOR + 1.201% on 9/29/2024)[5]	20,899	21,631
Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)[5]	10,000	10,624
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[5]	5,102	5,469
American Balanced Fund — Page 6 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Groupe BPCE SA 3.00% 2022[4]	$38,000	$38,704
Groupe BPCE SA 2.75% 2023[4]	10,050	10,214
Groupe BPCE SA 5.70% 2023[4]	13,830	15,314
Groupe BPCE SA 4.625% 2024[4]	34,250	36,851
Groupe BPCE SA 5.15% 2024[4]	54,250	59,535
Hartford Financial Services Group, Inc. 2.80% 2029	13,970	14,142
Hartford Financial Services Group, Inc. 3.60% 2049	20,000	20,614
HSBC Holdings PLC 2.65% 2022	15,000	15,164
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[5]	22,500	23,014
HSBC Holdings PLC 4.25% 2024	8,000	8,499
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[5]	9,400	9,435
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[5]	25,500	28,500
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[5]	11,250	12,124
Intesa Sanpaolo SpA 6.50% 2021[4]	14,380	15,023
Intesa Sanpaolo SpA 3.125% 2022[4]	61,835	62,654
Intesa Sanpaolo SpA 3.375% 2023[4]	75,277	76,549
Intesa Sanpaolo SpA 3.25% 2024[4]	2,210	2,222
Intesa Sanpaolo SpA 5.017% 2024[4]	96,772	101,672
Intesa Sanpaolo SpA 5.71% 2026[4]	12,388	13,408
Intesa Sanpaolo SpA 3.875% 2027[4]	70,714	70,777
Intesa Sanpaolo SpA 3.875% 2028[4]	51,526	51,739
Jefferies Financial Group Inc. 5.50% 2023	830	903
JPMorgan Chase & Co. 2.55% 2020	1,395	1,401
JPMorgan Chase & Co. 2.55% 2021	10,000	10,078
JPMorgan Chase & Co. 3.25% 2022	10,000	10,344
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[5]	16,850	17,558
JPMorgan Chase & Co. 3.797% 2024 (3-month USD-LIBOR + 0.89% on 7/23/2023)[5]	18,401	19,394
JPMorgan Chase & Co. 3.875% 2024	25,000	26,761
JPMorgan Chase & Co. 2.301% 2025 (USD-SOFR + 1.16% on 10/15/2024)[5]	55,215	55,147
JPMorgan Chase & Co. 2.739% 2030 (USD-SOFR + 1.51% on 10/15/2029)[5]	20,000	19,997
JPMorgan Chase & Co. 3.702% 2030 (3-month USD-LIBOR + 1.16% on 5/6/2029)[5]	20,000	21,534
JPMorgan Chase & Co., Series Z, junior subordinated, 5.30% (3-month USD-LIBOR + 3.80% on 5/1/2020)[5]	35,000	35,274
JPMorgan Chase & Co., Series S, junior subordinated, 6.75% (3-month USD-LIBOR + 3.78% on 2/1/2024)[5]	25,000	28,249
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.276% 2021[6]	28,050	28,066
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[5]	12,800	12,992
Lloyds Banking Group PLC 4.05% 2023	15,000	15,904
Lloyds Banking Group PLC 4.45% 2025	12,400	13,544
Lloyds Banking Group PLC 4.375% 2028	10,025	11,051
Marsh & McLennan Cos., Inc. 3.875% 2024	24,225	25,838
Marsh & McLennan Cos., Inc. 4.375% 2029	31,585	35,992
Marsh & McLennan Cos., Inc. 4.90% 2049	26,314	33,361
Metropolitan Life Global Funding I 2.50% 2020[4]	46,300	46,534
Metropolitan Life Global Funding I 1.95% 2021[4]	15,500	15,514
Mitsubishi UFJ Financial Group, Inc. 2.623% 2022	50,000	50,677
Mitsubishi UFJ Financial Group, Inc. 2.801% 2024	50,000	51,003
Morgan Stanley 2.50% 2021	10,000	10,078
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[5]	35,000	36,579
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[5]	23,100	23,395
Morgan Stanley 3.125% 2026	5,582	5,762
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)[5]	65,673	74,237
National Rural Utilities Cooperative Finance Corp. 3.70% 2029	9,240	10,104
Nationwide Mutual Insurance Co. (3-month USD-LIBOR + 2.29%) 4.184% 2024[4,6]	8,150	8,144
New York Life Global Funding 1.70% 2021[4]	15,000	14,984
American Balanced Fund — Page 7 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
New York Life Global Funding 2.25% 2022[4]	$11,635	$11,748
New York Life Global Funding 2.35% 2026[4]	11,890	11,908
Nordea Bank AB 2.50% 2020[4]	14,825	14,894
Nordea Bank AB 2.25% 2021[4]	8,800	8,839
PNC Bank 2.60% 2020	30,000	30,101
PNC Bank 2.55% 2021	17,000	17,205
PNC Financial Services Group, Inc. 3.90% 2024	20,000	21,277
Prudential Financial, Inc. 3.50% 2024	23,600	25,110
Prudential Financial, Inc. 4.35% 2050	53,000	60,995
Rabobank Nederland 2.75% 2022	23,500	23,895
Rabobank Nederland 4.375% 2025	13,000	14,104
Royal Bank of Canada 3.20% 2021	18,000	18,322
Santander Holdings USA, Inc. 4.45% 2021	25,000	25,987
Santander Holdings USA, Inc. 3.70% 2022	21,062	21,646
Santander Holdings USA, Inc. 3.40% 2023	31,500	32,298
Santander Holdings USA, Inc. 3.50% 2024	41,975	43,177
Skandinaviska Enskilda Banken AB 1.875% 2021	23,790	23,726
Skandinaviska Enskilda Banken AB 2.80% 2022	9,960	10,112
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)[4,5]	10,400	11,622
Synchrony Bank 3.65% 2021	49,151	50,188
Synchrony Financial 2.85% 2022	18,725	18,954
Synchrony Financial 4.25% 2024	12,479	13,316
Synchrony Financial 4.375% 2024	11,650	12,428
Toronto-Dominion Bank 2.65% 2024	12,425	12,725
Travelers Cos., Inc. 4.00% 2047	13,520	15,299
U.S. Bancorp 2.625% 2022	16,225	16,481
U.S. Bancorp 2.85% 2023	25,000	25,603
U.S. Bancorp 3.40% 2023	43,925	45,886
U.S. Bancorp 2.375% 2026	25,000	25,072
UBS Group AG 4.125% 2025[4]	28,250	30,727
UniCredit SpA 3.75% 2022[4]	86,636	88,774
UniCredit SpA 6.572% 2022[4]	113,370	121,752
UniCredit SpA 4.625% 2027[4]	10,000	10,595
UniCredit SpA 5.861% 2032[4,5]	60,117	62,815
UniCredit SpA 7.296% 2034 (5-year USD-ICE Swap + 4.914% on 4/2/2029)[4,5]	35,633	40,994
Unum Group 3.875% 2025	5,045	5,322
Wells Fargo & Co. 4.60% 2021	25,000	25,817
Wells Fargo & Co. 2.406% 2025 (3-month USD-LIBOR + 0.82% on 10/30/2024)[5]	76,200	76,252
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[5]	2,755	2,928
Wells Fargo & Co. 4.15% 2029	12,800	14,252
Wells Fargo & Co. 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)[5]	24,675	24,841
Westpac Banking Corp. 2.15% 2020	28,000	28,009
Westpac Banking Corp. 2.75% 2023	27,500	28,025
		4,104,436
Energy 1.39%
Apache Corp. 5.35% 2049	25,000	26,162
BP Capital Markets PLC 4.234% 2028	36,375	41,122
Canadian Natural Resources Ltd. 2.95% 2023	28,865	29,447
Canadian Natural Resources Ltd. 3.80% 2024	1,720	1,818
Cenovus Energy Inc. 3.80% 2023	20,710	21,427
Cenovus Energy Inc. 4.25% 2027	50,790	53,796
Cenovus Energy Inc. 5.25% 2037	10,000	11,078
American Balanced Fund — Page 8 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Cenovus Energy Inc. 5.40% 2047	$21,950	$25,614
Cheniere Energy, Inc. 5.125% 2027	17,000	18,819
Cheniere Energy, Inc. 3.70% 2029[4]	74,135	75,691
Diamondback Energy, Inc. 3.25% 2026	29,348	29,717
Enbridge Energy Partners, LP 5.875% 2025	21,005	24,495
Enbridge Energy Partners, LP 5.50% 2040	15,000	17,829
Enbridge Energy Partners, LP 7.375% 2045	45,188	67,408
Enbridge Energy Partners, LP, Series B, 7.50% 2038	9,250	13,261
Enbridge Inc. 4.00% 2023	9,535	10,074
Enbridge Inc. 3.70% 2027	14,313	15,156
Energy Transfer Partners, LP 4.15% 2020	11,500	11,623
Energy Transfer Partners, LP 4.20% 2023	11,190	11,749
Energy Transfer Partners, LP 4.50% 2024	18,395	19,580
Energy Transfer Partners, LP 4.75% 2026	19,000	20,570
Energy Transfer Partners, LP 4.00% 2027	3,300	3,413
Energy Transfer Partners, LP 4.20% 2027	958	1,003
Energy Transfer Partners, LP 4.95% 2028	12,225	13,391
Energy Transfer Partners, LP 5.25% 2029	25,000	28,079
Energy Transfer Partners, LP 5.30% 2047	13,961	14,888
Energy Transfer Partners, LP 5.40% 2047	10,000	10,860
Energy Transfer Partners, LP 6.00% 2048	13,082	15,245
Energy Transfer Partners, LP 6.25% 2049	79,157	95,398
Enterprise Products Operating LLC 3.90% 2024	16,545	17,567
Enterprise Products Operating LLC 3.95% 2027	550	594
EOG Resources, Inc. 4.15% 2026	10,220	11,232
EQT Corp. 3.00% 2022	7,635	7,502
EQT Corp. 3.90% 2027	15,080	14,117
Equinor ASA 3.625% 2028	49,745	54,596
Equinor ASA 3.25% 2049	50,952	51,339
Exxon Mobil Corp. 2.222% 2021	18,000	18,116
Exxon Mobil Corp. 2.019% 2024	63,850	64,051
Exxon Mobil Corp. 2.275% 2026	30,000	30,157
Exxon Mobil Corp. 2.44% 2029	52,373	52,715
Exxon Mobil Corp. 3.095% 2049	15,000	14,965
Halliburton Co. 3.80% 2025	4,465	4,766
Kinder Morgan, Inc. 4.30% 2028	15,000	16,359
Kinder Morgan, Inc. 5.30% 2034	8,205	9,662
Kinder Morgan, Inc. 5.20% 2048	12,926	14,989
MPLX LP 3.50% 2022[4]	5,345	5,504
MPLX LP 4.875% 2025	20,000	21,844
MPLX LP 4.125% 2027	5,880	6,175
MPLX LP 4.50% 2038	12,500	12,711
Noble Energy, Inc. 3.25% 2029	24,488	24,713
Noble Energy, Inc. 4.95% 2047	6,000	6,642
Occidental Petroleum Corp. 4.85% 2021	17,186	17,704
Occidental Petroleum Corp. 2.70% 2022	24,998	25,261
Occidental Petroleum Corp. 2.90% 2024	21,680	22,038
Occidental Petroleum Corp. 3.20% 2026	3,945	3,995
Occidental Petroleum Corp. 5.55% 2026	13,895	15,779
Occidental Petroleum Corp. 3.50% 2029	20,000	20,405
Occidental Petroleum Corp. 4.40% 2049	10,000	10,311
Petróleos Mexicanos 6.875% 2026	151,060	166,302
Petróleos Mexicanos 6.50% 2027	99,158	105,560
Petróleos Mexicanos 5.35% 2028	30,000	29,935
American Balanced Fund — Page 9 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Petróleos Mexicanos 6.84% 2030[4]	$19,298	$20,612
Phillips 66 Partners LP 3.605% 2025	1,950	2,043
Phillips 66 Partners LP 3.55% 2026	3,350	3,509
Phillips 66 Partners LP 4.68% 2045	6,580	7,135
Phillips 66 Partners LP 4.90% 2046	5,510	6,253
Pioneer Natural Resources Co. 3.45% 2021	11,530	11,677
Sabine Pass Liquefaction, LLC 5.625% 2023[5]	50,000	54,418
Sabine Pass Liquefaction, LLC 5.75% 2024	50,000	55,773
Sabine Pass Liquefaction, LLC 5.875% 2026	10,265	11,786
Sabine Pass Liquefaction, LLC 4.20% 2028	13,155	13,940
Saudi Arabian Oil Co. 2.875% 2024[4]	52,881	53,669
Saudi Arabian Oil Co. 3.50% 2029[4]	93,480	96,866
Schlumberger BV 4.00% 2025[4]	10,000	10,767
Shell International Finance BV 2.25% 2020	8,375	8,405
Shell International Finance BV 3.50% 2023	8,940	9,415
Shell International Finance BV 3.875% 2028	15,000	16,631
Statoil ASA 2.75% 2021	5,395	5,490
Statoil ASA 3.25% 2024	1,690	1,781
Statoil ASA 4.25% 2041	6,000	6,944
TC PipeLines, LP 4.375% 2025	6,390	6,802
Total Capital International 2.434% 2025	25,350	25,665
Total Capital International 3.455% 2029	52,380	56,760
Total Capital International 3.461% 2049	18,630	19,588
Total Capital SA 3.883% 2028	15,000	16,791
TransCanada PipeLines Ltd. 4.25% 2028	17,075	18,959
TransCanada PipeLines Ltd. 5.00% 2043	10,000	11,569
TransCanada PipeLines Ltd. 4.875% 2048	10,000	11,803
TransCanada PipeLines Ltd., junior subordinated, 5.625% 2075 (3-month USD-LIBOR + 3.528% on 5/20/2025)[5]	6,410	6,692
Valero Energy Corp. 4.00% 2029	20,000	21,583
Williams Partners LP 4.50% 2023	6,400	6,853
Williams Partners LP 4.30% 2024	7,870	8,398
Woodside Petroleum Ltd. 3.65% 2025[4]	12,400	12,844
		2,227,740
Utilities 1.36%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2025[4]	28,000	30,237
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2026[4]	1,500	1,633
AEP Transmission Co. LLC 3.75% 2047	9,870	10,606
AEP Transmission Co. LLC 4.25% 2048	12,600	14,450
Ameren Corp. 2.50% 2024	15,430	15,567
Ameren Corp. 3.65% 2026	1,410	1,476
Ameren Corp. 3.70% 2047	7,030	7,536
Ameren Corp. 4.50% 2049	11,925	14,692
Ameren Corp. 3.25% 2050	2,970	3,006
American Electric Power Co., Inc. 2.15% 2020	9,800	9,820
American Electric Power Co., Inc. 2.95% 2022	13,694	13,956
Avangrid, Inc. 3.80% 2029	41,600	44,122
Berkshire Hathaway Energy Co. 2.40% 2020	4,355	4,356
Centerpoint Energy, Inc. 2.50% 2022	4,510	4,547
CenterPoint Energy, Inc. 3.85% 2024	10,915	11,513
CenterPoint Energy, Inc. 3.70% 2049	14,450	14,241
CMS Energy Corp. 5.05% 2022	8,215	8,669
Comision Federal de Electricidad 4.75% 2027[4]	10,725	11,345
American Balanced Fund — Page 10 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Commonwealth Edison Co. 2.55% 2026	$11,270	$11,406
Commonwealth Edison Co. 4.35% 2045	8,345	9,778
Commonwealth Edison Co. 4.00% 2048	11,750	13,212
Consolidated Edison Co. of New York, Inc. 3.875% 2047	9,600	10,393
Consolidated Edison Co. of New York, Inc. 4.50% 2058	19,825	23,003
Consumers Energy Co. 3.375% 2023	1,435	1,500
Consumers Energy Co. 3.125% 2024	10,520	10,942
Consumers Energy Co. 3.25% 2046	10,635	10,676
Consumers Energy Co. 4.05% 2048	27,710	31,921
Consumers Energy Co. 3.10% 2050	30,000	29,925
Dominion Resources, Inc. 2.00% 2021	6,765	6,763
Dominion Resources, Inc. 2.75% 2022	36,516	37,041
Dominion Resources, Inc., junior subordinated, 2.579% 2020[5]	7,025	7,040
Dominion Resources, Inc., junior subordinated, 3.071% 2024[5]	26,071	26,862
DTE Energy Co. 2.60% 2022	16,850	16,970
DTE Energy Co. 3.95% 2049	16,745	19,131
DTE Energy Co., Series C, 2.529% 2024[6]	38,500	38,694
Duke Energy Carolinas, Inc. 3.95% 2028	21,375	23,818
Duke Energy Carolinas, Inc. 3.70% 2047	6,625	7,155
Duke Energy Corp. 3.75% 2024	24,295	25,746
Duke Energy Corp. 2.65% 2026	21,250	21,348
Duke Energy Florida, LLC 3.20% 2027	23,075	24,123
Duke Energy Ohio, Inc. 3.70% 2046	5,938	6,295
Duke Energy Progress Inc. 4.15% 2044	26,190	29,561
Duke Energy Progress Inc. 3.70% 2046	29,270	31,286
Duke Energy Progress, LLC 3.375% 2023	3,925	4,101
Edison International 3.125% 2022	25,975	26,386
Edison International 3.55% 2024	21,855	22,392
Edison International 4.125% 2028	750	769
EDP Finance BV 3.625% 2024[4]	35,450	36,907
Electricité de France SA 2.35% 2020[4]	4,600	4,609
Electricité de France SA 4.75% 2035[4]	3,500	4,003
Electricité de France SA 4.875% 2038[4]	7,025	8,254
Electricité de France SA 5.60% 2040	1,475	1,860
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[5]	11,600	13,126
Emera US Finance LP 3.55% 2026	17,715	18,400
Enel Finance International SA 2.875% 2022[4]	7,766	7,865
Enel Finance International SA 4.25% 2023[4]	35,981	38,096
Enel Finance International SA 4.625% 2025[4]	26,746	29,179
Enel Finance International SA 3.50% 2028[4]	20,897	21,385
Enel Finance International SA 4.875% 2029[4]	34,050	38,428
Enersis Américas SA 4.00% 2026	4,330	4,494
Entergy Corp. 4.00% 2022	7,994	8,344
Entergy Corp. 2.95% 2026	24,040	24,422
Entergy Louisiana, LLC 4.20% 2048	14,025	16,205
Eversource Energy 3.80% 2023	10,245	10,790
Eversource Energy 2.70% 2026	4,085	4,142
Exelon Corp. 2.85% 2020	15,000	15,034
Exelon Corp. 3.40% 2026	2,840	2,967
Exelon Corp. 4.45% 2046	2,525	2,835
Exelon Corp., junior subordinated, 3.497% 2022[5]	90,158	92,582
FirstEnergy Corp. 3.90% 2027	33,273	35,580
FirstEnergy Corp. 4.85% 2047	16,893	20,065
Florida Power & Light Co. 3.70% 2047[4]	1,633	1,780
American Balanced Fund — Page 11 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Florida Power & Light Co. 3.15% 2049	$30,225	$30,551
MidAmerican Energy Holdings Co. 3.75% 2023	20,000	21,190
MidAmerican Energy Holdings Co. 3.10% 2027	21,335	22,242
Mississippi Power Co. 4.25% 2042	2,675	2,874
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	22,000	22,802
NiSource Finance Corp. 2.65% 2022	14,850	15,033
Northeast Utilities 3.15% 2025	8,845	9,126
Northern States Power Co. 4.125% 2044	18,000	20,666
Northern States Power Co. 3.60% 2046	6,750	7,278
Northern States Power Co. 2.90% 2050	11,175	10,676
NV Energy, Inc. 6.25% 2020	10,168	10,527
Oncor Electric Delivery Co. LLC 2.75% 2024	33,725	34,138
Pacific Gas and Electric Co. 3.75% 2024[7]	20,000	20,358
PacifiCorp., First Mortgage Bonds, 3.60% 2024	18,405	19,425
PacifiCorp., First Mortgage Bonds, 4.125% 2049	18,825	21,490
Public Service Co. of Colorado 2.25% 2022	6,000	6,047
Public Service Electric and Gas Co. 3.05% 2024	13,425	13,924
Public Service Electric and Gas Co. 3.20% 2029	20,000	21,089
Public Service Electric and Gas Co. 3.60% 2047	6,175	6,684
Public Service Electric and Gas Co. 3.85% 2049	17,150	19,284
Public Service Enterprise Group Inc. 1.90% 2021	6,810	6,834
Public Service Enterprise Group Inc. 2.65% 2022	13,175	13,384
Public Service Enterprise Group Inc. 2.25% 2026	3,875	3,841
Puget Energy, Inc. 6.50% 2020	5,750	5,981
Puget Energy, Inc. 6.00% 2021	13,200	14,019
Puget Energy, Inc. 5.625% 2022	15,427	16,549
Puget Energy, Inc. 3.65% 2025	9,400	9,735
Puget Sound Energy, Inc. 3.25% 2049	20,250	20,164
Southern California Edison Co. 2.90% 2021	32,360	32,702
Southern California Edison Co. 3.875% 2021	12,142	12,408
Southern California Edison Co. 1.845% 2022	3,454	3,412
Southern California Edison Co. 2.40% 2022	9,453	9,501
Southern California Edison Co. 3.40% 2023	11,367	11,792
Southern California Edison Co. 3.50% 2023	40,140	41,839
Southern California Edison Co. 3.70% 2025	19,211	20,357
Southern California Edison Co. 3.65% 2028	10,625	11,390
Southern California Edison Co. 2.85% 2029	34,435	34,424
Southern California Edison Co. 4.20% 2029	65,879	72,944
Southern California Edison Co. 6.00% 2034	300	369
Southern California Edison Co. 5.35% 2035	1,957	2,293
Southern California Edison Co. 5.75% 2035	18,764	22,883
Southern California Edison Co. 5.625% 2036	8,341	10,161
Southern California Edison Co. 5.55% 2037	4,741	5,726
Southern California Edison Co. 5.95% 2038	30,712	38,928
Southern California Edison Co. 6.05% 2039	8,053	10,499
Southern California Edison Co. 4.50% 2040	11,251	12,352
Southern California Edison Co. 4.00% 2047	67,095	70,538
Southern California Edison Co. 4.125% 2048	12,865	13,725
Southern California Edison Co. 4.875% 2049	8,803	10,427
Southern California Edison Co., Series C, 3.60% 2045	9,968	9,853
Virginia Electric and Power Co. 3.80% 2028	8,247	8,970
Virginia Electric and Power Co. 2.875% 2029	10,100	10,356
Virginia Electric and Power Co. 4.60% 2048	10,125	12,392
Virginia Electric and Power Co. 3.30% 2049	9,100	9,199
American Balanced Fund — Page 12 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Xcel Energy Inc. 3.30% 2025	$5,795	$6,051
Xcel Energy Inc. 2.60% 2029	40,100	39,718
		2,182,481
Health care 1.26%
Abbott Laboratories 3.40% 2023	8,578	9,022
Abbott Laboratories 3.75% 2026	11,937	13,045
Abbott Laboratories 4.75% 2036	4,800	5,999
Abbott Laboratories 4.90% 2046	3,500	4,599
AbbVie Inc. 2.30% 2022[4]	23,946	24,076
AbbVie Inc. 2.85% 2023	20,387	20,794
AbbVie Inc. 2.60% 2024[4]	16,000	16,110
AbbVie Inc. 2.95% 2026[4]	16,940	17,219
AbbVie Inc. 3.20% 2029[4]	25,000	25,448
AbbVie Inc. 4.30% 2036	4,393	4,862
AbbVie Inc. 4.05% 2039[4]	36,000	38,174
AbbVie Inc. 4.45% 2046	31,916	34,143
AbbVie Inc. 4.25% 2049[4]	32,223	34,058
Allergan PLC 3.45% 2022	44,992	46,021
Allergan PLC 3.80% 2025	872	916
Allergan PLC 4.55% 2035	7,870	8,598
Allergan PLC 4.75% 2045	1,404	1,527
Allergan, Inc. 5.00% 2021[4]	35,099	36,711
AmerisourceBergen Corp. 3.25% 2025	2,170	2,257
AmerisourceBergen Corp. 4.25% 2045	2,045	2,105
Amgen Inc. 2.70% 2022	10,620	10,765
Amgen Inc. 4.40% 2045	16,000	17,989
Anthem, Inc. 2.375% 2025	5,318	5,327
AstraZeneca PLC 2.375% 2022	14,720	14,888
AstraZeneca PLC 3.375% 2025	42,445	45,101
Baxalta Inc. 4.00% 2025	398	429
Bayer US Finance II LLC 3.875% 2023[4]	63,946	67,120
Bayer US Finance II LLC 4.25% 2025[4]	91,147	98,339
Bayer US Finance II LLC 4.40% 2044[4]	13,090	13,255
Bayer US Finance II LLC 4.875% 2048[4]	5,092	5,831
Becton, Dickinson and Co. 2.404% 2020	17,750	17,770
Becton, Dickinson and Co. 2.894% 2022	9,210	9,362
Becton, Dickinson and Co. 3.363% 2024	6,725	7,005
Boston Scientific Corp. 3.375% 2022	20,000	20,651
Boston Scientific Corp. 3.45% 2024	11,915	12,465
Boston Scientific Corp. 3.85% 2025	23,140	24,857
Boston Scientific Corp. 3.75% 2026	11,685	12,522
Boston Scientific Corp. 4.00% 2029	31,345	34,671
Bristol-Myers Squibb Co. 2.90% 2024[4]	16,070	16,590
Bristol-Myers Squibb Co. 3.20% 2026[4]	17,853	18,736
Bristol-Myers Squibb Co. 3.40% 2029[4]	14,095	15,075
Bristol-Myers Squibb Co. 4.25% 2049[4]	11,000	13,036
Centene Corp. 4.75% 2025[4]	31,875	33,176
Centene Corp. 4.25% 2027[4]	12,260	12,635
Centene Corp. 4.625% 2029[4]	21,980	23,204
Cigna Corp. 3.40% 2021	13,920	14,251
Cigna Corp. 3.75% 2023	49,662	52,092
Cigna Corp. 4.125% 2025	11,460	12,440
Cigna Corp. 4.375% 2028	16,800	18,622
American Balanced Fund — Page 13 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Cigna Corp. 4.80% 2038	$29,085	$33,952
CVS Health Corp. 3.35% 2021	3,035	3,086
CVS Health Corp. 3.70% 2023	7,790	8,114
CVS Health Corp. 4.30% 2028	10,305	11,254
Eli Lilly and Co. 3.375% 2029	24,265	26,162
Eli Lilly and Co. 3.95% 2049	10,000	11,562
GlaxoSmithKline PLC 3.00% 2024	40,965	42,720
GlaxoSmithKline PLC 3.625% 2025	12,165	13,060
Humana Inc. 3.15% 2022	20,000	20,527
Medtronic, Inc. 3.50% 2025	10,013	10,730
Merck & Co., Inc. 2.90% 2024	24,172	25,159
Merck & Co., Inc. 3.40% 2029	10,000	10,828
Mylan Laboratories Inc. 3.15% 2021	18,347	18,589
Mylan Laboratories Inc. 4.20% 2023	13,930	14,749
Mylan Laboratories Inc. 3.95% 2026	12,736	13,276
Pfizer Inc. 2.95% 2024	14,095	14,634
Pfizer Inc. 3.45% 2029	28,000	30,158
Roche Holdings, Inc. 1.75% 2022[4]	18,330	18,334
Shire PLC 2.40% 2021	40,634	40,865
Shire PLC 2.875% 2023	93,763	95,537
Shire PLC 3.20% 2026	88,671	91,361
Takeda Pharmaceutical Co., Ltd. 4.00% 2021	30,000	31,029
Takeda Pharmaceutical Co., Ltd. 4.40% 2023	63,195	67,856
Takeda Pharmaceutical Co., Ltd. 5.00% 2028	10,000	11,645
Teva Pharmaceutical Finance Co. BV 2.20% 2021	61,543	59,713
Teva Pharmaceutical Finance Co. BV 2.80% 2023	158,775	147,595
Teva Pharmaceutical Finance Co. BV 3.15% 2026	147,999	123,583
Thermo Fisher Scientific Inc. 4.15% 2024	5,840	6,257
UnitedHealth Group Inc. 4.45% 2048	11,500	13,731
Zimmer Holdings, Inc. 3.15% 2022	18,910	19,305
Zimmer Holdings, Inc. 4.25% 2035	1,197	1,217
		2,030,476
Consumer discretionary 0.95%
Amazon.com, Inc. 2.40% 2023	24,500	24,936
Amazon.com, Inc. 2.80% 2024	24,500	25,361
Amazon.com, Inc. 3.80% 2024	35,000	37,761
American Honda Finance Corp. 3.50% 2028	10,000	10,772
Bayerische Motoren Werke AG 3.45% 2023[4]	43,425	45,057
DaimlerChrysler North America Holding Corp. 2.25% 2020[4]	9,780	9,783
DaimlerChrysler North America Holding Corp. 2.00% 2021[4]	22,525	22,482
DaimlerChrysler North America Holding Corp. 3.00% 2021[4]	40,000	40,397
Ford Motor Credit Co. 2.343% 2020	36,275	36,211
Ford Motor Credit Co. 3.157% 2020	14,624	14,683
Ford Motor Credit Co. 3.20% 2021	8,300	8,347
Ford Motor Credit Co. 3.47% 2021	993	1,002
Ford Motor Credit Co. 3.813% 2021	23,321	23,753
Ford Motor Credit Co. 2.979% 2022	13,734	13,753
Ford Motor Credit Co. 3.219% 2022	590	594
Ford Motor Credit Co. 3.339% 2022	29,703	29,998
Ford Motor Credit Co. 5.596% 2022	17,641	18,590
Ford Motor Credit Co. 3.096% 2023	42,618	42,586
Ford Motor Credit Co. 4.14% 2023	20,000	20,577
Ford Motor Credit Co. 4.375% 2023	10,714	11,141
American Balanced Fund — Page 14 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Ford Motor Credit Co. 3.664% 2024	$10,350	$10,405
Ford Motor Credit Co. 4.687% 2025	7,472	7,767
Ford Motor Credit Co. 3.815% 2027	3,000	2,909
General Motors Co. 4.35% 2025	5,780	6,194
General Motors Co. 6.25% 2043	16,460	18,476
General Motors Co. 6.75% 2046	4,667	5,486
General Motors Co. 5.40% 2048	10,000	10,346
General Motors Co. 5.95% 2049	23,471	25,991
General Motors Financial Co. 3.70% 2020	10,000	10,120
General Motors Financial Co. 4.20% 2021	30,183	31,296
General Motors Financial Co. 3.15% 2022	7,891	8,042
General Motors Financial Co. 3.45% 2022	30,000	30,674
General Motors Financial Co. 3.45% 2022	21,750	22,245
General Motors Financial Co. 3.55% 2022	48,589	50,021
General Motors Financial Co. 3.25% 2023	50,308	51,433
General Motors Financial Co. 3.70% 2023	52,170	53,796
General Motors Financial Co. 3.50% 2024	47,470	48,914
General Motors Financial Co. 3.95% 2024	45,284	47,343
General Motors Financial Co. 5.10% 2024	6,257	6,793
General Motors Financial Co. 4.30% 2025	8,175	8,739
General Motors Financial Co. 4.35% 2027	11,250	11,824
Home Depot, Inc. 1.80% 2020	19,600	19,591
Home Depot, Inc. 4.40% 2021	15,000	15,404
Home Depot, Inc. 3.25% 2022	20,125	20,791
Home Depot, Inc. 2.95% 2029	32,020	33,309
Home Depot, Inc. 5.95% 2041	7,500	10,586
Home Depot, Inc. 4.25% 2046	6,500	7,690
Home Depot, Inc. 3.90% 2047	20,000	22,596
Hyundai Capital America 2.55% 2020[4]	11,300	11,305
Hyundai Capital America 2.75% 2020[4]	5,000	5,018
Hyundai Capital America 3.45% 2021[4]	42,460	42,986
Hyundai Capital America 3.75% 2021[4]	20,000	20,401
Hyundai Capital America 2.85% 2022[4]	15,235	15,407
Hyundai Capital America 3.00% 2022[4]	40,500	40,953
Hyundai Capital America 3.25% 2022[4]	17,700	18,038
Hyundai Capital America 3.95% 2022[4]	20,000	20,565
Hyundai Capital America 3.40% 2024[4]	36,820	37,579
Lowe’s Cos., Inc. 3.65% 2029	22,148	23,675
Lowe’s Cos., Inc. 4.55% 2049	7,925	9,342
McDonald’s Corp. 3.80% 2028	14,775	16,151
Newell Rubbermaid Inc. 3.85% 2023	4,770	4,957
Nordstrom, Inc. 4.00% 2021	6,245	6,410
Toyota Motor Credit Corp. 2.25% 2023	14,085	14,222
Toyota Motor Credit Corp. 3.05% 2028	15,800	16,657
Volkswagen Group of America Finance, LLC 4.00% 2021[4]	54,878	56,761
Volkswagen Group of America Finance, LLC 2.70% 2022[4]	23,662	23,935
Volkswagen Group of America Finance, LLC 4.25% 2023[4]	25,051	26,693
Volkswagen Group of America Finance, LLC 2.85% 2024[4]	10,113	10,275
Volkswagen Group of America Finance, LLC 4.625% 2025[4]	47,466	52,539
Volkswagen Group of America Finance, LLC 3.20% 2026[4]	20,806	21,346
		1,531,780
American Balanced Fund — Page 15 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples 0.83%	Principal amount (000)	Value (000)
Altria Group, Inc. 4.40% 2026	$37,282	$40,503
Altria Group, Inc. 4.80% 2029	14,173	15,790
Altria Group, Inc. 9.95% 2038	13,500	21,693
Altria Group, Inc. 5.80% 2039	34,980	41,138
Altria Group, Inc. 4.50% 2043	5,466	5,584
Altria Group, Inc. 5.95% 2049	25,598	30,993
Anheuser-Busch Co./InBev Worldwide 4.70% 2036	6,725	7,768
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	22,125	26,206
Anheuser-Busch InBev NV 4.15% 2025	42,036	45,761
Anheuser-Busch InBev NV 4.00% 2028	69,467	76,419
Anheuser-Busch InBev NV 5.45% 2039	34,000	42,758
Anheuser-Busch InBev NV 4.60% 2048	5,000	5,698
Anheuser-Busch InBev NV 5.55% 2049	34,345	44,555
British American Tobacco International Finance PLC 3.95% 2025[4]	16,500	17,451
British American Tobacco PLC 3.222% 2024	44,339	45,344
British American Tobacco PLC 3.215% 2026	21,600	21,773
British American Tobacco PLC 3.557% 2027	26,020	26,558
British American Tobacco PLC 4.39% 2037	25,500	25,813
British American Tobacco PLC 4.54% 2047	96,190	96,631
British American Tobacco PLC 4.758% 2049	55,766	57,716
Conagra Brands, Inc. 4.30% 2024	12,355	13,304
Conagra Brands, Inc. 5.30% 2038	24,622	29,228
Conagra Brands, Inc. 5.40% 2048	12,878	15,708
Constellation Brands, Inc. 2.65% 2022	27,175	27,559
Constellation Brands, Inc. 2.70% 2022	2,905	2,941
Constellation Brands, Inc. 3.60% 2028	10,000	10,577
Constellation Brands, Inc. 4.50% 2047	3,465	3,777
Costco Wholesale Corp. 2.75% 2024	40,000	41,409
Imperial Tobacco Finance PLC 3.50% 2023[4]	17,000	17,403
Keurig Dr Pepper Inc. 4.417% 2025	20,000	21,848
Keurig Dr Pepper Inc. 4.597% 2028	13,096	14,713
Keurig Dr Pepper Inc. 4.985% 2038	37,945	44,842
Keurig Dr Pepper Inc. 5.085% 2048	2,076	2,504
Kroger Co. 3.50% 2026	16,135	17,009
Mead Johnson Nutrition Co. 3.00% 2020	6,525	6,583
Mead Johnson Nutrition Co. 4.125% 2025	3,355	3,666
Molson Coors Brewing Co. 2.25% 2020	2,725	2,724
Molson Coors Brewing Co. 4.20% 2046	11,810	11,774
Philip Morris International Inc. 2.00% 2020	23,400	23,397
Philip Morris International Inc. 1.875% 2021	6,340	6,341
Philip Morris International Inc. 2.375% 2022	15,390	15,553
Philip Morris International Inc. 2.625% 2022	13,750	13,921
Philip Morris International Inc. 2.875% 2024	21,097	21,712
Philip Morris International Inc. 3.25% 2024	10,000	10,499
Philip Morris International Inc. 3.375% 2025	27,395	28,809
Philip Morris International Inc. 3.375% 2029	21,097	22,142
Procter & Gamble Co. 1.70% 2021	8,270	8,298
Reckitt Benckiser Group PLC 2.375% 2022[4]	19,000	19,138
Reynolds American Inc. 3.25% 2022	10,640	10,854
Reynolds American Inc. 4.00% 2022	3,410	3,549
Reynolds American Inc. 4.45% 2025	21,590	23,244
Reynolds American Inc. 5.70% 2035	1,555	1,807
Reynolds American Inc. 5.85% 2045	32,595	37,369
Wal-Mart Stores, Inc. 2.55% 2023	5,605	5,726
American Balanced Fund — Page 16 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Wal-Mart Stores, Inc. 3.40% 2023	$16,080	$16,906
Wal-Mart Stores, Inc. 2.85% 2024	36,165	37,513
Wal-Mart Stores, Inc. 3.05% 2026	21,505	22,676
WM. Wrigley Jr. Co. 3.375% 2020[4]	22,500	22,721
		1,335,896
Industrials 0.70%
Air Lease Corp. 2.25% 2023	11,615	11,626
Avolon Holdings Funding Ltd. 3.625% 2022[4]	36,247	37,184
Avolon Holdings Funding Ltd. 3.95% 2024[4]	69,363	72,370
Avolon Holdings Funding Ltd 4.375% 2026[4]	41,575	43,968
Boeing Co. 2.80% 2024	14,510	14,840
Boeing Co. 3.10% 2026	18,816	19,415
Boeing Co. 3.20% 2029	30,316	31,600
Boeing Co. 2.95% 2030	24,634	25,210
Boeing Co. 3.60% 2034	41,955	44,940
Boeing Co. 3.90% 2049	16,955	18,376
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[4]	8,800	9,400
Burlington Northern Santa Fe LLC 3.55% 2050	30,000	31,591
Continental Airlines, Inc., Series 1999-2, Class A1, 7.256% 2021	25	25
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022	1,125	1,183
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	211	219
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022	908	924
CSX Corp. 3.80% 2028	43,025	46,935
CSX Corp. 4.25% 2029	14,593	16,430
CSX Corp. 4.30% 2048	19,000	21,563
CSX Corp. 4.50% 2049	12,625	14,774
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024	2,076	2,183
FedEx Corp. 4.75% 2045	35,000	36,811
Fortive Corp. 2.35% 2021	6,505	6,533
General Dynamics Corp. 3.375% 2023	24,469	25,566
General Dynamics Corp. 3.50% 2025	19,536	20,930
General Electric Co. 2.70% 2022	11,000	11,150
General Electric Co. 4.125% 2042	870	896
Honeywell International Inc. 1.85% 2021	17,905	17,946
Honeywell International Inc. 2.15% 2022	17,950	18,125
Honeywell International Inc. 2.30% 2024	39,412	39,950
Honeywell International Inc. 2.70% 2029	36,735	37,611
IHS Markit Ltd. 4.25% 2029	16,000	17,262
Lockheed Martin Corp. 3.10% 2023	4,710	4,859
Lockheed Martin Corp. 3.55% 2026	18,885	20,257
Mexico City Airport Trust 5.50% 2046	5,677	5,874
Mexico City Airport Trust 5.50% 2047	11,901	12,314
Mexico City Airport Trust 5.50% 2047[4]	422	437
Norfolk Southern Corp. 2.55% 2029	11,060	11,039
Northrop Grumman Corp. 2.93% 2025	28,490	29,370
Northrop Grumman Corp. 3.25% 2028	19,115	19,941
Rockwell Collins, Inc. 2.80% 2022	22,725	23,123
Roper Technologies, Inc. 2.80% 2021	9,660	9,804
Roper Technologies, Inc. 3.80% 2026	8,325	8,946
Siemens AG 2.70% 2022[4]	51,020	51,918
Union Pacific Corp. 3.15% 2024	22,072	22,976
Union Pacific Corp. 3.75% 2025	24,640	26,414
Union Pacific Corp. 3.95% 2028	30,000	33,131
American Balanced Fund — Page 17 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Union Pacific Corp. 3.70% 2029	$31,310	$34,210
United Technologies Corp. 3.10% 2022	14,783	15,160
United Technologies Corp. 3.65% 2023	23,737	25,020
United Technologies Corp. 3.95% 2025	13,225	14,426
United Technologies Corp. 4.125% 2028	16,815	18,942
Vinci SA 3.75% 2029[4]	21,353	23,294
Waste Management, Inc. 2.90% 2022	15,000	15,345
		1,124,336
Information technology 0.64%
Apple Inc. 3.00% 2024	10,000	10,387
Broadcom Inc. 4.25% 2026[4]	241,600	256,897
Broadcom Inc. 4.75% 2029[4]	171,958	188,189
Broadcom Ltd. 3.625% 2024	54,395	56,369
Broadcom Ltd. 3.875% 2027	107,415	111,556
Broadcom Ltd. 3.50% 2028	28,198	28,393
Fidelity National Information Services, Inc. 3.75% 2029	4,910	5,373
Fiserv, Inc. 2.75% 2024	35,415	36,050
Fiserv, Inc. 3.20% 2026	57,425	59,483
Fiserv, Inc. 3.50% 2029	26,565	27,938
Fiserv, Inc. 4.40% 2049	17,710	20,127
Intel Corp. 3.70% 2025	22,000	23,791
Microsoft Corp. 1.55% 2021	11,600	11,585
Microsoft Corp. 2.40% 2026	15,000	15,194
Microsoft Corp. 3.30% 2027	21,655	23,147
Microsoft Corp. 4.20% 2035	18,000	21,395
Microsoft Corp. 4.10% 2037	10,750	12,700
Microsoft Corp. 3.70% 2046	15,000	16,938
PayPal Holdings, Inc. 2.65% 2026	15,368	15,590
PayPal Holdings, Inc. 2.85% 2029	28,419	28,621
Visa Inc. 2.80% 2022	23,000	23,669
Visa Inc. 3.15% 2025	34,000	35,934
		1,029,326
Communication services 0.51%
Alphabet Inc. 1.998% 2026	17,000	16,911
AT&T Inc. 3.80% 2027	6,045	6,447
AT&T Inc. 4.35% 2029	25,000	27,799
British Telecommunications PLC 9.625% 2030[5]	7,758	11,922
CBS Corp. 3.50% 2025	15,000	15,693
CBS Corp. 4.60% 2045	25,000	27,685
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024	12,500	13,451
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	10,000	11,016
CCO Holdings LLC and CCO Holdings Capital Corp. 5.05% 2029	19,767	22,417
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	5,825	7,275
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	40,787	47,577
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	35,353	38,427
CCO Holdings LLC and CCO Holdings Capital Corp. 4.80% 2050	11,000	11,579
Comcast Corp. 3.95% 2025	38,738	42,278
Comcast Corp. 3.15% 2026	11,215	11,755
Comcast Corp. 2.35% 2027	17,000	16,981
Comcast Corp. 4.15% 2028	23,524	26,483
Comcast Corp. 3.20% 2036	7,250	7,410
Comcast Corp. 6.45% 2037	15,000	21,209
American Balanced Fund — Page 18 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Comcast Corp. 3.90% 2038	$12,750	$14,114
Comcast Corp. 4.60% 2038	20,000	23,829
Comcast Corp. 4.60% 2045	20,000	24,040
Comcast Corp. 4.70% 2048	15,355	18,927
Deutsche Telekom International Finance BV 1.95% 2021[4]	10,000	10,000
Deutsche Telekom International Finance BV 2.82% 2022[4]	20,000	20,298
Deutsche Telekom International Finance BV 9.25% 2032	6,194	9,845
Fox Corp. 3.666% 2022[4]	17,915	18,500
Fox Corp. 4.03% 2024[4]	19,480	20,767
Fox Corp. 5.476% 2039[4]	20,000	24,456
France Télécom 4.125% 2021	20,000	20,727
NBCUniversal Enterprise, Inc., junior subordinated, 5.25%[4]	5,730	5,918
Orange SA 5.50% 2044	14,000	18,560
Tencent Holdings Ltd. 3.28% 2024[4]	16,000	16,468
Verizon Communications Inc. 4.125% 2027	26,900	29,856
Verizon Communications Inc. 4.50% 2033	23,000	26,860
Verizon Communications Inc. 4.272% 2036	47,680	53,919
Vodafone Group PLC 3.75% 2024	39,450	41,724
Vodafone Group PLC 4.375% 2028	5,000	5,541
Vodafone Group PLC 5.25% 2048	10,000	12,039
Vodafone Group PLC 4.25% 2050	21,020	21,964
		822,667
Real estate 0.33%
Alexandria Real Estate Equities, Inc. 3.95% 2028	3,970	4,264
Alexandria Real Estate Equities, Inc. 3.375% 2031	21,020	21,937
Alexandria Real Estate Equities, Inc. 4.85% 2049	8,165	9,953
Alexandria Real Estate Equities, Inc. 4.00% 2050	20,825	22,806
American Campus Communities, Inc. 3.35% 2020	21,070	21,247
American Campus Communities, Inc. 3.75% 2023	11,715	12,208
American Campus Communities, Inc. 4.125% 2024	10,965	11,692
American Campus Communities, Inc. 3.625% 2027	8,932	9,419
American Tower Corp. 3.55% 2027	6,815	7,145
American Tower Corp. 3.60% 2028	15,000	15,757
Brandywine Operating Partnership, LP 3.95% 2023	1,639	1,700
Corporate Office Properties LP 3.60% 2023	6,000	6,174
Corporate Office Properties LP 5.25% 2024	20,030	21,555
Corporate Office Properties LP 5.00% 2025	1,235	1,331
EPR Properties 4.75% 2026	23,500	25,681
Equinix, Inc. 2.625% 2024	10,601	10,643
Equinix, Inc. 2.90% 2026	12,136	12,180
Equinix, Inc. 3.20% 2029	15,036	15,120
Essex Portfolio LP 3.875% 2024	27,215	28,768
Essex Portfolio LP 3.50% 2025	27,075	28,419
Essex Portfolio LP 3.375% 2026	2,395	2,489
Gaming and Leisure Properties, Inc. 3.35% 2024	16,338	16,724
Gaming and Leisure Properties, Inc. 4.00% 2030	20,000	20,460
Hospitality Properties Trust 4.25% 2021	8,425	8,547
Hospitality Properties Trust 5.00% 2022	4,350	4,576
Hospitality Properties Trust 4.50% 2023	21,820	22,683
Hospitality Properties Trust 4.95% 2027	11,000	11,406
Hospitality Properties Trust 3.95% 2028	12,610	12,301
Prologis, Inc. 4.25% 2023	20,000	21,418
Public Storage 2.37% 2022	8,640	8,735
American Balanced Fund — Page 19 of 40

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Scentre Group 3.25% 2025[4]	$1,780	$1,821
Scentre Group 3.50% 2025[4]	10,415	10,808
Scentre Group 3.75% 2027[4]	13,620	14,245
WEA Finance LLC 3.25% 2020[4]	26,437	26,652
Welltower Inc. 3.95% 2023	20,600	21,741
Westfield Corp. Ltd. 3.15% 2022[4]	35,935	36,732
		529,337
Materials 0.18%
Air Liquide SA 2.25% 2029[4]	20,990	20,594
BHP Billiton Finance Ltd. 6.25% 2075 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) 5-year + 4.971% on 10/19/2020)[4,5]	3,175	3,278
Chevron Phillips Chemical Co. LLC 3.30% 2023[4]	9,750	10,041
Dow Chemical Co. 3.15% 2024	34,020	35,275
Dow Chemical Co. 4.55% 2025	23,705	26,182
Dow Chemical Co. 3.625% 2026	20,713	21,793
Dow Chemical Co. 4.80% 2049	12,810	14,834
Eastman Chemical Co. 3.80% 2025	7,405	7,810
Ecolab Inc. 4.35% 2021	816	855
Ecolab Inc. 5.50% 2041	204	270
Ecolab Inc. 3.95% 2047	1,664	1,856
Glencore Funding LLC 4.125% 2024[4]	16,500	17,279
Holcim Ltd. 5.15% 2023[4]	17,000	18,261
International Paper Co. 7.30% 2039	7,835	10,847
Mosaic Co. 3.25% 2022	19,000	19,497
Mosaic Co. 4.05% 2027	17,940	18,624
Sherwin-Williams Co. 2.75% 2022	3,928	3,996
Sherwin-Williams Co. 3.125% 2024	4,260	4,403
Sherwin-Williams Co. 3.80% 2049	37,768	38,546
Westlake Chemical Corp. 4.375% 2047	10,000	10,109
		284,350
Total corporate bonds & notes		17,202,825
Mortgage-backed obligations 10.03%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[4,6,8]	7,281	7,385
Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 3.392% 2029[4,6,8]	27,930	27,995
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919% 2048[4,6,8]	7,086	7,106
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M1, 2.572% 2029[4,6,8]	6,909	6,964
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M2, 2.863% 2029[4,6,8]	1,681	1,694
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M3, 3.257% 2029[4,6,8]	861	863
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[4,6,8]	12,581	12,916
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6A1, 4.037% 2033[6,8]	774	775
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[8]	3,370	3,432
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[8]	15,265	16,266
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 2032[8]	288	300
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 2032[8]	138	144
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[8]	1,375	1,435
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[8]	5,600	5,821
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[4,8]	6,323	6,418
Fannie Mae 6.50% 2037[8]	488	551
Fannie Mae 6.50% 2047[8]	73	79
Fannie Mae 7.00% 2047[8]	41	46
American Balanced Fund — Page 20 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 7.00% 2047[8]	$38	$43
Fannie Mae 7.00% 2047[8]	24	27
Fannie Mae 7.00% 2047[8]	9	10
Fannie Mae 3.50% 2057[8]	47,936	50,424
Fannie Mae 3.50% 2058[8]	55,862	58,761
Fannie Mae Pool #AI3780 3.50% 2020[8]	—[9]	—[9]
Fannie Mae Pool #MA0703 3.50% 2021[8]	360	373
Fannie Mae Pool #AW1497 2.50% 2022[8]	349	352
Fannie Mae Pool #MA1057 2.50% 2022[8]	283	285
Fannie Mae Pool #FM1004 2.50% 2023[8]	317	320
Fannie Mae Pool #MA1892 3.00% 2024[8]	2,152	2,205
Fannie Mae Pool #931663 3.50% 2024[8]	570	590
Fannie Mae Pool #931738 3.50% 2024[8]	56	58
Fannie Mae Pool #AH0962 3.00% 2025[8]	154	159
Fannie Mae Pool #MA2419 3.00% 2025[8]	41	42
Fannie Mae Pool #MA2185 3.00% 2025[8]	28	29
Fannie Mae Pool #MA2154 3.00% 2025[8]	15	15
Fannie Mae Pool #932837 3.00% 2025[8]	7	7
Fannie Mae Pool #AB1496 3.50% 2025[8]	1,335	1,383
Fannie Mae Pool #AE1778 3.50% 2025[8]	753	780
Fannie Mae Pool #AE9743 3.50% 2025[8]	547	567
Fannie Mae Pool #AJ9156 3.00% 2026[8]	589	604
Fannie Mae Pool #AJ0049 3.00% 2026[8]	504	518
Fannie Mae Pool #AH3426 3.00% 2026[8]	312	320
Fannie Mae Pool #AJ9155 3.00% 2026[8]	309	318
Fannie Mae Pool #AJ6086 3.00% 2026[8]	303	310
Fannie Mae Pool #MA2629 3.00% 2026[8]	300	307
Fannie Mae Pool #AB2126 3.00% 2026[8]	232	238
Fannie Mae Pool #AJ6999 3.00% 2026[8]	57	58
Fannie Mae Pool #AJ7715 3.00% 2026[8]	35	36
Fannie Mae Pool #AJ4087 3.00% 2026[8]	12	12
Fannie Mae Pool #AJ1756 3.00% 2026[8]	9	9
Fannie Mae Pool #AH4407 3.50% 2026[8]	1,736	1,799
Fannie Mae Pool #AI8140 3.50% 2026[8]	22	23
Fannie Mae Pool #MA2973 3.00% 2027[8]	13,267	13,620
Fannie Mae Pool #AL5603 3.00% 2027[8]	1,078	1,106
Fannie Mae Pool #AB4281 3.00% 2027[8]	967	992
Fannie Mae Pool #AL1381 3.00% 2027[8]	599	615
Fannie Mae Pool #AP7539 3.00% 2027[8]	533	547
Fannie Mae Pool #MA3030 3.00% 2027[8]	431	443
Fannie Mae Pool #AK3264 3.00% 2027[8]	384	394
Fannie Mae Pool #AB4485 3.00% 2027[8]	369	379
Fannie Mae Pool #AB4483 3.00% 2027[8]	346	355
Fannie Mae Pool #AP7788 3.00% 2027[8]	285	293
Fannie Mae Pool #AO8678 3.00% 2027[8]	199	204
Fannie Mae Pool #AK4347 3.00% 2027[8]	116	119
Fannie Mae Pool #AP0457 3.00% 2027[8]	52	53
Fannie Mae Pool #AJ9193 3.00% 2027[8]	34	35
Fannie Mae Pool #AQ4458 3.00% 2027[8]	19	19
Fannie Mae Pool #MA1062 3.00% 2027[8]	7	7
Fannie Mae Pool #AL2740 3.00% 2027[8]	5	5
Fannie Mae Pool #AL6615 3.50% 2027[8]	1,010	1,047
Fannie Mae Pool #AW7396 3.50% 2027[8]	154	159
Fannie Mae Pool #AK6769 3.50% 2027[8]	21	22
Fannie Mae Pool #MA3315 3.00% 2028[8]	495	509
American Balanced Fund — Page 21 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #BM3239 3.00% 2028[8]	$467	$483
Fannie Mae Pool #AL4693 3.00% 2028[8]	89	91
Fannie Mae Pool #AL3802 3.00% 2028[8]	60	62
Fannie Mae Pool #AS2095 3.00% 2029[8]	175	181
Fannie Mae Pool #AL5878 3.50% 2029[8]	311	326
Fannie Mae Pool #BM4299 3.00% 2030[8]	1,168	1,196
Fannie Mae Pool #FM1465 3.00% 2030[8]	455	468
Fannie Mae Pool #BA0496 3.50% 2030[8]	142	148
Fannie Mae Pool #AL7688 3.50% 2030[8]	141	147
Fannie Mae Pool #AZ5722 3.50% 2030[8]	22	22
Fannie Mae Pool #AL7972 3.50% 2031[8]	200	209
Fannie Mae Pool #BE7150 3.50% 2032[8]	451	469
Fannie Mae Pool #CA0960 3.50% 2032[8]	27	28
Fannie Mae Pool #MA3409 3.00% 2033[8]	12,080	12,391
Fannie Mae Pool #BK7123 3.00% 2033[8]	912	935
Fannie Mae Pool #BN0591 3.00% 2033[8]	218	224
Fannie Mae Pool #BK0857 3.00% 2033[8]	46	47
Fannie Mae Pool #CA2133 3.00% 2033[8]	46	47
Fannie Mae Pool #BJ7443 3.00% 2033[8]	39	40
Fannie Mae Pool #BK0931 3.00% 2033[8]	21	22
Fannie Mae Pool #BJ9002 3.50% 2033[8]	93	97
Fannie Mae Pool #CA1270 3.50% 2033[8]	20	21
Fannie Mae Pool #MA3518 4.00% 2033[8]	70,370	73,457
Fannie Mae Pool #555880 5.50% 2033[8]	1,518	1,695
Fannie Mae Pool #555956 5.50% 2033[8]	1,355	1,526
Fannie Mae Pool #357399 5.50% 2033[8]	151	169
Fannie Mae Pool #MA3764 2.50% 2034[8]	34,038	34,337
Fannie Mae Pool #MA3674 2.50% 2034[8]	16,552	16,695
Fannie Mae Pool #MA3827 2.50% 2034[8]	6,897	6,958
Fannie Mae Pool #BO2408 2.50% 2034[8]	3,027	3,054
Fannie Mae Pool #BO6861 2.50% 2034[8]	2,382	2,403
Fannie Mae Pool #BO6328 2.50% 2034[8]	458	462
Fannie Mae Pool #BO4108 2.50% 2034[8]	453	457
Fannie Mae Pool #MA3797 2.50% 2034[8]	359	362
Fannie Mae Pool #MA3695 3.00% 2034[8]	137,280	140,712
Fannie Mae Pool #MA3657 3.00% 2034[8]	49,883	51,114
Fannie Mae Pool #MA3681 3.00% 2034[8]	30,073	30,819
Fannie Mae Pool #MA3738 3.00% 2034[8]	17,885	18,339
Fannie Mae Pool #BO3606 3.00% 2034[8]	782	802
Fannie Mae Pool #BO7887 3.00% 2034[8]	671	688
Fannie Mae Pool #MA3768 3.00% 2034[8]	435	446
Fannie Mae Pool #FM1394 3.00% 2034[8]	74	76
Fannie Mae Pool #MA3896 2.50% 2035[8]	200,000	201,759
Fannie Mae Pool #MA3897 3.00% 2035[8]	8,151	8,354
Fannie Mae Pool #AA0914 5.00% 2035[8]	486	527
Fannie Mae Pool #745092 6.50% 2035[8]	1,436	1,628
Fannie Mae Pool #AS8438 3.00% 2036[8]	74,814	76,780
Fannie Mae Pool #887695 6.00% 2036[8]	428	491
Fannie Mae Pool #MA2866 3.00% 2037[8]	69,645	71,476
Fannie Mae Pool #MA2922 3.00% 2037[8]	37,104	38,079
Fannie Mae Pool #MA2897 3.00% 2037[8]	29,630	30,409
Fannie Mae Pool #888292 6.00% 2037[8]	3,828	4,394
Fannie Mae Pool #888746 6.50% 2037[8]	903	1,019
Fannie Mae Pool #889658 6.50% 2038[8]	1,275	1,445
Fannie Mae Pool #MA3671 3.00% 2039[8]	47,538	48,288
American Balanced Fund — Page 22 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #MA3646 3.00% 2039[8]	$2,571	$2,628
Fannie Mae Pool #AD0679 5.50% 2039[8]	38	43
Fannie Mae Pool #AE0395 4.50% 2040[8]	6,974	7,576
Fannie Mae Pool #AE3049 4.50% 2040[8]	5,387	5,852
Fannie Mae Pool #AE5471 4.50% 2040[8]	3,835	4,166
Fannie Mae Pool #AD8536 5.00% 2040[8]	2,887	3,186
Fannie Mae Pool #AE2513 5.00% 2040[8]	2,222	2,451
Fannie Mae Pool #932752 5.00% 2040[8]	803	886
Fannie Mae Pool #AE4689 5.00% 2040[8]	774	854
Fannie Mae Pool #AI2503 4.00% 2041[8]	4,867	5,221
Fannie Mae Pool #AH3575 4.50% 2041[8]	4,988	5,419
Fannie Mae Pool #AI5589 4.50% 2041[8]	71	78
Fannie Mae Pool #AH5452 5.00% 2041[8]	970	1,068
Fannie Mae Pool #AI8121 5.00% 2041[8]	948	1,045
Fannie Mae Pool #AI4289 5.00% 2041[8]	916	997
Fannie Mae Pool #AH9420 5.00% 2041[8]	878	968
Fannie Mae Pool #AI0582 5.00% 2041[8]	717	790
Fannie Mae Pool #AH9370 5.00% 2041[8]	658	725
Fannie Mae Pool #AI7218 5.00% 2041[8]	512	548
Fannie Mae Pool #AH9938 5.00% 2041[8]	437	482
Fannie Mae Pool #AI3894 5.00% 2041[8]	337	360
Fannie Mae Pool #AI6576 5.00% 2041[8]	268	295
Fannie Mae Pool #MA0791 5.00% 2041[8]	231	255
Fannie Mae Pool #AI4296 5.00% 2041[8]	139	153
Fannie Mae Pool #AI7159 5.00% 2041[8]	124	133
Fannie Mae Pool #AI7058 5.00% 2041[8]	87	95
Fannie Mae Pool #AI1865 5.00% 2041[8]	65	71
Fannie Mae Pool #AI6599 5.00% 2041[8]	29	32
Fannie Mae Pool #AI4563 5.00% 2041[8]	12	13
Fannie Mae Pool #AJ1422 5.00% 2041[8]	11	12
Fannie Mae Pool #AP2131 3.50% 2042[8]	14,281	15,050
Fannie Mae Pool #AK2147 5.00% 2042[8]	239	256
Fannie Mae Pool #AT2035 3.50% 2043[8]	18,048	19,020
Fannie Mae Pool #AT2741 3.50% 2043[8]	11,292	11,900
Fannie Mae Pool #AT7696 3.50% 2043[8]	8,353	8,786
Fannie Mae Pool #AT7689 3.50% 2043[8]	4,060	4,271
Fannie Mae Pool #AT7680 3.50% 2043[8]	1,606	1,688
Fannie Mae Pool #AQ9302 3.50% 2043[8]	1,175	1,238
Fannie Mae Pool #CA1546 4.00% 2043[8]	9,754	10,222
Fannie Mae Pool #AU8813 4.00% 2043[8]	410	448
Fannie Mae Pool #AU9348 4.00% 2043[8]	286	312
Fannie Mae Pool #AU9350 4.00% 2043[8]	259	280
Fannie Mae Pool #AV1538 4.50% 2043[8]	9,284	10,077
Fannie Mae Pool #AS2988 3.50% 2044[8]	54,843	57,409
Fannie Mae Pool #AS4477 3.50% 2045[8]	36,811	38,468
Fannie Mae Pool #AL8354 3.50% 2045[8]	14,017	14,826
Fannie Mae Pool #MA2471 3.50% 2045[8]	10,122	10,565
Fannie Mae Pool #BC4764 3.00% 2046[8]	153,405	157,065
Fannie Mae Pool #MA2608 3.00% 2046[8]	4,476	4,582
Fannie Mae Pool #MA2771 3.00% 2046[8]	3,626	3,713
Fannie Mae Pool #BM3610 3.50% 2046[8]	66,003	68,863
Fannie Mae Pool #BM3803 3.50% 2046[8]	23,628	24,658
Fannie Mae Pool #AL8522 3.50% 2046[8]	20,931	22,139
Fannie Mae Pool #AS6789 3.50% 2046[8]	16,995	17,817
Fannie Mae Pool #BC0157 3.50% 2046[8]	15,178	16,011
American Balanced Fund — Page 23 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #AL9499 3.50% 2046[8]	$14,309	$15,000
Fannie Mae Pool #AS7168 3.50% 2046[8]	10,370	10,872
Fannie Mae Pool #BM3613 4.00% 2046[8]	50,839	53,867
Fannie Mae Pool #BC4748 4.00% 2046[8]	23,814	25,138
Fannie Mae Pool #BC7611 4.00% 2046[8]	2,539	2,700
Fannie Mae Pool #BD9665 4.00% 2046[8]	2,044	2,177
Fannie Mae Pool #BF0302 3.00% 2047[8]	34,675	34,816
Fannie Mae Pool #MA3147 3.00% 2047[8]	16,398	16,731
Fannie Mae Pool #MA3209 3.00% 2047[8]	5,904	6,021
Fannie Mae Pool #CA0377 3.00% 2047[8]	3,403	3,478
Fannie Mae Pool #BM5632 3.00% 2047[8]	1,527	1,563
Fannie Mae Pool #MA3210 3.50% 2047[8]	94,877	98,612
Fannie Mae Pool #CA0858 3.50% 2047[8]	90,475	94,015
Fannie Mae Pool #BM3528 3.50% 2047[8]	73,575	77,604
Fannie Mae Pool #BH5752 3.50% 2047[8]	37,802	39,243
Fannie Mae Pool #MA3182 3.50% 2047[8]	30,881	32,111
Fannie Mae Pool #890833 3.50% 2047[8]	27,575	28,716
Fannie Mae Pool #CA0770 3.50% 2047[8]	16,142	16,782
Fannie Mae Pool #BM4655 3.50% 2047[8]	13,532	14,102
Fannie Mae Pool #BE3151 3.50% 2047[8]	2,832	2,969
Fannie Mae Pool #CA1055 3.50% 2047[8]	2,389	2,482
Fannie Mae Pool #BE3162 3.50% 2047[8]	1,955	2,050
Fannie Mae Pool #MA3148 3.50% 2047[8]	1,588	1,648
Fannie Mae Pool #BH6387 3.50% 2047[8]	1,092	1,134
Fannie Mae Pool #CA0453 4.00% 2047[8]	74,116	77,617
Fannie Mae Pool #MA3149 4.00% 2047[8]	55,078	57,906
Fannie Mae Pool #MA3211 4.00% 2047[8]	46,521	48,830
Fannie Mae Pool #MA3183 4.00% 2047[8]	14,439	15,185
Fannie Mae Pool #BM4413 4.50% 2047[8]	27,228	28,801
Fannie Mae Pool #CA0623 4.50% 2047[8]	11,739	12,381
Fannie Mae Pool #BE9242 4.50% 2047[8]	64	68
Fannie Mae Pool #MA2938 4.50% 2047[8]	32	34
Fannie Mae Pool #947661 6.50% 2047[8]	56	60
Fannie Mae Pool #BF0293 3.00% 2048[8]	166,186	170,148
Fannie Mae Pool #BM5024 3.00% 2048[8]	135,774	138,353
Fannie Mae Pool #BF0323 3.00% 2048[8]	79,498	81,393
Fannie Mae Pool #CA2690 3.00% 2048[8]	14,677	14,992
Fannie Mae Pool #BF0325 3.50% 2048[8]	104,527	109,477
Fannie Mae Pool #BF0318 3.50% 2048[8]	94,797	99,286
Fannie Mae Pool #BM4033 3.50% 2048[8]	53,747	56,186
Fannie Mae Pool #BJ0648 3.50% 2048[8]	40,437	41,962
Fannie Mae Pool #MA3332 3.50% 2048[8]	40,392	41,908
Fannie Mae Pool #CA1532 3.50% 2048[8]	35,679	37,063
Fannie Mae Pool #MA3305 3.50% 2048[8]	27,584	28,640
Fannie Mae Pool #BH9277 3.50% 2048[8]	26,963	27,999
Fannie Mae Pool #CA2451 3.50% 2048[8]	19,998	20,751
Fannie Mae Pool #BM3714 3.50% 2048[8]	16,952	17,756
Fannie Mae Pool #MA3442 3.50% 2048[8]	16,902	17,441
Fannie Mae Pool #BJ6760 3.50% 2048[8]	11,434	11,948
Fannie Mae Pool #MA3520 3.50% 2048[8]	10,053	10,333
Fannie Mae Pool #BJ5926 3.50% 2048[8]	9,428	9,762
Fannie Mae Pool #BJ3790 3.50% 2048[8]	7,873	8,181
Fannie Mae Pool #MA3276 3.50% 2048[8]	7,786	8,079
Fannie Mae Pool #CA1686 3.50% 2048[8]	7,622	7,899
Fannie Mae Pool #BJ5927 3.50% 2048[8]	4,806	4,985
American Balanced Fund — Page 24 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #BM3332 3.50% 2048[8]	$4,276	$4,476
Fannie Mae Pool #BJ8118 3.50% 2048[8]	3,398	3,526
Fannie Mae Pool #BJ1575 3.50% 2048[8]	2,940	3,051
Fannie Mae Pool #BJ8648 3.50% 2048[8]	1,507	1,555
Fannie Mae Pool #CA2622 3.50% 2048[8]	122	126
Fannie Mae Pool #BK7655 3.926% 2048[6,8]	12,848	13,337
Fannie Mae Pool #MA3239 4.00% 2048[8]	55,848	58,631
Fannie Mae Pool #BK7608 4.00% 2048[8]	36,198	37,674
Fannie Mae Pool #MA3467 4.00% 2048[8]	20,735	21,603
Fannie Mae Pool #MA3443 4.00% 2048[8]	13,359	13,885
Fannie Mae Pool #BK0199 4.00% 2048[8]	11,608	12,152
Fannie Mae Pool #BK1198 4.00% 2048[8]	10,086	10,566
Fannie Mae Pool #BJ0639 4.00% 2048[8]	6,757	7,113
Fannie Mae Pool #FM1437 4.00% 2048[8]	6,271	6,538
Fannie Mae Pool #MA3415 4.00% 2048[8]	3,322	3,464
Fannie Mae Pool #BM2007 4.00% 2048[8]	3,043	3,168
Fannie Mae Pool #MA3521 4.00% 2048[8]	1,702	1,771
Fannie Mae Pool #MA3384 4.00% 2048[8]	1,037	1,082
Fannie Mae Pool #FM1784 4.00% 2048[8]	705	747
Fannie Mae Pool #BK4764 4.00% 2048[8]	549	572
Fannie Mae Pool #CA1542 4.00% 2048[8]	475	506
Fannie Mae Pool #BJ4342 4.00% 2048[8]	466	492
Fannie Mae Pool #BJ9256 4.00% 2048[8]	331	345
Fannie Mae Pool #BK0920 4.00% 2048[8]	303	315
Fannie Mae Pool #CA1015 4.00% 2048[8]	245	257
Fannie Mae Pool #MA3277 4.00% 2048[8]	215	226
Fannie Mae Pool #BJ9260 4.00% 2048[8]	86	90
Fannie Mae Pool #CA2588 4.50% 2048[8]	184,499	194,945
Fannie Mae Pool #BJ2751 4.50% 2048[8]	57,746	61,039
Fannie Mae Pool #CA2204 4.50% 2048[8]	19,911	21,041
Fannie Mae Pool #MA3496 4.50% 2048[8]	14,698	15,524
Fannie Mae Pool #BN1545 4.50% 2048[8]	14,061	14,818
Fannie Mae Pool #BK1135 4.50% 2048[8]	1,242	1,310
Fannie Mae Pool #CA2642 4.50% 2048[8]	1,042	1,100
Fannie Mae Pool #CA2493 4.50% 2048[8]	804	847
Fannie Mae Pool #CA2643 4.50% 2048[8]	657	692
Fannie Mae Pool #BK7091 4.50% 2048[8]	491	517
Fannie Mae Pool #BK9902 4.50% 2048[8]	476	513
Fannie Mae Pool #BJ8318 4.50% 2048[8]	384	405
Fannie Mae Pool #BJ5829 4.50% 2048[8]	165	176
Fannie Mae Pool #BK8941 4.50% 2048[8]	113	119
Fannie Mae Pool #MA3385 4.50% 2048[8]	81	86
Fannie Mae Pool #BK7111 4.50% 2048[8]	81	86
Fannie Mae Pool #BK0253 4.50% 2048[8]	78	83
Fannie Mae Pool #BK9598 4.50% 2048[8]	61	64
Fannie Mae Pool #BK9366 4.50% 2048[8]	55	58
Fannie Mae Pool #CA4756 3.00% 2049[8]	226,176	232,060
Fannie Mae Pool #CA4788 3.00% 2049[8]	199,710	204,905
Fannie Mae Pool #CA4533 3.00% 2049[8]	59,297	61,023
Fannie Mae Pool #MA3691 3.00% 2049[8]	41,224	41,824
Fannie Mae Pool #BO4758 3.00% 2049[8]	19,338	19,709
Fannie Mae Pool #MA3744 3.00% 2049[8]	19,000	19,289
Fannie Mae Pool #MA3774 3.00% 2049[8]	11,795	11,961
Fannie Mae Pool #CA3807 3.00% 2049[8]	10,214	10,511
Fannie Mae Pool #CA4299 3.00% 2049[8]	8,477	8,606
American Balanced Fund — Page 25 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #BO5023 3.00% 2049[8]	$6,760	$6,896
Fannie Mae Pool #CA3806 3.00% 2049[8]	5,166	5,323
Fannie Mae Pool #MA3685 3.00% 2049[8]	2,000	2,030
Fannie Mae Pool #MA3670 3.00% 2049[8]	1,000	1,015
Fannie Mae Pool #BM5793 3.00% 2049[8]	497	504
Fannie Mae Pool #MA3803 3.50% 2049[8]	132,280	136,113
Fannie Mae Pool #CA4800 3.50% 2049[8]	99,833	105,633
Fannie Mae Pool #MA3692 3.50% 2049[8]	84,194	86,524
Fannie Mae Pool #MA3775 3.50% 2049[8]	73,227	75,306
Fannie Mae Pool #MA3637 3.50% 2049[8]	54,649	56,157
Fannie Mae Pool #FM1886 3.50% 2049[8]	43,432	44,835
Fannie Mae Pool #MA3686 3.50% 2049[8]	34,775	35,737
Fannie Mae Pool #CA4358 3.50% 2049[8]	20,986	21,562
Fannie Mae Pool #CA4813 3.50% 2049[8]	17,058	17,586
Fannie Mae Pool #CA3068 3.50% 2049[8]	12,606	13,216
Fannie Mae Pool #CA4156 3.50% 2049[8]	6,345	6,622
Fannie Mae Pool #BN5402 3.50% 2049[8]	3,160	3,252
Fannie Mae Pool #CA4566 3.50% 2049[8]	2,926	3,009
Fannie Mae Pool #CA4026 3.50% 2049[8]	2,543	2,621
Fannie Mae Pool #CA4112 3.50% 2049[8]	2,242	2,365
Fannie Mae Pool #CA3814 3.50% 2049[8]	2,081	2,196
Fannie Mae Pool #BN7823 3.50% 2049[8]	882	909
Fannie Mae Pool #BN8106 3.50% 2049[8]	711	731
Fannie Mae Pool #BN3448 3.50% 2049[8]	525	540
Fannie Mae Pool #BN6683 3.50% 2049[8]	500	514
Fannie Mae Pool #BM5446 3.50% 2049[8]	146	150
Fannie Mae Pool #MA3663 3.50% 2049[8]	144	148
Fannie Mae Pool #FM1115 3.50% 2049[8]	137	141
Fannie Mae Pool #CA3663 3.50% 2049[8]	75	77
Fannie Mae Pool #FM1596 3.50% 2049[8]	51	53
Fannie Mae Pool #FM0020 3.50% 2049[8]	43	44
Fannie Mae Pool #BO0447 3.50% 2049[8]	23	24
Fannie Mae Pool #CA2944 4.00% 2049[8]	202,011	210,693
Fannie Mae Pool #BN3940 4.00% 2049[8]	114,640	119,465
Fannie Mae Pool #MA3776 4.00% 2049[8]	14,983	15,638
Fannie Mae Pool #FM1913 4.00% 2049[8]	14,240	15,033
Fannie Mae Pool #MA3664 4.00% 2049[8]	13,186	13,705
Fannie Mae Pool #CA3976 4.00% 2049[8]	5,122	5,428
Fannie Mae Pool #MA3804 4.00% 2049[8]	2,056	2,147
Fannie Mae Pool #BO2188 4.00% 2049[8]	1,984	2,069
Fannie Mae Pool #CA3184 4.00% 2049[8]	1,003	1,067
Fannie Mae Pool #CA4432 4.00% 2049[8]	469	498
Fannie Mae Pool #FM1668 4.00% 2049[8]	326	346
Fannie Mae Pool #CA4574 4.00% 2049[8]	100	104
Fannie Mae Pool #FM1389 4.50% 2049[8]	10,355	10,883
Fannie Mae Pool #MA3639 4.50% 2049[8]	2,997	3,153
Fannie Mae Pool #MA3616 4.50% 2049[8]	1,108	1,166
Fannie Mae Pool #CA3528 5.00% 2049[8]	13,052	13,954
Fannie Mae Pool #MA3902 2.50% 2050[8]	62,000	61,300
Fannie Mae Pool #MA3905 3.00% 2050[8]	664,493	673,780
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[8]	12,748	12,825
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[8]	10,390	10,507
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.188% 2023[6,8]	12,513	12,889
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 2023[6,8]	16,314	17,045
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[6,8]	13,541	14,189
American Balanced Fund — Page 26 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[6,8]	$16,865	$17,482
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.48% 2024[6,8]	13,938	14,584
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.483% 2026[6,8]	38,665	39,150
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[6,8]	22,406	23,282
Fannie Mae, Series 2017-M12, Class A2, Multi Family, 3.079% 2027[6,8]	32,890	34,470
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[8]	648	577
Finance of America HECM Buyout, Series 2019-AB1, Class A, 2.656% 2049[1,4,8]	5,085	5,082
Finance of America HECM Buyout, Series 2019-AB1, Class M1, 3.50% 2049[1,4,8]	5,726	5,674
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[4,8]	112,639	117,448
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[4,8]	27,947	28,997
Flagstar Mortgage Trust, Series 2018-3INV, Class A3, 4.00% 2048[4,6,8]	39,703	40,598
Freddie Mac 3.50% 2021[8]	146	151
Freddie Mac 3.50% 2021[8]	15	16
Freddie Mac 3.50% 2025[8]	23	23
Freddie Mac 3.50% 2025[8]	13	14
Freddie Mac 3.50% 2026[8]	6,335	6,568
Freddie Mac 3.50% 2026[8]	3,461	3,588
Freddie Mac 3.50% 2026[8]	79	82
Freddie Mac 3.50% 2026[8]	74	77
Freddie Mac 3.50% 2026[8]	60	62
Freddie Mac 3.50% 2026[8]	26	27
Freddie Mac 3.50% 2026[8]	15	16
Freddie Mac 3.50% 2027[8]	48	50
Freddie Mac 6.50% 2027[8]	284	311
Freddie Mac 6.50% 2027[8]	170	188
Freddie Mac 6.50% 2027[8]	37	41
Freddie Mac 6.50% 2028[8]	191	213
Freddie Mac 3.50% 2029[8]	6,506	6,744
Freddie Mac 3.50% 2032[8]	75	79
Freddie Mac 3.00% 2033[8]	4,536	4,665
Freddie Mac 3.50% 2033[8]	7,621	7,927
Freddie Mac 3.50% 2033[8]	349	362
Freddie Mac 3.50% 2033[8]	71	73
Freddie Mac 3.50% 2033[8]	54	56
Freddie Mac 3.50% 2034[8]	2,727	2,828
Freddie Mac 3.50% 2034[8]	53	55
Freddie Mac 3.00% 2037[8]	40,117	41,194
Freddie Mac 3.00% 2037[8]	31,120	31,956
Freddie Mac 5.50% 2037[8]	283	311
Freddie Mac 5.50% 2037[8]	33	37
Freddie Mac 5.50% 2038[8]	104	117
Freddie Mac 5.50% 2038[8]	44	50
Freddie Mac 6.00% 2038[8]	783	898
Freddie Mac 3.50% 2039[8]	27,340	28,356
Freddie Mac 3.50% 2039[8]	1,201	1,247
Freddie Mac 5.50% 2039[8]	166	187
Freddie Mac 4.50% 2040[8]	6,352	6,903
Freddie Mac 4.50% 2040[8]	573	617
Freddie Mac 4.50% 2041[8]	1,275	1,386
Freddie Mac 4.50% 2041[8]	787	855
Freddie Mac 4.50% 2041[8]	459	494
Freddie Mac 4.50% 2041[8]	387	420
Freddie Mac 4.50% 2041[8]	106	112
Freddie Mac 4.50% 2041[8]	45	48
Freddie Mac 5.00% 2041[8]	301	331
American Balanced Fund — Page 27 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 3.50% 2042[8]	$1,165	$1,224
Freddie Mac 4.00% 2042[8]	9,105	9,776
Freddie Mac 3.50% 2043[8]	954	1,006
Freddie Mac 4.00% 2043[8]	536	579
Freddie Mac 3.50% 2044[8]	22,482	23,706
Freddie Mac 4.00% 2044[8]	9,980	10,585
Freddie Mac 4.00% 2044[8]	3,863	4,183
Freddie Mac 3.50% 2045[8]	3,698	3,865
Freddie Mac 3.50% 2045[8]	230	241
Freddie Mac 3.50% 2045[8]	18	19
Freddie Mac 4.00% 2045[8]	9,069	9,756
Freddie Mac 3.00% 2046[8]	25,385	26,200
Freddie Mac 3.50% 2046[8]	38,308	39,925
Freddie Mac 3.50% 2046[8]	33,704	34,979
Freddie Mac 3.50% 2046[8]	14,415	15,025
Freddie Mac 3.50% 2046[8]	11,057	11,520
Freddie Mac 3.50% 2046[8]	10,688	11,133
Freddie Mac 3.50% 2046[8]	8,362	8,725
Freddie Mac 3.50% 2046[8]	5,598	5,832
Freddie Mac 3.50% 2046[8]	4,410	4,626
Freddie Mac 3.50% 2046[8]	40	41
Freddie Mac 3.50% 2046[8]	30	31
Freddie Mac 4.00% 2046[8]	36,875	39,014
Freddie Mac 4.00% 2046[8]	20,372	21,709
Freddie Mac 4.00% 2046[8]	15,522	16,437
Freddie Mac 4.00% 2046[8]	6,670	7,148
Freddie Mac 4.00% 2046[8]	2,451	2,597
Freddie Mac 4.00% 2046[8]	1,481	1,587
Freddie Mac 4.50% 2046[8]	1,956	2,075
Freddie Mac 4.50% 2046[8]	1,230	1,311
Freddie Mac 3.50% 2047[8]	92,308	96,021
Freddie Mac 3.50% 2047[8]	81,230	84,216
Freddie Mac 3.50% 2047[8]	58,452	60,800
Freddie Mac 3.50% 2047[8]	44,102	45,878
Freddie Mac 3.50% 2047[8]	40,184	41,794
Freddie Mac 3.50% 2047[8]	20,247	21,052
Freddie Mac 3.50% 2047[8]	11,683	12,330
Freddie Mac 3.50% 2047[8]	491	511
Freddie Mac 4.00% 2047[8]	51,270	53,948
Freddie Mac 4.00% 2047[8]	35,299	37,125
Freddie Mac 4.00% 2047[8]	12,282	13,073
Freddie Mac 4.00% 2047[8]	5,669	5,969
Freddie Mac 4.50% 2047[8]	13,724	14,526
Freddie Mac 4.50% 2047[8]	7,040	7,477
Freddie Mac 3.50% 2048[8]	264,703	272,870
Freddie Mac 3.50% 2048[8]	80,678	83,630
Freddie Mac 3.50% 2048[8]	31,575	32,832
Freddie Mac 3.50% 2048[8]	27,292	28,317
Freddie Mac 3.50% 2048[8]	18,572	19,489
Freddie Mac 3.50% 2048[8]	10,928	11,448
Freddie Mac 3.50% 2048[8]	1,984	2,065
Freddie Mac 4.00% 2048[8]	53,676	56,515
Freddie Mac 4.00% 2048[8]	43,959	46,011
Freddie Mac 4.00% 2048[8]	33,450	34,854
Freddie Mac 4.00% 2048[8]	25,038	26,238
American Balanced Fund — Page 28 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 4.00% 2048[8]	$13,726	$14,303
Freddie Mac 4.00% 2048[8]	1,803	1,892
Freddie Mac 4.00% 2048[8]	1,304	1,367
Freddie Mac 3.50% 2049[8]	16,323	16,846
Freddie Mac Pool #ZK5455 2.50% 2023[8]	277	279
Freddie Mac Pool #ZK5667 3.00% 2023[8]	151	155
Freddie Mac Pool #ZK7595 3.00% 2024[8]	11,057	11,330
Freddie Mac Pool #ZS6952 3.00% 2024[8]	29	30
Freddie Mac Pool #ZK3775 3.00% 2026[8]	896	919
Freddie Mac Pool #ZK3584 3.00% 2026[8]	186	190
Freddie Mac Pool #ZK3747 3.00% 2026[8]	8	8
Freddie Mac Pool #ZK3541 3.00% 2026[8]	7	7
Freddie Mac Pool #ZK3727 3.00% 2026[8]	4	4
Freddie Mac Pool #ZS6197 3.50% 2026[8]	223	231
Freddie Mac Pool #ZK7581 3.00% 2027[8]	9,632	9,921
Freddie Mac Pool #ZK7598 3.00% 2027[8]	9,390	9,636
Freddie Mac Pool #ZS8455 3.00% 2027[8]	738	757
Freddie Mac Pool #ZK3970 3.00% 2027[8]	545	559
Freddie Mac Pool #ZK3817 3.00% 2027[8]	368	380
Freddie Mac Pool #ZK4375 3.00% 2027[8]	347	356
Freddie Mac Pool #ZA2702 3.00% 2027[8]	171	176
Freddie Mac Pool #ZK4124 3.00% 2027[8]	32	33
Freddie Mac Pool #ZK4018 3.00% 2027[8]	13	13
Freddie Mac Pool #ZK5302 3.00% 2028[8]	1,398	1,445
Freddie Mac Pool #ZS6976 3.00% 2028[8]	296	304
Freddie Mac Pool #ZK6181 3.00% 2028[8]	174	179
Freddie Mac Pool #ZK5749 3.00% 2028[8]	169	174
Freddie Mac Pool #ZK7590 3.00% 2029[8]	5,024	5,148
Freddie Mac Pool #ZK7593 3.00% 2029[8]	445	456
Freddie Mac Pool #G18659 3.00% 2032[8]	14,727	15,145
Freddie Mac Pool #G18655 3.00% 2032[8]	3,401	3,498
Freddie Mac Pool #G16550 3.00% 2033[8]	76,283	78,451
Freddie Mac Pool #G18695 3.00% 2033[8]	58,244	59,718
Freddie Mac Pool #G16574 3.00% 2033[8]	39,221	40,334
Freddie Mac Pool #G16663 3.00% 2033[8]	16,711	17,225
Freddie Mac Pool #ZS8715 3.00% 2033[8]	16,348	16,763
Freddie Mac Pool #G18691 3.00% 2033[8]	9,764	10,041
Freddie Mac Pool #G16426 3.00% 2033[8]	7,316	7,582
Freddie Mac Pool #ZS8710 3.00% 2033[8]	2,970	3,047
Freddie Mac Pool #ZT1565 3.00% 2033[8]	801	822
Freddie Mac Pool #G18681 3.00% 2033[8]	494	508
Freddie Mac Pool #ZK9250 3.00% 2033[8]	255	262
Freddie Mac Pool #SB0046 4.00% 2033[8]	13,255	13,831
Freddie Mac Pool #SB8013 2.50% 2034[8]	43,039	43,417
Freddie Mac Pool #SB8015 2.50% 2034[8]	15,356	15,491
Freddie Mac Pool #SB0105 2.50% 2034[8]	15,169	15,302
Freddie Mac Pool #QN0680 2.50% 2034[8]	1,113	1,122
Freddie Mac Pool #G18736 3.00% 2034[8]	183,698	188,420
Freddie Mac Pool #ZT1871 3.00% 2034[8]	118,686	121,660
Freddie Mac Pool #SB8000 3.00% 2034[8]	72,438	74,284
Freddie Mac Pool #SB8002 3.00% 2034[8]	65,000	66,638
Freddie Mac Pool #J40638 3.00% 2034[8]	47,329	48,560
Freddie Mac Pool #G16737 3.00% 2034[8]	26,948	27,709
Freddie Mac Pool #G18729 3.00% 2034[8]	3,258	3,341
Freddie Mac Pool #ZT2091 3.00% 2034[8]	1,631	1,672
American Balanced Fund — Page 29 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac Pool #SB8021 3.00% 2034[8]	$1,451	$1,488
Freddie Mac Pool #ZT2019 3.00% 2034[8]	1,423	1,459
Freddie Mac Pool #SB8011 3.00% 2034[8]	456	468
Freddie Mac Pool #G18732 3.00% 2034[8]	336	344
Freddie Mac Pool #ZT1731 3.00% 2034[8]	192	196
Freddie Mac Pool #QN0248 3.00% 2034[8]	37	38
Freddie Mac Pool #G18737 3.50% 2034[8]	23,850	24,742
Freddie Mac Pool #ZT1799 3.50% 2034[8]	3,172	3,288
Freddie Mac Pool #G18730 3.50% 2034[8]	2,404	2,493
Freddie Mac Pool #SB8026 2.50% 2035[8]	39,394	39,740
Freddie Mac Pool #C92057 3.00% 2039[8]	35,098	35,911
Freddie Mac Pool #1B7749 3.928% 2040[6,8]	36	38
Freddie Mac Pool #V80026 3.00% 2043[8]	57	58
Freddie Mac Pool #Q23185 4.00% 2043[8]	315	343
Freddie Mac Pool #760014 3.486% 2045[6,8]	3,402	3,472
Freddie Mac Pool #G60344 4.00% 2045[8]	8,676	9,333
Freddie Mac Pool #G67701 3.00% 2046[8]	173,176	178,324
Freddie Mac Pool #Q38643 3.50% 2046[8]	257	268
Freddie Mac Pool #G61733 3.00% 2047[8]	31,685	32,625
Freddie Mac Pool #760015 3.238% 2047[6,8]	18,209	18,342
Freddie Mac Pool #G08812 3.00% 2048[8]	12,956	13,197
Freddie Mac Pool #G08822 3.00% 2048[8]	6,184	6,297
Freddie Mac Pool #G08830 3.50% 2048[8]	54,248	55,803
Freddie Mac Pool #ZT1544 3.50% 2048[8]	180	186
Freddie Mac Pool #G08847 4.00% 2048[8]	137,251	142,819
Freddie Mac Pool #ZT1545 4.00% 2048[8]	38,467	40,057
Freddie Mac Pool #ZA5889 4.00% 2048[8]	20,400	21,530
Freddie Mac Pool #SI2002 4.00% 2048[8]	172	181
Freddie Mac Pool #ZT1546 4.50% 2048[8]	168	176
Freddie Mac Pool #SD7509 3.00% 2049[8]	482,543	495,096
Freddie Mac Pool #SD7507 3.00% 2049[8]	365,995	376,646
Freddie Mac Pool #RA1823 3.00% 2049[8]	56,471	57,338
Freddie Mac Pool #SD8010 3.00% 2049[8]	21,192	21,498
Freddie Mac Pool #SD8016 3.00% 2049[8]	19,000	19,292
Freddie Mac Pool #SD8030 3.00% 2049[8]	11,947	12,119
Freddie Mac Pool #G08887 3.00% 2049[8]	8,679	8,816
Freddie Mac Pool #SD8024 3.00% 2049[8]	7,999	8,113
Freddie Mac Pool #RA1865 3.00% 2049[8]	3,000	3,046
Freddie Mac Pool #SD8004 3.00% 2049[8]	2,980	3,023
Freddie Mac Pool #RA1317 3.00% 2049[8]	2,000	2,031
Freddie Mac Pool #ZT2090 3.00% 2049[8]	2,000	2,030
Freddie Mac Pool #ZT1955 3.00% 2049[8]	1,000	1,015
Freddie Mac Pool #RA1172 3.00% 2049[8]	1,000	1,015
Freddie Mac Pool #SD8011 3.50% 2049[8]	256,657	263,790
Freddie Mac Pool #G08881 3.50% 2049[8]	218,592	224,830
Freddie Mac Pool #SD8005 3.50% 2049[8]	190,060	195,286
Freddie Mac Pool #V85664 3.50% 2049[8]	95,276	99,996
Freddie Mac Pool #QA5118 3.50% 2049[8]	87,578	91,512
Freddie Mac Pool #V85472 3.50% 2049[8]	45,361	46,856
Freddie Mac Pool #SD7508 3.50% 2049[8]	22,273	23,445
Freddie Mac Pool #SD8001 3.50% 2049[8]	19,181	19,715
Freddie Mac Pool #ZT1951 3.50% 2049[8]	11,462	11,780
Freddie Mac Pool #ZT2086 3.50% 2049[8]	5,044	5,184
Freddie Mac Pool #ZT1709 3.50% 2049[8]	1,440	1,481
Freddie Mac Pool #ZT1863 3.50% 2049[8]	126	129
American Balanced Fund — Page 30 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac Pool #RA1824 3.50% 2049[8]	$34	$35
Freddie Mac Pool #SD7506 4.00% 2049[8]	120,839	129,302
Freddie Mac Pool #RA1744 4.00% 2049[8]	2,395	2,538
Freddie Mac Pool #ZN4802 4.00% 2049[8]	1,727	1,800
Freddie Mac Pool #SI2001 4.00% 2049[8]	31	32
Freddie Mac Pool #ZT1595 4.50% 2049[8]	3,870	4,072
Freddie Mac Pool #ZA6269 4.50% 2049[8]	3,677	3,871
Freddie Mac Pool #ZA7009 4.50% 2049[8]	2,331	2,461
Freddie Mac Pool #ZT2088 4.50% 2049[8]	141	149
Freddie Mac Pool #SD8036 3.00% 2050[8]	1,368	1,388
Freddie Mac, Series 2014-DN2, Class M2, (1-month USD-LIBOR + 1.65%) 3.442% 2024[6,8]	1,829	1,834
Freddie Mac, Series 2014-HQ2, Class M2, (1-month USD-LIBOR + 2.20%) 3.992% 2024[6,8]	4,445	4,499
Freddie Mac, Series 2015-HQ2, Class M2, (1-month USD-LIBOR + 1.95%) 3.742% 2025[6,8]	2,002	2,023
Freddie Mac, Series T041, Class 3A, 5.416% 2032[6,8]	1,134	1,248
Freddie Mac, Series 3318, Class JT, 5.50% 2037[8]	1,846	2,026
Freddie Mac, Series K723, Class A2, Multi Family, 2.454% 2023[8]	17,125	17,346
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[8]	1,041	1,050
Freddie Mac, Series K725, Class A2, Multi Family, 3.002% 2024[8]	44,445	45,917
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[8]	13,505	13,923
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[6,8]	59,309	63,671
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2026[8]	27,630	29,082
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[8]	28,540	30,051
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[8]	29,815	31,553
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 2027[6,8]	20,520	21,711
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[6,8]	10,830	11,543
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[8]	17,500	18,750
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[8]	36,696	40,601
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[5,8]	69,910	71,059
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[8]	67,369	68,620
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[6,8]	31,457	32,086
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class MA, 3.00% 2056[8]	8,887	9,041
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 2056[5,8]	41,238	42,395
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[5,8]	13,676	14,095
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[8]	25,933	27,348
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[8]	10,945	11,364
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[8]	132,175	137,335
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[8]	10,382	10,580
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[8]	14,267	14,773
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[8]	19,834	20,108
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[8]	54,216	56,287
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 2029[8]	24,545	25,535
Government National Mortgage Assn. 6.00% 2038[8]	2,825	3,231
Government National Mortgage Assn. 4.00% 2041[8]	6,701	7,138
Government National Mortgage Assn. 4.00% 2044[8]	102	109
Government National Mortgage Assn. 4.50% 2045[8]	8,457	9,040
Government National Mortgage Assn. 4.50% 2045[8]	200	213
Government National Mortgage Assn. 3.00% 2046[8]	81,473	84,076
Government National Mortgage Assn. 4.00% 2047[8]	80,584	84,177
Government National Mortgage Assn. 4.00% 2047[8]	48,781	50,992
Government National Mortgage Assn. 4.00% 2047[8]	9,810	10,197
Government National Mortgage Assn. 4.00% 2047[8]	8,036	8,397
Government National Mortgage Assn. 3.50% 2048[8]	97,158	100,196
Government National Mortgage Assn. 3.50% 2048[8]	67,923	70,457
Government National Mortgage Assn. 3.50% 2048[8]	44,796	46,358
Government National Mortgage Assn. 3.50% 2048[8]	986	1,017
American Balanced Fund — Page 31 of 40

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 3.50% 2048[8]	$88	$91
Government National Mortgage Assn. 3.50% 2048[8]	35	36
Government National Mortgage Assn. 4.00% 2048[8]	208,818	218,149
Government National Mortgage Assn. 4.00% 2048[8]	2,498	2,602
Government National Mortgage Assn. 4.50% 2048[8]	21,347	22,431
Government National Mortgage Assn. 4.50% 2049[8]	39,014	40,768
Government National Mortgage Assn. 3.50% 2050[8,10]	410,593	423,122
Government National Mortgage Assn. 4.00% 2050[8,10]	32,622	33,765
Government National Mortgage Assn. 4.50% 2050[8,10]	136,375	142,603
Government National Mortgage Assn. Pool #MA5397 3.50% 2048[8]	837	863
Government National Mortgage Assn. Pool #MA6218 3.00% 2049[8]	48,769	50,105
Government National Mortgage Assn. Pool #MA5984 3.00% 2049[8]	3,945	4,053
Government National Mortgage Assn. Pool #MA6153 3.00% 2049[8]	646	664
Government National Mortgage Assn. Pool #MA5985 3.50% 2049[8]	380,600	392,582
Government National Mortgage Assn. Pool #MA6284 3.50% 2049[8]	78,119	80,945
Government National Mortgage Assn. Pool #MA6339 3.50% 2049[8]	39,913	41,357
Government National Mortgage Assn. Pool #MA5762 3.50% 2049[8]	15,232	15,716
Government National Mortgage Assn. Pool #MA5816 3.50% 2049[8]	11,637	12,001
Government National Mortgage Assn. Pool #MA5986 4.00% 2049[8]	392,286	406,567
Government National Mortgage Assn. Pool #MA5817 4.00% 2049[8]	45,486	47,120
Government National Mortgage Assn. Pool #MA6155 4.00% 2049[8]	17,780	18,514
Government National Mortgage Assn. Pool #MA6041 4.50% 2049[8]	39,174	41,168
Government National Mortgage Assn. Pool #MA6156 4.50% 2049[8]	18,452	19,400
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[8]	13,396	14,093
Government National Mortgage Assn. Pool #710085 5.073% 2061[8]	24	25
GS Mortgage Securities Corp. II, Series 2015-GS1, Class AAB, 3.553% 2048[8]	5,000	5,197
JPMorgan Mortgage Trust, Series 2019-INV3, Class A13, 3.50% 2050[4,6,8]	5,310	5,424
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 2050[4,6,8]	5,065	5,175
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[4,6,8]	37,937	38,065
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 2059[4,6,8]	19,309	19,364
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[4,6,8]	14,358	14,499
Mello Warehouse Securitization Trust, Series 2018-W1, Class A, (1-month USD-LIBOR + 0.85%) 2.642% 2051[4,6,8]	9,017	9,044
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 2.573% 2052[4,6,8]	11,004	11,003
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[8]	4,000	4,159
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[8]	3,380	3,447
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[4,8]	6,355	6,449
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[4,6,8]	12,727	12,609
Royal Bank of Canada 1.875% 2020[8]	18,000	17,998
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[4,6,8]	21,699	22,092
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.468% 2049[4,6,8]	9,437	9,519
Uniform Mortgage-Backed Security 2.50% 2035[8,10]	2,399	2,419
Uniform Mortgage-Backed Security 3.00% 2035[8,10]	289,701	296,652
Uniform Mortgage-Backed Security 3.00% 2035[8,10]	2,979	3,052
Uniform Mortgage-Backed Security 3.00% 2050[1,8,10]	150,000	153,201
Uniform Mortgage-Backed Security 4.50% 2050[8,10]	121	128
Westpac Banking Corp. 2.25% 2020[4,8]	12,500	12,524
		16,125,208
U.S. Treasury bonds & notes 9.50% U.S. Treasury 7.65%
U.S. Treasury 1.375% 2020[11]	193,000	192,917
U.S. Treasury 1.50% 2020	101,000	100,961
U.S. Treasury 1.625% 2020	25,000	25,004
American Balanced Fund — Page 32 of 40

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.50% 2020	$8,750	$8,825
U.S. Treasury 2.75% 2020	45,000	45,374
U.S. Treasury 1.125% 2021	84,000	83,351
U.S. Treasury 1.375% 2021	112,000	111,711
U.S. Treasury 1.50% 2021	19,071	19,040
U.S. Treasury 1.50% 2021	5,449	5,440
U.S. Treasury 1.625% 2021	49,273	49,294
U.S. Treasury 1.625% 2021	44,819	44,877
U.S. Treasury 1.75% 2021	69,250	69,459
U.S. Treasury 2.00% 2021	75,000	75,598
U.S. Treasury 2.125% 2021	60,000	60,440
U.S. Treasury 2.25% 2021	686,185	692,066
U.S. Treasury 2.75% 2021	30,000	30,576
U.S. Treasury 1.375% 2022	4,047	4,020
U.S. Treasury 1.50% 2022	64,695	64,523
U.S. Treasury 1.625% 2022	64,625	64,658
U.S. Treasury 1.875% 2022	77,000	77,523
U.S. Treasury 1.875% 2022	75,195	75,742
U.S. Treasury 2.00% 2022	180,000	181,973
U.S. Treasury 2.00% 2022	35,000	35,294
U.S. Treasury 2.125% 2022	220,000	223,267
U.S. Treasury 1.375% 2023	36,935	36,605
U.S. Treasury 1.625% 2023	36,000	35,988
U.S. Treasury 2.375% 2023	40,000	40,898
U.S. Treasury 2.50% 2023	131,046	134,653
U.S. Treasury 2.75% 2023	180,200	187,168
U.S. Treasury 2.75% 2023	20,100	20,821
U.S. Treasury 2.875% 2023	216,212	226,186
U.S. Treasury 1.50% 2024	280,087	277,779
U.S. Treasury 1.50% 2024	25,000	24,794
U.S. Treasury 1.75% 2024	881,767	884,659
U.S. Treasury 1.75% 2024	191,450	192,078
U.S. Treasury 2.125% 2024	100,000	101,969
U.S. Treasury 2.125% 2024	60,000	61,125
U.S. Treasury 2.25% 2024	173,800	178,009
U.S. Treasury 2.25% 2024	75,000	76,986
U.S. Treasury 2.25% 2024	50,000	51,170
U.S. Treasury 2.50% 2024	60,763	62,778
U.S. Treasury 2.00% 2025	30,000	30,443
U.S. Treasury 2.125% 2025	25,000	25,523
U.S. Treasury 2.625% 2025	62,796	65,690
U.S. Treasury 2.75% 2025	215,000	226,692
U.S. Treasury 2.75% 2025	10,765	11,342
U.S. Treasury 2.875% 2025	116,001	123,256
U.S. Treasury 3.00% 2025	210,000	224,347
U.S. Treasury 3.00% 2025	180,000	192,404
U.S. Treasury 1.625% 2026	313,000	309,087
U.S. Treasury 1.75% 2026	9,025	8,975
U.S. Treasury 1.875% 2026	390,900	392,854
U.S. Treasury 2.00% 2026	72,620	73,468
U.S. Treasury 2.25% 2026	886,918	911,547
U.S. Treasury 2.25% 2027	11,250	11,570
U.S. Treasury 2.375% 2027	4,350	4,513
U.S. Treasury 2.75% 2028	10,941	11,653
American Balanced Fund — Page 33 of 40

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.875% 2028	$600,000	$646,428
U.S. Treasury 2.875% 2028	65,768	70,765
U.S. Treasury 3.125% 2028	44,885	49,396
U.S. Treasury 1.625% 2029	60,000	58,447
U.S. Treasury 1.75% 2029	806,769	794,482
U.S. Treasury 2.375% 2029	66,280	68,890
U.S. Treasury 2.75% 2042	32,950	35,221
U.S. Treasury 2.875% 2043	36,410	39,705
U.S. Treasury 3.125% 2043	48,025	54,508
U.S. Treasury 3.125% 2044	39,797	45,318
U.S. Treasury 3.625% 2044	25,000	30,750
U.S. Treasury 2.50% 2045[11]	115,000	117,473
U.S. Treasury 3.00% 2045	25,000	27,989
U.S. Treasury 3.00% 2045	25,000	27,935
U.S. Treasury 2.50% 2046	52,120	53,254
U.S. Treasury 2.875% 2046[11]	100,000	109,788
U.S. Treasury 2.75% 2047[11]	151,180	162,292
U.S. Treasury 3.00% 2047[11]	60,062	67,543
U.S. Treasury 3.00% 2048	4,047	4,551
U.S. Treasury 2.25% 2049[11]	2,149,522	2,085,681
U.S. Treasury 2.375% 2049	111,150	110,785
U.S. Treasury 2.875% 2049[11]	43,825	48,314
U.S. Treasury 3.00% 2049[11]	26,378	29,757
		12,298,235
U.S. Treasury inflation-protected securities 1.85%
U.S. Treasury Inflation-Protected Security 0.125% 2024[12]	105,122	105,799
U.S. Treasury Inflation-Protected Security 0.125% 2024[12]	59,175	59,556
U.S. Treasury Inflation-Protected Security 0.50% 2024[12]	306,087	311,188
U.S. Treasury Inflation-Protected Security 0.625% 2024[12]	362,338	370,185
U.S. Treasury Inflation-Protected Security 0.375% 2025[12]	119,905	122,452
U.S. Treasury Inflation-Protected Security 2.375% 2025[11,12]	68,257	76,135
U.S. Treasury Inflation-Protected Security 0.125% 2026[12]	107,353	107,759
U.S. Treasury Inflation-Protected Security 0.375% 2027[12]	120,643	122,542
U.S. Treasury Inflation-Protected Security 0.50% 2028[12]	182,563	187,353
U.S. Treasury Inflation-Protected Security 0.75% 2028[12]	153,771	161,859
U.S. Treasury Inflation-Protected Security 1.75% 2028[12]	33,042	37,144
U.S. Treasury Inflation-Protected Security 0.25% 2029[12]	308,401	311,817
U.S. Treasury Inflation-Protected Security 0.875% 2029[12]	229,300	243,634
U.S. Treasury Inflation-Protected Security 1.375% 2044[11,12]	130,784	154,553
U.S. Treasury Inflation-Protected Security 1.00% 2046[12]	38,011	41,897
U.S. Treasury Inflation-Protected Security 0.875% 2047[12]	37,310	40,071
U.S. Treasury Inflation-Protected Security 1.00% 2049[11,12]	464,904	517,451
		2,971,395
Total U.S. Treasury bonds & notes		15,269,630
Asset-backed obligations 0.86%
Aesop Funding LLC, Series 2015-1A, Class A, 2.50% 2021[4,8]	15,000	15,019
Aesop Funding LLC, Series 2015-2A, Class A, 2.63% 2021[4,8]	1,150	1,154
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.80% 2021[8]	292	292
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[8]	2,608	2,612
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 2.976% 2025[4,6,8]	2,376	2,376
American Balanced Fund — Page 34 of 40

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 2025[8]	$8,000	$8,188
CLI Funding V LLC, Series 2013-2A, Class Note, 3.22% 2028[4,8]	336	336
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[4,6,8]	8,876	8,981
CPS Auto Receivables Trust, Series 2016-A, Class C, 3.80% 2021[4,8]	718	719
CPS Auto Receivables Trust, Series 2015-A, Class C, 4.00% 2021[4,8]	288	289
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 2025[4,8]	2,821	2,835
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 2025[4,8]	4,275	4,301
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 2025[4,8]	10,655	10,821
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 2022[8]	220	220
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 2022[4,8]	705	706
Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.49% 2023[8]	35,055	35,223
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 2023[8]	542	542
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65% 2024[8]	6,615	6,662
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[8]	49,120	49,657
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 2025[8]	15,980	16,249
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 2026[8]	33,495	33,987
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 2022[4,8]	2,972	2,979
Drivetime Auto Owner Trust, Series 2019-2A, Class A, 2.85% 2022[4,8]	4,964	4,981
Drivetime Auto Owner Trust, Series 2019-3, Class B, 2.60% 2023[4,8]	2,850	2,860
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[4,8]	5,510	5,539
Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 2025[4,8]	9,570	9,578
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 2022[4,8]	628	628
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 2.60% 2022[4,8]	7,345	7,361
Exeter Automobile Receivables Trust, Series 2019-2A, Class A, 2.93% 2022[4,8]	21,706	21,775
Exeter Automobile Receivables Trust, Series 2019-2A, Class B, 3.06% 2023[4,8]	11,220	11,313
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[4,8]	21,100	21,228
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 2025[4,8]	34,000	34,268
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 2025[4,8]	29,000	29,726
Fin. Auth., Student Loan Rev. Ref. Bonds, Series 2015-B-1, (1-month USD-LIBOR + 0.75%) 2.555% 2030[6,8]	4,908	4,885
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[4,8]	8,500	8,500
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 2.31% 2027[4,8]	35,370	35,504
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[4,8]	33,450	33,525
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 2028[4,8]	37,335	37,771
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[4,8]	64,300	67,182
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[4,8]	70,000	73,512
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[4,8]	101,235	105,300
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A1, 1.98% 2022[8]	14,390	14,389
Ford Credit Floorplan Master Owner Trust, Series 2019-4, Class A, 2.44% 2026[8]	12,798	12,840
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 2037[4,8]	14,943	15,181
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[4,8]	17,957	17,717
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-3A, Class A, 2.67% 2021[4,8]	5,505	5,521
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[4,8]	9,113	9,124
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 2025[4,8]	9,333	9,312
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 2024[4,8]	8,310	8,360
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 2025[4,8]	5,145	5,183
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[8]	1,687	1,688
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 2022[8]	4,885	4,889
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 2022[8]	100	100
Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.90% 2024[8]	50,000	50,544
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 2025[8]	10,565	10,779
SMB Private Education Loan Trust, Series 2015-A, Class A2A, 2.49% 2027[4,8]	955	956
Social Professional Loan Program LLC, Series 2015-C, Class A1, (1-month USD-LIBOR + 1.05%) 2.842% 2035[4,6,8]	1,112	1,116
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 2036[4,8]	2,286	2,294
South Carolina Student Loan Corp., Series 2014-1, Class A1, (1-month USD-LIBOR + 0.75%) 2.53% 2030[6,8]	2,796	2,785
American Balanced Fund — Page 35 of 40

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
South Carolina Student Loan Corp., Series 2014-1, Class A2, (1-month USD-LIBOR + 1.00%) 2.691% 2033[6,8]	$12,240	$12,097
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.031% 2025[4,6,8]	28,128	28,131
Synchrony Credit Card Master Note Trust, Series 2018-A1, Class A1, 3.38% 2024[8]	44,100	45,092
Synchrony Credit Card Master Note Trust, Series 2019-1, Class A, 2.95% 2025[8]	46,360	47,283
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[4,8]	1,173	1,171
TAL Advantage V LLC, Series 2014-3A, Class A, 3.27% 2039[4,8]	428	428
TAL Advantage V LLC, Series 2014-2A, Class A2, 3.33% 2039[4,8]	7,988	7,981
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 2039[4,8]	2,150	2,145
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[4,8]	35,000	35,558
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 2042[4,8]	18,355	18,292
Triton Container Finance LLC, Series 2017-2A, Class A, 3.62% 2042[4,8]	16,051	16,038
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 2021[4,8]	406	406
Verizon Owner Trust, Series 2017-2A, Class A, 1.92% 2021[4,8]	19,105	19,103
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 2021[4,8]	11,543	11,544
Westlake Automobile Receivables Trust, Series 2019-2A, Class A2, 2.57% 2023[4,8]	35,050	35,148
Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.62% 2024[4,8]	8,685	8,721
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84% 2024[4,8]	13,905	14,000
World Financial Network Credit Card Master Note Trust, Series 2018-A, Class A, 3.07% 2024[8]	33,000	33,371
World Financial Network Credit Card Master Note Trust, Series 2019-A, Class A, 3.14% 2025[8]	46,065	47,098
World Financial Network Credit Card Master Note Trust, Series 2018-B, Class A, 3.46% 2025[8]	31,590	32,316
World Financial Network Credit Card Master Note Trust, Series 2019-C, Class A, 2.21% 2026[8]	77,000	77,124
		1,385,409
Municipals 0.32% Illinois 0.27%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 2033	31,875	35,635
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	28,490	29,738
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	271,355	292,754
G.O. Bonds, Series 2019-A, 3.75% 2020	12,000	12,039
G.O. Bonds, Series 2019-A, 3.75% 2021	12,000	12,008
G.O. Bonds, Series 2019-A, 3.75% 2022	12,000	12,008
G.O. Bonds, Series 2019-A, 4.20% 2024	12,000	12,147
G.O. Bonds, Series 2019-A, 4.50% 2025	6,750	6,933
G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	4,820	5,656
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 7.35% 2035	4,935	5,994
		424,912
California 0.02%
City of Industry, Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational-Industrial Redev. Project No. 1), Series 2015-A, Assured Guaranty Municipal insured, 3.821% 2022	11,640	12,018
Dept. of Veterans Affairs, Veterans G.O. Rev. Ref. Bonds, Series 2015-CM, AMT, 2.45% 2031	1,090	1,102
Los Angeles Community College Dist. (County of Los Angeles), G.O. Build America Bonds, 2008 Election, Series 2010-E, 6.60% 2042	15,000	23,079
		36,199
Florida 0.02%
Board of Administration Fin. Corp., Rev. Bonds, Series 2016-A, 2.638% 2021	16,500	16,701
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	4,000	4,026
		20,727
American Balanced Fund — Page 36 of 40

Bonds, notes & other debt instruments (continued) Municipals (continued) New Jersey 0.01%	Principal amount (000)	Value (000)
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2013-I, (SIFMA Municipal Swap Index + 1.60%) 3.21% 2028[6]	$5,000	$5,018
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	12,000	12,130
		17,148
South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2013-E, AMT, 4.00% 2044	300	312
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	575	590
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2015-D, 4.00% 2045	2,085	2,210
		3,112
New York 0.00%
Utility Debt Securitization Auth., Restructuring Bonds, Series 2013-T-4, 3.435% 2025	2,625	2,704
Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	760	790
Iowa 0.00%
Fin. Auth., Single Family Mortgage Bonds (Mortgage-Backed Securities Program), Series 2013-1, 2.15% 2043	362	360
Maine 0.00%
Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2014-A-1, AMT, 3.25% 2043	290	298
		506,250
Bonds & notes of governments & government agencies outside the U.S. 0.17%
CPPIB Capital Inc. 2.375% 2021[4]	26,000	26,165
CPPIB Capital Inc. 2.25% 2022[4]	25,714	25,955
CPPIB Capital Inc. 2.75% 2027[4]	26,400	27,563
Israel (State of) 3.15% 2023	35,000	36,455
Manitoba (Province of) 3.05% 2024	13,500	14,138
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[4]	2,492	2,617
Qatar (State of) 3.375% 2024[4]	25,000	26,201
Qatar (State of) 4.00% 2029[4]	10,000	11,180
Qatar (State of) 4.817% 2049[4]	10,000	12,404
Quebec (Province of) 2.375% 2022	51,867	52,533
Quebec (Province of) 2.75% 2027	26,000	27,208
Saudi Arabia (Kingdom of) 5.25% 2050[4]	10,000	12,450
		274,869
Federal agency bonds & notes 0.15%
Fannie Mae 6.25% 2029	4,000	5,399
Federal Home Loan Bank 2.375% 2020	200,000	200,386
Federal Home Loan Bank 5.50% 2036	600	844
Private Export Funding Corp. 3.55% 2024	25,897	27,627
		234,256
Total bonds, notes & other debt instruments (cost: $49,401,656,000)		50,998,447
American Balanced Fund — Page 37 of 40

Short-term securities 4.69% Money market investments 4.69%	Shares	Value (000)
Capital Group Central Cash Fund 1.73%[3,13]	75,308,943	$7,530,894
Total short-term securities (cost: $7,525,500,000)		7,530,894
Total investment securities 100.83% (cost: $124,542,120,000)		162,055,283
Other assets less liabilities (0.83)%		(1,327,303)
Net assets 100.00%		$160,727,980
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[14] (000)	Value at 12/31/2019[15] (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	46,011	April 2020	$9,202,200	$9,915,370	$(5,128)
5 Year U.S. Treasury Note Futures	Long	50,864	April 2020	5,086,400	6,032,948	(23,315)
10 Year U.S. Treasury Note Futures	Short	5,229	March 2020	(522,900)	(671,518)	7,091
10 Year Ultra U.S. Treasury Note Futures	Short	23,851	March 2020	(2,385,100)	(3,355,910)	41,318
30 Year Ultra U.S. Treasury Bond Futures	Long	6,236	March 2020	623,600	1,132,808	(33,317)
						$(13,351)
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
3-month USD-LIBOR	2.194%	3/29/2024	$874,200	$(17,640)	$—	$(17,640)
3-month USD-LIBOR	2.21875%	3/29/2024	919,150	(19,479)	—	(19,479)
3-month USD-LIBOR	1.556%	11/27/2024	520,800	4,283	—	4,283
3-month USD-LIBOR	1.561%	11/27/2024	520,700	4,159	—	4,159
3-month USD-LIBOR	1.554%	11/27/2024	442,700	3,682	—	3,682
3-month USD-LIBOR	1.5335%	11/29/2024	520,800	4,815	—	4,815
					$—	$(20,180)
American Balanced Fund — Page 38 of 40

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $7,704,751,000, which represented 4.79% of the net assets of the fund. This amount includes $7,540,794,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,390,336,000, which represented 3.35% of the net assets of the fund.
[5]	Step bond; coupon rate may change at a later date.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Scheduled interest and/or principal payment was not received.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Amount less than one thousand.
[10]	Purchased on a TBA basis.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $151,353,000, which represented .09% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Rate represents the seven-day yield at 12/31/2019.
[14]	Notional amount is calculated based on the number of contracts and notional contract size.
[15]	Value is calculated based on the notional amount and current market price.
Key to abbreviations and symbol
ADR = American Depositary Receipts
AMT = Alternative Minimum Tax
Auth. = Authority
CAD = Canadian dollars
CLO = Collateralized Loan Obligations
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Facs. = Facilities
Fin. = Finance
G.O. = General Obligation
ICE = Intercontinental Exchange, Inc.
LIBOR = London Interbank Offered Rate
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
SIFMA = Securities Industry and Financial Markets Association
SOFR = Secured Overnight Financing Rate
TBA = To-be-announced
USD/$ = U.S. dollars
American Balanced Fund — Page 39 of 40

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2020 Capital Group. All rights reserved.
MFGEFPX-011-0220O-S73178	American Balanced Fund — Page 40 of 40

Summary investment portfolio December 31, 2019

Investment mix by security type	Percent of net assets

Common stocks 64.07%	Shares	Value (000)
Information technology 15.06%
Microsoft Corp.	48,792,000	$7,694,498
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	56,545,100	3,285,270
Broadcom Inc.	8,833,007	2,791,407
Intel Corp.	35,729,400	2,138,405
ASML Holding NV (New York registered)	4,716,458	1,395,788
ASML Holding NV1	1,660,000	494,365
Samsung Electronics Co., Ltd.[1]	20,225,000	974,528
Visa Inc., Class A	4,218,000	792,562
Other securities		4,641,520
		24,208,343

Health care 9.94%
UnitedHealth Group Inc.	16,959,000	4,985,607
Cigna Corp.	9,542,917	1,951,431
Merck & Co., Inc.	16,936,400	1,540,366
Pfizer Inc.	39,187,000	1,535,347
Johnson & Johnson	6,650,000	970,035
Thermo Fisher Scientific Inc.	2,686,000	872,601
Other securities		4,117,773
		15,973,160

Financials 8.62%
Berkshire Hathaway Inc., Class A2	9,666	3,282,477
Berkshire Hathaway Inc., Class B2	2,536,000	574,404
JPMorgan Chase & Co.	10,734,300	1,496,361
BlackRock, Inc.	1,939,000	974,735
Chubb Ltd.	5,605,500	872,552
PNC Financial Services Group, Inc.	5,370,000	857,213
Capital One Financial Corp.	7,593,147	781,411
Other securities		5,022,152
		13,861,305

Industrials 5.60%
Boeing Co.	7,604,600	2,477,275
Lockheed Martin Corp.	3,594,500	1,399,626
Northrop Grumman Corp.	3,186,900	1,096,198
CSX Corp.	12,865,500	930,948
Other securities		3,096,055
		9,000,102

Communication services 5.12%
Alphabet Inc., Class C2	862,500	1,153,180
Alphabet Inc., Class A2	386,100	517,138
Comcast Corp., Class A	36,181,300	1,627,073
Facebook, Inc., Class A2	6,863,600	1,408,754
Charter Communications, Inc., Class A2	2,771,200	1,344,254

American Balanced Fund	7

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Activision Blizzard, Inc.	14,123,000	$839,189
T-Mobile US, Inc.[2]	9,000,000	705,780
Other securities		636,620
		8,231,988

Consumer staples 4.74%
Philip Morris International Inc.	29,300,700	2,493,197
Altria Group, Inc.	24,947,000	1,245,105
Nestlé SA1	10,190,000	1,103,949
Other securities		2,777,276
		7,619,527

Consumer discretionary 4.62%
Home Depot, Inc.	11,380,300	2,485,230
Amazon.com, Inc.[2]	875,700	1,618,154
Carnival Corp., units	12,000,000	609,960
Other securities		2,713,388
		7,426,732

Energy 3.80%
Chevron Corp.	9,633,755	1,160,964
Royal Dutch Shell PLC, Class B (ADR)	14,396,000	863,328
Royal Dutch Shell PLC, Class B1	2,861,540	85,267
Baker Hughes Co., Class A	28,556,000	731,890
Other securities		3,257,030
		6,098,479

Materials 2.97%
DuPont de Nemours Inc.	12,273,100	787,933
LyondellBasell Industries NV	7,672,100	724,860
Sherwin-Williams Co.	1,052,400	614,117
Other securities		2,643,034
		4,769,944

Real estate 2.90%
Simon Property Group, Inc. REIT	8,169,000	1,216,854
Equinix, Inc. REIT	1,463,000	853,953
Other securities		2,595,744
		4,666,551

Utilities 0.70%
Other securities		1,121,386

Total common stocks (cost: $67,125,361,000)		102,977,517

Preferred securities 0.17%
Other 0.17%
Other securities		277,278

Total preferred securities (cost: $257,948,000)		277,278

Convertible stocks 0.17%
Information technology 0.05%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	66,000	77,746

Other 0.12%
Other securities		193,401

Total convertible stocks (cost: $231,655,000)		271,147

8	American Balanced Fund

Bonds, notes & other debt instruments 31.73%	Principal amount (000)	Value (000)
Corporate bonds & notes 10.70%
Financials 2.55%
Berkshire Hathaway Finance Corp. 4.20%–4.25% 2048–2049	$41,575	$49,158
Berkshire Hathaway Inc. 2.75% 2023	5,000	5,127
JPMorgan Chase & Co. 2.30%–3.88% 2020–2030[3]	176,861	182,214
JPMorgan Chase & Co., junior subordinated 5.30%–6.75% 2049[3]	60,000	63,523
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.276% 2021[4]	28,050	28,066
Other securities		3,776,348
		4,104,436

Utilities 1.36%
Berkshire Hathaway Energy Co. 2.40% 2020	4,355	4,356
MidAmerican Energy Holdings Co. 3.10%–3.75% 2023–2027	41,335	43,432
NV Energy, Inc. 6.25% 2020	10,168	10,527
PacifiCorp., First Mortgage Bonds 3.60%–4.13% 2024–2049	37,230	40,915
Other securities		2,083,251
		2,182,481

Health care 1.26%
Cigna Corp. 3.40%–4.80% 2021–2038	120,927	131,357
UnitedHealth Group Inc. 4.45% 2048	11,500	13,731
Other securities		1,885,388
		2,030,476

Consumer discretionary 0.95%
Amazon.com, Inc. 2.40%–3.80% 2023–2024	84,000	88,058
Home Depot, Inc. 1.80%–5.95% 2020–2047	120,745	129,967
Other securities		1,313,755
		1,531,780

Consumer staples 0.83%
Philip Morris International Inc. 1.88%–3.38% 2020–2029	138,469	142,374
Other securities		1,193,522
		1,335,896

Industrials 0.70%
Boeing Co. 2.80%–3.90% 2024–2049	147,186	154,381
Burlington Northern Santa Fe LLC 3.55% 2050	30,000	31,591
Other securities		938,364
		1,124,336

Information technology 0.64%
Broadcom Inc. 4.25%–4.75% 2026–2029[5]	413,558	445,086
Broadcom Ltd. 3.50%–3.88% 2024–2028	190,008	196,318
Intel Corp. 3.70% 2025	22,000	23,791
Microsoft Corp. 1.55%–4.20% 2021–2046	92,005	100,959
Other securities		263,172
		1,029,326

Communication services 0.51%
Alphabet Inc. 1.998% 2026	17,000	16,911
Comcast Corp. 2.35%–6.45% 2025–2048	180,832	207,026
Other securities		598,730
		822,667

Other corporate bonds & notes 1.90%
Other securities		3,041,427

Total corporate bonds & notes		17,202,825

American Balanced Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations 10.03%
Fannie Mae Pool #AJ9193 3.00% 2027[6]	$34	$35
Fannie Mae Pool #MA3905 3.00% 2050[6]	664,493	673,780
Fannie Mae 0%–7.00% 2020–2058[4,6]	5,586,987	5,786,332
Freddie Mac 2.45%–6.50% 2021–2050[4,6]	5,281,998	5,461,330
Government National Mortgage Assn. 3.00%–6.00% 2038–2061[6,7]	2,408,817	2,497,200
Other securities		1,706,531
		16,125,208

U.S. Treasury bonds & notes 9.50%
U.S. Treasury 7.65%
U.S. Treasury 2.25% 2021	686,185	692,066
U.S. Treasury 1.75% 2024	881,767	884,659
U.S. Treasury 2.25% 2026	886,918	911,547
U.S. Treasury 2.875% 2028	600,000	646,428
U.S. Treasury 1.75% 2029	806,769	794,482
U.S. Treasury 2.25% 2049[8]	2,149,522	2,085,681
U.S. Treasury 1.13%–3.63% 2020–2049[8]	6,113,292	6,283,372
		12,298,235

U.S. Treasury inflation-protected securities 1.85%
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2049[8,9]	2,826,966	2,971,395

Total U.S. Treasury bonds & notes		15,269,630

Municipals 0.32%
Other 0.32%
Other securities		506,250
		506,250

Federal agency bonds & notes 0.15%
Fannie Mae 6.25% 2029	4,000	5,399
Other securities		228,857
		234,256

Other bonds & notes 1.03%
Other securities		1,660,278

Total bonds, notes & other debt instruments (cost: $49,401,656,000)		50,998,447

Short-term securities 4.69%	Shares
Money market investments 4.69%
Capital Group Central Cash Fund 1.73%[10,11]	75,308,943	7,530,894

Total short-term securities (cost: $7,525,500,000)		7,530,894
Total investment securities 100.83% (cost: $124,542,120,000)		162,055,283
Other assets less liabilities (0.83)%		(1,327,303)

Net assets 100.00%		$160,727,980

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

10	American Balanced Fund

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount [12]	12/31/2019 [13]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	46,011	April 2020	$9,202,200	$9,915,370	$(5,128)
5 Year U.S. Treasury Note Futures	Long	50,864	April 2020	5,086,400	6,032,948	(23,315)
10 Year U.S. Treasury Note Futures	Short	5,229	March 2020	(522,900)	(671,518)	7,091
10 Year Ultra U.S. Treasury Note Futures	Short	23,851	March 2020	(2,385,100)	(3,355,910)	41,318
30 Year Ultra U.S. Treasury Bond Futures	Long	6,236	March 2020	623,600	1,132,808	(33,317)
						$(13,351)

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2019	receipts	at 12/31/2019
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	2.194%	3/29/2024	$874,200	$(17,640)	$—	$(17,640)
3-month USD-LIBOR	2.21875%	3/29/2024	919,150	(19,479)	—	(19,479)
3-month USD-LIBOR	1.556%	11/27/2024	520,800	4,283	—	4,283
3-month USD-LIBOR	1.561%	11/27/2024	520,700	4,159	—	4,159
3-month USD-LIBOR	1.554%	11/27/2024	442,700	3,682	—	3,682
3-month USD-LIBOR	1.5335%	11/29/2024	520,800	4,815	—	4,815
					$—	$(20,180)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	loss	appreciation	income	12/31/2019
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Common stocks 0.46%
Energy 0.14%
Murphy Oil Corp.	3,963,806	4,123,332	—	8,087,138	$—	$20,894	$6,350	$216,735
Materials 0.32%
Royal Gold, Inc.	4,254,500	—	—	4,254,500	—	155,715	4,510	520,113
Short-term securities 4.68%
Money market investments 4.68%
Capital Group Central Cash Fund 1.73%[10]	—	298,818,933	223,509,990	75,308,943	(75)	5,394	150,272	7,530,894
Total 5.14%					$(75)	$182,003	$161,132	$8,267,742

American Balanced Fund	11

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $7,704,751,000, which represented 4.79% of the net assets of the fund. This amount includes $7,540,794,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Step bond; coupon rate may change at a later date.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $5,390,336,000, which represented 3.35% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $151,353,000, which represented .09% of the net assets of the fund.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Rate represents the seven-day yield at 12/31/2019.
[11]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[12]	Notional amount is calculated based on the number of contracts and notional contract size.
[13]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

12	American Balanced Fund

Financial statements

Statement of assets and liabilities

at December 31, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $116,533,842)	$153,787,541
Affiliated issuers (cost: $8,008,278)	8,267,742	$162,055,283
Cash		7,430
Cash denominated in currencies other than U.S. dollars (cost: $11,140)		11,166
Receivables for:
Sales of investments	1,293,611
Sales of fund’s shares	267,323
Dividends and interest	465,624
Variation margin on futures contracts	6,828
Variation margin on swap contracts	3,355
Other	265	2,037,006
		164,110,885

Liabilities:
Payables for:
Purchases of investments	2,869,602
Repurchases of fund’s shares	423,343
Investment advisory services	29,439
Services provided by related parties	39,878
Trustees’ deferred compensation	4,521
Variation margin on futures contracts	8,402
Variation margin on swap contracts	110
Other	7,610	3,382,905
Net assets at December 31, 2019		$160,727,980

Net assets consist of:
Capital paid in on shares of beneficial interest		$122,171,527
Total distributable earnings		38,556,453
Net assets at December 31, 2019		$160,727,980

See notes to financial statements.

American Balanced Fund	13

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (5,644,407 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$77,536,998	2,720,716		$28.50
Class C	10,371,901	366,506		28.30
Class T	11	—	*	28.50
Class F-1	5,495,505	193,015		28.47
Class F-2	16,064,863	564,102		28.48
Class F-3	5,606,437	196,805		28.49
Class 529-A	4,443,482	156,206		28.45
Class 529-C	755,070	26,536		28.46
Class 529-E	186,151	6,548		28.43
Class 529-T	13	—	*	28.50
Class 529-F-1	286,433	10,078		28.42
Class R-1	126,354	4,468		28.28
Class R-2	1,219,895	43,107		28.30
Class R-2E	119,183	4,200		28.37
Class R-3	3,020,622	106,580		28.34
Class R-4	6,397,854	224,934		28.44
Class R-5E	460,214	16,162		28.47
Class R-5	1,646,283	57,699		28.53
Class R-6	26,990,711	946,745		28.51

*	Amount less than one thousand.

See notes to financial statements.

14	American Balanced Fund

Statement of operations

for the year ended December 31, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $44,737; also includes $161,132 from affiliates)	$2,381,599
Interest	1,337,945	$3,719,544
Fees and expenses*:
Investment advisory services	319,586
Distribution services	343,845
Transfer agent services	104,484
Administrative services	44,008
Reports to shareholders	3,307
Registration statement and prospectus	4,619
Trustees’ compensation	934
Auditing and legal	188
Custodian	1,460
Other	3,801	826,232
Net investment income		2,893,312

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $49):
Unaffiliated issuers	3,572,009
Affiliated issuers	(75)
Futures contracts	192,509
Swap contracts	(177,022)
Currency transactions	736	3,588,157
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $1,475):
Unaffiliated issuers	18,617,325
Affiliated issuers	182,003
Futures contracts	(60,227)
Swap contracts	(3,626)
Currency translations	329	18,735,804
Net realized gain and unrealized appreciation		22,323,961
Net increase in net assets resulting from operations		$25,217,273

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended December 31,
	2019	2018
Operations:
Net investment income	$2,893,312	$2,496,683
Net realized gain	3,588,157	5,336,771
Net unrealized appreciation (depreciation)	18,735,804	(11,501,427)
Net increase (decrease) in net assets resulting from operations	25,217,273	(3,667,973)

Distributions paid to shareholders	(6,209,984)	(7,450,132)

Net capital share transactions	14,404,545	13,372,178

Total increase in net assets	33,411,834	2,254,073

Net assets:
Beginning of year	127,316,146	125,062,073
End of year	$160,727,980	$127,316,146

See notes to financial statements.

American Balanced Fund	15

Notes to financial statements

1. Organization

American Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of capital and income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

16	American Balanced Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of

American Balanced Fund	17

trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$22,506,195	$1,702,148	$—	$24,208,343
Health care	15,193,217	779,943	—	15,973,160
Financials	13,002,426	858,879	—	13,861,305
Industrials	8,137,351	862,751	—	9,000,102
Communication services	8,085,061	146,927	—	8,231,988
Consumer staples	6,050,447	1,569,080	—	7,619,527
Consumer discretionary	7,160,800	265,932	—	7,426,732
Energy	6,013,212	85,267	—	6,098,479
Materials	3,805,944	964,000	—	4,769,944
Real estate	4,662,508	4,043	—	4,666,551
Utilities	963,135	158,251	—	1,121,386
Preferred securities	128,683	148,595	—	277,278
Convertible stocks	271,147	—	—	271,147
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	17,202,825	—	17,202,825
Mortgage-backed obligations	—	16,125,208	—	16,125,208
U.S. Treasury bonds & notes	—	15,269,630	—	15,269,630
Municipals	—	506,250	—	506,250
Federal agency bonds & notes	—	234,256	—	234,256
Other bonds & notes	—	1,660,278	—	1,660,278
Short-term securities	7,530,894	—	—	7,530,894
Total	$103,511,020	$58,544,263	$—	$162,055,283

18	American Balanced Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$48,409	$—	$—	$48,409
Unrealized appreciation on interest rate swaps	—	16,939	—	16,939
Liabilities:
Unrealized depreciation on futures contracts	(61,760)	—	—	(61,760)
Unrealized depreciation on interest rate swaps	—	(37,119)	—	(37,119)
Total	$(13,351)	$(20,180)	$—	$(33,531)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets,

American Balanced Fund	19

such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

20	American Balanced Fund

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $26,071,900,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $3,930,096,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, December 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$48,409	Unrealized depreciation*	$61,760
Swap	Interest	Unrealized appreciation*	16,939	Unrealized depreciation*	37,119
			$65,348		$98,879

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$192,509	Net unrealized depreciation on futures contracts	$(60,227)
Swap	Interest	Net realized loss on swap contracts	(177,022)	Net unrealized depreciation on swap contracts	(3,626)
			$15,487		$(63,853)

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

American Balanced Fund	21

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2019, the fund reclassified $180,498,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$143,070
Undistributed long-term capital gains	786,244
Gross unrealized appreciation on investments	39,661,859
Gross unrealized depreciation on investments	(1,783,978)
Net unrealized appreciation on investments	37,877,881
Cost of investments	124,143,871

22	American Balanced Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2019						Year ended December 31, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$1,421,590		$1,570,339		$2,991,929		$1,242,710		$2,438,938		$3,681,648
Class C	120,312		211,991		332,303		102,078		337,741		439,819
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	100,019		112,406		212,425		90,250		180,643		270,893
Class F-2	311,241		322,170		633,411		224,832		434,354		659,186
Class F-3	110,841		111,345		222,186		71,103		131,316		202,419
Class 529-A	80,134		90,751		170,885		71,725		145,857		217,582
Class 529-C	8,558		15,558		24,116		8,244		28,362		36,606
Class 529-E	2,987		3,808		6,795		2,793		6,479		9,272
Class 529-T	—	*	—	*	—	*	—	*	—	*	—	*
Class 529-F-1	5,418		5,725		11,143		4,104		7,790		11,894
Class R-1	1,457		2,596		4,053		1,341		4,351		5,692
Class R-2	14,328		25,322		39,650		13,335		43,726		57,061
Class R-2E	1,601		2,387		3,988		1,039		2,970		4,009
Class R-3	49,279		63,288		112,567		49,938		116,892		166,830
Class R-4	119,827		133,072		252,899		112,344		222,864		335,208
Class R-5E	7,653		8,861		16,514		4,461		6,462		10,923
Class R-5	39,845		37,083		76,928		42,106		71,624		113,730
Class R-6	557,417		540,775		1,098,192		446,996		780,364		1,227,360
Total	$2,952,507		$3,257,477		$6,209,984		$2,489,399		$4,960,733		$7,450,132

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.204% on such assets in excess of $115 billion. On December 13, 2018, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2019, decreasing the annual rate to 0.202% on daily net assets in excess of $144 billion. For the year ended December 31, 2019, the investment advisory services fee was $319,586,000, which was equivalent to an annualized rate of 0.220% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

American Balanced Fund	23

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2019, unreimbursed expenses subject to reimbursement totaled $13,150,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	American Balanced Fund

For the year ended December 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$176,379	$55,060		$14,450		Not applicable
Class C	95,324	7,396		3,790		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	12,824	6,303		2,042		Not applicable
Class F-2	Not applicable	15,295		5,397		Not applicable
Class F-3	Not applicable	267		1,786		Not applicable
Class 529-A	9,896	2,787		1,638		$2,712
Class 529-C	7,284	510		298		489
Class 529-E	870	65		70		116
Class 529-T	—	—	*	—	*	—*
Class 529-F-1	—	159		94		158
Class R-1	1,178	113		47		Not applicable
Class R-2	8,857	4,026		470		Not applicable
Class R-2E	601	202		39		Not applicable
Class R-3	15,273	4,596		1,221		Not applicable
Class R-4	15,359	6,141		2,438		Not applicable
Class R-5E	Not applicable	506		123		Not applicable
Class R-5	Not applicable	911		727		Not applicable
Class R-6	Not applicable	147		9,378		Not applicable
Total class-specific expenses	$343,845	$104,484		$44,008		$3,475

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $934,000 in the fund’s statement of operations reflects $450,000 in current fees (either paid in cash or deferred) and a net increase of $484,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2019.

American Balanced Fund	25

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class A	$10,133,745	372,643	$2,954,719	106,208		$(7,457,616)	(274,059)	$5,630,848	204,792
Class C	2,016,915	74,788	328,299	11,836		(1,839,708)	(68,223)	505,506	18,401
Class T	—	—	—	—		—	—	—	—
Class F-1	1,038,230	38,518	208,419	7,498		(1,028,821)	(37,867)	217,828	8,149
Class F-2	5,119,171	188,756	607,935	21,864		(2,763,178)	(101,924)	2,963,928	108,696
Class F-3	2,124,796	78,419	220,317	7,921		(713,679)	(26,176)	1,631,434	60,164
Class 529-A	681,657	25,100	170,816	6,151		(685,806)	(25,220)	166,667	6,031
Class 529-C	133,148	4,913	24,111	865		(225,472)	(8,314)	(68,213)	(2,536)
Class 529-E	26,839	989	6,791	245		(36,569)	(1,352)	(2,939)	(118)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	82,638	3,029	11,134	401		(39,592)	(1,453)	54,180	1,977
Class R-1	31,507	1,168	4,045	146		(34,984)	(1,305)	568	9
Class R-2	260,911	9,691	39,625	1,429		(348,551)	(12,937)	(48,015)	(1,817)
Class R-2E	55,186	2,050	3,988	143		(27,831)	(1,027)	31,343	1,166
Class R-3	572,695	21,260	112,484	4,063		(1,065,993)	(39,540)	(380,814)	(14,217)
Class R-4	921,403	34,211	252,846	9,107		(1,257,717)	(46,397)	(83,468)	(3,079)
Class R-5E	327,920	12,072	16,513	592		(88,631)	(3,243)	255,802	9,421
Class R-5	342,581	12,619	76,809	2,765		(829,778)	(30,267)	(410,388)	(14,883)
Class R-6	5,675,495	209,243	1,098,151	39,492		(2,833,369)	(103,797)	3,940,277	144,938
Total net increase (decrease)	$29,544,837	1,089,469	$6,137,003	220,726		$(21,277,295)	(783,101)	$14,404,545	527,094

Year ended December 31, 2018

Class A	$9,131,176	337,074	$3,636,788	142,532		$(8,235,983)	(304,752)	$4,531,981	174,854
Class C	1,976,581	73,265	434,667	17,272		(1,862,635)	(69,191)	548,613	21,346
Class T	—	—	—	—		—	—	—	—
Class F-1	1,142,173	42,038	265,684	10,420		(1,365,669)	(50,302)	42,188	2,156
Class F-2	5,326,385	196,870	633,067	24,848		(2,350,908)	(87,466)	3,608,544	134,252
Class F-3	1,704,608	62,609	200,558	7,863		(561,150)	(20,802)	1,344,016	49,670
Class 529-A	589,199	21,718	217,512	8,541		(606,985)	(22,365)	199,726	7,894
Class 529-C	135,081	4,982	36,594	1,447		(208,884)	(7,690)	(37,209)	(1,261)
Class 529-E	26,777	988	9,266	365		(30,491)	(1,126)	5,552	227
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	60,237	2,226	11,892	468		(31,020)	(1,148)	41,109	1,546
Class R-1	27,532	1,020	5,684	226		(47,404)	(1,758)	(14,188)	(512)
Class R-2	289,139	10,710	56,998	2,264		(393,290)	(14,571)	(47,153)	(1,597)
Class R-2E	47,175	1,739	4,009	159		(26,461)	(982)	24,723	916
Class R-3	737,850	27,406	166,692	6,581		(1,115,699)	(41,290)	(211,157)	(7,303)
Class R-4	955,187	35,044	335,146	13,158		(1,480,577)	(54,613)	(190,244)	(6,411)
Class R-5E	523,677	19,023	10,922	424		(368,898)	(13,896)	165,701	5,551
Class R-5	389,329	14,307	113,560	4,435		(624,794)	(23,067)	(121,905)	(4,325)
Class R-6	5,242,782	192,619	1,227,291	48,002		(2,988,193)	(110,370)	3,481,880	130,251
Total net increase (decrease)	$28,304,888	1,043,638	$7,366,331	289,005		$(22,299,041)	(825,389)	$13,372,178	507,254

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $118,602,591,000 and $105,102,047,000, respectively, during the year ended December 31, 2019.

26	American Balanced Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class A:
12/31/2019	$24.90	$.54	$4.21	$4.75	$(.55)	$(.60)	$(1.15)	$28.50	19.20%	$77,537		.58%		1.98%
12/31/2018	27.15	.53	(1.24)	(.71)	(.52)	(1.02)	(1.54)	24.90	(2.71)	62,648		.57		1.94
12/31/2017	24.81	.48	3.33	3.81	(.49)	(.98)	(1.47)	27.15	15.47	63,563		.57		1.80
12/31/2016	23.83	.41	1.62	2.03	(.44)	(.61)	(1.05)	24.81	8.62	55,379		.59		1.67
12/31/2015	24.75	.42	— [4]	.42	(.40)	(.94)	(1.34)	23.83	1.72	49,215		.58		1.69
Class C:
12/31/2019	24.74	.33	4.17	4.50	(.34)	(.60)	(.94)	28.30	18.27	10,372		1.34		1.22
12/31/2018	26.98	.31	(1.22)	(.91)	(.31)	(1.02)	(1.33)	24.74	(3.45)	8,611		1.36		1.15
12/31/2017	24.66	.26	3.32	3.58	(.28)	(.98)	(1.26)	26.98	14.58	8,816		1.37		1.01
12/31/2016	23.71	.21	1.60	1.81	(.25)	(.61)	(.86)	24.66	7.70	7,767		1.38		.88
12/31/2015	24.63	.22	.01	.23	(.21)	(.94)	(1.15)	23.71	.93	6,173		1.38		.90
Class T:
12/31/2019	24.90	.60	4.21	4.81	(.61)	(.60)	(1.21)	28.50	19.48 [5]	—	[6]	.33	[5]	2.22	[5]
12/31/2018	27.15	.59	(1.24)	(.65)	(.58)	(1.02)	(1.60)	24.90	(2.49)[5]	—	[6]	.35	[5]	2.16	[5]
12/31/2017[7,8]	25.77	.41	2.38	2.79	(.43)	(.98)	(1.41)	27.15	10.91 [5,9]	—	[6]	.36	[5,10]	2.08	[5,10]
Class F-1:
12/31/2019	24.88	.52	4.20	4.72	(.53)	(.60)	(1.13)	28.47	19.10	5,496		.64		1.92
12/31/2018	27.13	.51	(1.24)	(.73)	(.50)	(1.02)	(1.52)	24.88	(2.78)	4,599		.64		1.86
12/31/2017	24.79	.45	3.33	3.78	(.46)	(.98)	(1.44)	27.13	15.40	4,957		.65		1.72
12/31/2016	23.82	.39	1.61	2.00	(.42)	(.61)	(1.03)	24.79	8.50	4,091		.66		1.60
12/31/2015	24.74	.40	.01	.41	(.39)	(.94)	(1.33)	23.82	1.67	3,367		.65		1.63
Class F-2:
12/31/2019	24.88	.59	4.21	4.80	(.60)	(.60)	(1.20)	28.48	19.45	16,065		.38		2.18
12/31/2018	27.13	.58	(1.24)	(.66)	(.57)	(1.02)	(1.59)	24.88	(2.52)	11,332		.38		2.14
12/31/2017	24.79	.53	3.32	3.85	(.53)	(.98)	(1.51)	27.13	15.69	8,714		.39		1.99
12/31/2016	23.82	.46	1.61	2.07	(.49)	(.61)	(1.10)	24.79	8.80	5,703		.39		1.88
12/31/2015	24.74	.47	— [4]	.47	(.45)	(.94)	(1.39)	23.82	1.92	2,634		.39		1.89
Class F-3:
12/31/2019	24.89	.62	4.21	4.83	(.63)	(.60)	(1.23)	28.49	19.56	5,606		.27		2.29
12/31/2018	27.14	.61	(1.24)	(.63)	(.60)	(1.02)	(1.62)	24.89	(2.43)	3,401		.29		2.24
12/31/2017[7,11]	25.38	.53	2.77	3.30	(.56)	(.98)	(1.54)	27.14	13.17 [9]	2,361		.29	[10]	2.11	[10]
Class 529-A:
12/31/2019	24.86	.52	4.20	4.72	(.53)	(.60)	(1.13)	28.45	19.11	4,444		.64		1.92
12/31/2018	27.11	.50	(1.23)	(.73)	(.50)	(1.02)	(1.52)	24.86	(2.78)	3,733		.65		1.86
12/31/2017	24.77	.46	3.33	3.79	(.47)	(.98)	(1.45)	27.11	15.42	3,857		.65		1.73
12/31/2016	23.80	.39	1.61	2.00	(.42)	(.61)	(1.03)	24.77	8.50	3,115		.67		1.59
12/31/2015	24.72	.39	.01	.40	(.38)	(.94)	(1.32)	23.80	1.63	2,861		.68		1.60

See end of table for footnotes.

American Balanced Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class 529-C:
12/31/2019	$24.86	$.32	$4.20	$4.52	$(.32)	$(.60)	$(.92)	$28.46	18.27%	$755		1.38%		1.17%
12/31/2018	27.11	.30	(1.24)	(.94)	(.29)	(1.02)	(1.31)	24.86	(3.53)	723		1.40		1.10
12/31/2017	24.75	.25	3.33	3.58	(.24)	(.98)	(1.22)	27.11	14.55	822		1.42		.96
12/31/2016	23.79	.20	1.60	1.80	(.23)	(.61)	(.84)	24.75	7.63	975		1.44		.82
12/31/2015	24.70	.20	.02	.22	(.19)	(.94)	(1.13)	23.79	.88	905		1.45		.83
Class 529-E:
12/31/2019	24.84	.46	4.20	4.66	(.47)	(.60)	(1.07)	28.43	18.86	186		.86		1.69
12/31/2018	27.09	.44	(1.23)	(.79)	(.44)	(1.02)	(1.46)	24.84	(3.02)	165		.88		1.63
12/31/2017	24.76	.39	3.32	3.71	(.40)	(.98)	(1.38)	27.09	15.11	175		.89		1.49
12/31/2016	23.79	.33	1.61	1.94	(.36)	(.61)	(.97)	24.76	8.24	153		.91		1.35
12/31/2015	24.71	.33	.01	.34	(.32)	(.94)	(1.26)	23.79	1.38	142		.92		1.36
Class 529-T:
12/31/2019	24.90	.59	4.20	4.79	(.59)	(.60)	(1.19)	28.50	19.41 [5]	—	[6]	.39	[5]	2.16	[5]
12/31/2018	27.15	.57	(1.23)	(.66)	(.57)	(1.02)	(1.59)	24.90	(2.55)[5]	—	[6]	.41	[5]	2.09	[5]
12/31/2017[7,8]	25.77	.40	2.38	2.78	(.42)	(.98)	(1.40)	27.15	10.88 [5,9]	—	[6]	.41	[5,10]	2.03	[5,10]
Class 529-F-1:
12/31/2019	24.84	.59	4.18	4.77	(.59)	(.60)	(1.19)	28.42	19.38	286		.40		2.16
12/31/2018	27.09	.57	(1.23)	(.66)	(.57)	(1.02)	(1.59)	24.84	(2.56)	201		.41		2.10
12/31/2017	24.75	.52	3.33	3.85	(.53)	(.98)	(1.51)	27.09	15.68	178		.42		1.95
12/31/2016	23.78	.44	1.62	2.06	(.48)	(.61)	(1.09)	24.75	8.75	135		.44		1.82
12/31/2015	24.71	.45	(.01)	.44	(.43)	(.94)	(1.37)	23.78	1.82	117		.46		1.82
Class R-1:
12/31/2019	24.72	.32	4.17	4.49	(.33)	(.60)	(.93)	28.28	18.26	126		1.36		1.20
12/31/2018	26.97	.30	(1.23)	(.93)	(.30)	(1.02)	(1.32)	24.72	(3.48)	110		1.37		1.13
12/31/2017	24.64	.26	3.32	3.58	(.27)	(.98)	(1.25)	26.97	14.56	134		1.37		.99
12/31/2016	23.68	.22	1.60	1.82	(.25)	(.61)	(.86)	24.64	7.75	154		1.38		.89
12/31/2015	24.61	.22	(.01)	.21	(.20)	(.94)	(1.14)	23.68	.88	151		1.38		.90
Class R-2:
12/31/2019	24.73	.32	4.18	4.50	(.33)	(.60)	(.93)	28.30	18.25	1,220		1.36		1.20
12/31/2018	26.98	.31	(1.24)	(.93)	(.30)	(1.02)	(1.32)	24.73	(3.46)	1,111		1.37		1.13
12/31/2017	24.66	.26	3.31	3.57	(.27)	(.98)	(1.25)	26.98	14.58	1,255		1.37		1.00
12/31/2016	23.70	.22	1.60	1.82	(.25)	(.61)	(.86)	24.66	7.74	1,241		1.37		.89
12/31/2015	24.62	.23	.01	.24	(.22)	(.94)	(1.16)	23.70	.97	1,220		1.32		.95
Class R-2E:
12/31/2019	24.80	.40	4.19	4.59	(.42)	(.60)	(1.02)	28.37	18.60	119		1.07		1.49
12/31/2018	27.05	.39	(1.23)	(.84)	(.39)	(1.02)	(1.41)	24.80	(3.20)	75		1.08		1.44
12/31/2017	24.74	.35	3.31	3.66	(.37)	(.98)	(1.35)	27.05	14.89	57		1.08		1.32
12/31/2016	23.77	.29	1.62	1.91	(.33)	(.61)	(.94)	24.74	8.10	17		1.08		1.18
12/31/2015	24.75	.29	.10	.39	(.43)	(.94)	(1.37)	23.77	1.60	2		.96		1.22

28	American Balanced Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class R-3:
12/31/2019	$24.77	$.44	$4.18	$4.62	$(.45)	$(.60)	$(1.05)	$28.34	18.77%	$3,021		.92%		1.64%
12/31/2018	27.01	.43	(1.23)	(.80)	(.42)	(1.02)	(1.44)	24.77	(3.04)	2,992		.93		1.57
12/31/2017	24.69	.38	3.31	3.69	(.39)	(.98)	(1.37)	27.01	15.05	3,460		.93		1.44
12/31/2016	23.72	.32	1.62	1.94	(.36)	(.61)	(.97)	24.69	8.24	3,349		.93		1.33
12/31/2015	24.65	.33	(.01)	.32	(.31)	(.94)	(1.25)	23.72	1.34	3,170		.93		1.35
Class R-4:
12/31/2019	24.85	.53	4.19	4.72	(.53)	(.60)	(1.13)	28.44	19.15	6,398		.62		1.94
12/31/2018	27.10	.51	(1.24)	(.73)	(.50)	(1.02)	(1.52)	24.85	(2.77)	5,667		.63		1.87
12/31/2017	24.76	.46	3.33	3.79	(.47)	(.98)	(1.45)	27.10	15.44	6,353		.63		1.74
12/31/2016	23.80	.40	1.60	2.00	(.43)	(.61)	(1.04)	24.76	8.50	5,930		.64		1.63
12/31/2015	24.72	.41	— [4]	.41	(.39)	(.94)	(1.33)	23.80	1.67	4,431		.63		1.65
Class R-5E:
12/31/2019	24.88	.58	4.20	4.78	(.59)	(.60)	(1.19)	28.47	19.36	460		.42		2.13
12/31/2018	27.12	.60	(1.27)	(.67)	(.55)	(1.02)	(1.57)	24.88	(2.58)	168		.40		2.19
12/31/2017	24.78	.52	3.33	3.85	(.53)	(.98)	(1.51)	27.12	15.70	32		.41		1.93
12/31/2016	23.82	.48	1.56	2.04	(.47)	(.61)	(1.08)	24.78	8.65	2		.42		1.94
12/31/2015[7,12]	25.09	.05	(.36)	(.31)	(.12)	(.84)	(.96)	23.82	(1.21)[9]	—	[6]	.05	[9]	.20	[9]
Class R-5:
12/31/2019	24.93	.61	4.20	4.81	(.61)	(.60)	(1.21)	28.53	19.48	1,646		.32		2.24
12/31/2018	27.18	.59	(1.23)	(.64)	(.59)	(1.02)	(1.61)	24.93	(2.47)	1,809		.33		2.17
12/31/2017	24.83	.54	3.34	3.88	(.55)	(.98)	(1.53)	27.18	15.78	2,090		.33		2.04
12/31/2016	23.85	.47	1.62	2.09	(.50)	(.61)	(1.11)	24.83	8.88	1,986		.34		1.91
12/31/2015	24.77	.48	— [4]	.48	(.46)	(.94)	(1.40)	23.85	1.98	2,571		.34		1.94
Class R-6:
12/31/2019	24.91	.62	4.21	4.83	(.63)	(.60)	(1.23)	28.51	19.55	26,991		.27		2.29
12/31/2018	27.16	.61	(1.24)	(.63)	(.60)	(1.02)	(1.62)	24.91	(2.42)	19,971		.28		2.23
12/31/2017	24.81	.56	3.33	3.89	(.56)	(.98)	(1.54)	27.16	15.84	18,238		.28		2.10
12/31/2016	23.84	.48	1.61	2.09	(.51)	(.61)	(1.12)	24.81	8.90	11,058		.29		1.98
12/31/2015	24.76	.49	— [4]	.49	(.47)	(.94)	(1.41)	23.84	2.02	7,290		.29		1.99

	Year ended December 31,
Portfolio turnover rate for all share classes[13,14]	2019	2018	2017	2016	2015
Excluding mortgage dollar roll transactions	67%	72%	58%	48%	45%
Including mortgage dollar roll transactions	104%	105%	95%	79%	82%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	Amount less than $.01.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[14]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements.

American Balanced Fund	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of American Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the investment portfolio and the summary investment portfolio, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 7, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

30	American Balanced Fund

American Balanced Fund

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 002-10758 and 1933 Act No. 811-00066)

(a)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 102 filed 2/26/10); and Amended and Restated Agreement and Declaration of Trust dated 9/11/17 – previously filed (see P/E Amendment No. 125 filed 2/28/18)

(b)	By-laws – Amended and Restated By-laws effective 8/27/18 – previously filed (see P/E Amendment No. 127 filed 2/28/19)

(c)	Instruments Defining Rights of Security Holders – Form of Share Certificate – previously filed (see P/E Amendment No. 89 filed 3/9/01)

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement dated 2/1/19 – previously filed (see P/E Amendment No. 127 filed 2/28/19)

(e)	Underwriting Contracts – Amended and Restated Principal Underwriting Agreement effective 4/7/17 – previously filed (see P/E Amendment No. 125 filed 2/28/18); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 125 filed 2/28/18); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 125 filed 2/28/18); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 125 filed 2/28/18); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 125 filed 2/28/18)

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 1/1/20

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 96 filed 2/28/07); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 115 filed 10/30/15)

(h)	Other Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 102 filed 2/26/10); Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 102 filed 2/26/10); Amended and Restated Shareholder Services Agreement effective 4/7/17 – previously filed (see P/E Amendment No. 125 filed 2/28/18); and Amended and Restated Administrative Services Agreement effective 1/1/18 – previously filed (see P/E Amendment No. 127 filed 2/28/19)

(i)	Legal Opinion - Legal Opinion – previously filed (see P/E Amendment No. 102 filed 2/26/10; P/E Amendment No. 111 filed 8/28/14; P/E Amendment No. 115 filed 10/30/15; P/E Amendment No. 119 filed 12/29/16; and P/E Amendment No. 123 filed 4/6/17)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements - none

(l)	Initial Capital Agreements - not applicable to this filing

(m)	Rule 12b-1 Plan – Forms of Plans of Distribution for Class A, C, F-1, 529-A, 529-C, 529-E, 529-F-1, R-1, R-2, R-3 and R-4 shares dated 3/1/2010 – previously filed (see P/E Amendment No. 102 filed 2/26/10); Form of Plan of Distribution for Class R-2E shares dated 8/29/14 – previously filed (see P/E Amendment No. 111 filed 8/28/14); and Plans of Distribution for Class T Shares and Class 529-T Shares dated 4/7/17 – previously filed (see P/E Amendment No. 125 filed 2/28/18)

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class Plan effective 1/1/18 – previously filed (see P/E Amendment No. 127 filed 2/28/19)

(o)	Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated December 2019; and Code of Ethics for Registrant

Item 29.	Persons Controlled by or under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)        American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global Insight
Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds International Vantage Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital Group U.S. Equity Fund, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	C. Thomas Akin II	Regional Vice President	None

LAO	Christopher S. Anast	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	William C. Anderson	Director, Senior Vice President and Chief Compliance Officer	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Luis F. Arocha	Regional Vice President	None
LAO	Keith D. Ashley	Regional Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
SNO	Mark C. Barile	Assistant Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Antonio M. Bass	Regional Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Katherine A. Beattie	Senior Vice President	None
LAO	Scott G. Beckerman	Vice President	None
LAO	Bethann Beiermeister	Regional Vice President	None
LAO	Jeb M. Bent	Vice President	None
LAO	Matthew D. Benton	Regional Vice President	None
LAO	Jerry R. Berg	Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Roger J. Bianco, Jr.	Senior Vice President	None

LAO	Ryan M. Bickle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Peter D. Bjork	Regional Vice President	None
LAO	Marek Blaskovic	Vice President	None
LAO	Matthew C. Bloemer	Regional Vice President	None
LAO	Jeffrey E. Blum	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jon T. Boldt	Regional Vice President	None
LAO	Jill M. Boudreau	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jordan C. Bowers	Regional Vice President	None
LAO	David H. Bradin	Vice President	None
LAO	William P. Brady	Senior Vice President	None
LAO	William G. Bridge	Vice President	None
IND	Robert W. Brinkman	Assistant Vice President	None
LAO	Jeffrey R. Brooks	Vice President	None
LAO	Kevin G. Broulette	Vice President, Capital Group Institutional Investment Services Division	None
LAO	E. Chapman Brown, Jr.	Vice President	None

LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Elizabeth S. Brownlow	Assistant Vice President	None
IND	Jennifer A. Bruce	Assistant Vice President	None
LAO	Gary D. Bryce	Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Senior Vice President	None
LAO	Matthew S. Cameron	Regional Vice President	None
LAO	Anthony J. Camilleri	Vice President	None
LAO	Kelly V. Campbell	Senior Vice President	None
LAO	Anthon S. Cannon III	Vice President	None
LAO	Kevin J. Carevic	Regional Vice President	None
LAO	Jason S. Carlough	Vice President	None
LAO	Kim R. Carney	Senior Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
LAO	James D. Carter	Senior Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Regional Vice President	None

LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher M. Cefalo	Vice President	None
LAO	Joseph M. Cella	Regional Vice President	None
LAO	Kent W. Chan	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Ibrahim Chaudry	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Marcus L. Chaves	Assistant Vice President	None
LAO	Daniel A. Chodosch	Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew T. Christos	Regional Vice President	None
LAO	Paul A. Cieslik	Senior Vice President	None
IND	G. Michael Cisternino	Vice President	None
LAO	Andrew R. Claeson	Vice President	None
LAO	Michael J. Clark	Regional Vice President	None
IND	David A. Clase	Vice President	None
LAO	Jamie A. Claypool	Regional Vice President	None
LAO	Kyle R. Coffey	Regional Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
SNO	Brandon J Cone	Assistant Vice President	None
LAO	Christopher M. Conwell	Vice President	None

LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Greggory J. Cowan	Regional Vice President	None
LAO	Joseph G. Cronin	Senior Vice President	None
IND	Jill R. Cross	Vice President	None
LAO	D. Erick Crowdus	Vice President	None
SNO	Zachary A. Cutkomp	Assistant Vice President	None
LAO	Hanh M. Dao	Vice President	None
LAO	Alex L. DaPron	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Senior Vice President	None
LAO	Kristofer J. DeBonville	Regional Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None
SNO	Brian M. Derrico	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None
LAO	Alexander J. Diorio	Regional Vice President	None
LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None

LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Senior Vice President	None
LAO	John H. Donovan IV	Vice President	None
LAO	Ronald Q. Dottin	Vice President
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Vice President	None
SNO	Melissa A. Dreyer	Assistant Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Regional Vice President	None
SNO	Bryan K. Dunham	Vice President	None
LAO	Sean P. Durkin	Regional Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Vice President	None
LAO	Kevin C. Easley	Senior Vice President	None
LAO	Damian Eckstein	Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John A. Erickson	Assistant Vice President	None
LAO	Riley O. Etheridge, Jr.	Senior Vice President	None

LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Bryan R. Favilla	Regional Vice President	None
LAO	Joseph M. Fazio	Regional Vice President	None
LAO	Mark A. Ferraro	Vice President	None
LAO	Brandon J. Fetta	Assistant Vice President	None
LAO	Kevin H. Folks	Vice President	None
LAO	David R. Ford	Vice President	None
LAO	William E. Ford	Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Daniel Frick	Senior Vice President	None
LAO	Tyler L. Furek	Regional Vice President	None
SNO	Arturo V. Garcia, Jr.	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Edward S. Garza	Regional Vice President	None
LAO	Brian K. Geiger	Vice President	None
LAO	Leslie B. Geller	Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Vice President	None

LAO	Kathleen D. Golden	Regional Vice President	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Vice President	None
LAO	Jameson R. Greenstone	Regional Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Assistant Vice President	None
LAO	E. Renee Grimm	Senior Vice President	None
LAO	Scott A. Grouten	Regional Vice President	None
SNO	Virginia Guevara	Assistant Vice President	None
IRV	Steven Guida	Senior Vice President	None
LAO	Sam S. Gumma	Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
SNO	Lori L. Guy	Regional Vice President	None
LAO	Ralph E. Haberli	Senior Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul B. Hammond	Senior Vice President	None
LAO	Philip E. Haning	Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Vice President	None
LAO	Brandon S. Hansen	Regional Vice President	None
LAO	Julie O. Hansen	Vice President	None

LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Alan M. Heaton	Vice President	None
LAO	Clifford W. “Webb” Heidinger	Vice President	None
LAO	Brock A. Hillman	Vice President, Capital Group Institutional Investment Services Division	None
IND	Kristin S. Himsel	Regional Vice President	None
LAO	Jennifer M. Hoang	Vice President	None
LAO	Jessica K. Hooyenga	Regional Vice President	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None
LAO	David R. Hreha	Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	David K. Hummelberg	Director, Executive Vice President, Chief Operating Officer and Chief Financial Officer	None
LAO	Jeffrey K. Hunkins	Vice President	None
LAO	Angelia G. Hunter	Senior Vice President	None
LAO	Christa M. Iacono	Assistant Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
IND	David K. Jacocks	Vice President	None
LAO	Maurice E. Jadah	Regional Vice President	None

LAO	W. Chris Jenkins	Senior Vice President	None
LAO	Daniel J. Jess II	Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Brendan M. Jonland	Vice President	None
LAO	Kathryn H. Jordan	Regional Vice President	None
LAO	David G. Jordt	Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Wassan M. Kasey	Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Jason A. Kerr	Vice President	None
LAO	Ryan C. Kidwell	Senior Vice President	None
LAO	Nora A. Kilaghbian	Vice President	None
IRV	Michael C. Kim	Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	Michael J. Koch	Regional Vice President	None
LAO	James M. Kreider	Vice President	None

LAO	Andrew M. Kruger	Regional Vice President	None
SNO	David D. Kuncho	Vice President	None
LAO	Richard M. Lang	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher F. Lanzafame	Senior Vice President	None
LAO	Andrew P. Laskowski	Regional Vice President	None
LAO	Matthew N. Leeper	Vice President	None
LAO	Clay M. Leveritt	Vice President	None
LAO	Lorin E. Liesy	Senior Vice President	None
IND	Justin L. Linder	Assistant Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Heather M. Lord	Senior Vice President	None
LAO	Peter K. Maddox	Regional Vice President	None
LAO	James M. Maher	Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Jeffrey N. Malbasa	Regional Vice President	None
LAO	Usma A. Malik	Assistant Vice President	None
LAO	Brooke M. Marrujo	Vice President	None
LAO	Kristan N. Martin	Regional Vice President	None
LAO	Stephen B. May	Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Senior Vice President	None

LAO	Timothy W. McHale	Secretary	None
SNO	Michael J. McLaughlin	Assistant Vice President	None
LAO	Max J. McQuiston	Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Paulino Medina	Regional Vice President	None
LAO	Christopher J. Meek	Regional Vice President	None
LAO	Britney L. Melvin	Vice President	None
LAO	Simon Mendelson	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	Conrad F. Metzger	Regional Vice President	None
LAO	Benjamin J. Miller	Regional Vice President	None
LAO	Jennifer M. Miller	Regional Vice President	None
LAO	Tammy H. Miller	Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Senior Vice President	None
LAO	Louis W. Minora	Regional Vice President	None
LAO	James R. Mitchell III	Senior Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Robert P. Moffett III	Vice President	None
IND	Eric E. Momcilovich	Assistant Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None

NYO	Timothy J. Murphy	Senior Vice President	None
LAO	Christina M. Neal	Assistant Vice President	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Senior Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Director, Chairman and Chief Executive Officer; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Senior Vice President	None
LAO	Peter A. Olsen	Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Senior Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Senior Vice President	None
IND	Lance T. Owens	Vice President	None
LAO	Kristina E. Page	Vice President	None
LAO	Rodney Dean Parker II	Senior Vice President	None
LAO	Ingrid S. Parl	Regional Vice President	None
LAO	William D. Parsley	Regional Vice President	None

LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President	None
LAO	David K. Petzke	Senior Vice President	None
LAO	Harry A. Phinney	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Vice President	None
LAO	Keith A. Piken	Senior Vice President	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael E. Pollgreen	Assistant Vice President	None
LAO	Charles R. Porcher	Senior Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Darrell W. Pounders	Regional Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	Ryan E. Radtke	Regional Vice President	None

LAO	James R. Raker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sunder R. Ramkumar	Senior Vice President	None
LAO	Rachel M. Ramos	Assistant Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Michael D. Reynaert	Regional Vice President	None
IND	Richard Rhymaun	Vice President	None
LAO	Christopher J. Richardson	Vice President	None
SNO	Stephanie A. Robichaud	Assistant Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Vice President	None
LAO	Bethany M. Rodenhuis	Senior Vice President	None
LAO	Rochelle C. Rodriguez	Senior Vice President	None
LAO	Melissa B. Roe	Senior Vice President	None
LAO	Thomas W. Rose	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Tracy M. Roth	Assistant Vice President	None
LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Vice President	None

LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Michael A. Schweitzer	Senior Vice President	None
LAO	Domenic A. Sciarra	Assistant Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Melissa A. Sloane	Vice President	None
LAO	Joshua J. Smith	Regional Vice President	None
LAO	Taylor D. Smith	Regional Vice President	None
SNO	Stacy D. Smolka	Senior Vice President	None
LAO	Stephanie L. Smolka	Regional Vice President	None
LAO	J. Eric Snively	Senior Vice President	None
LAO	John A. Sobotowski	Assistant Vice President	None
LAO	Charles V. Sosa	Regional Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Margaret V. Steinbach	Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Vice President	None
LAO	Allison M. Straub	Regional Vice President	None

LAO	John R. Sulzicki	Regional Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Scott E. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
LAO	Ryan D. Tiernan	Vice President	None
LAO	Emily R. Tillman	Vice President	None
LAO	Russell W. Tipper	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Vice President	None
LAO	Michael J. Triessl	Director	None
LAO	Shaun C. Tucker	Senior Vice President	None
IND	Ryan C. Tyson	Assistant Vice President	None
LAO	Jason A. Uberti	Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	John W. Urbanski	Regional Vice President	None
LAO	Idoya Urrutia	Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Joe M. Valencia	Regional Vice President	None
LAO	Patrick D. Vance	Vice President	None

LAO	Veronica Vasquez	Assistant Vice President	None
LAO-W	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None
LAO	Srinkanth Vemuri	Senior Vice President	None
LAO	Spilios Venetsanopoulos	Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jayakumar Vijayanathan	Senior Vice President	None
LAO	Julie A. Vogel	Regional Vice President	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon N. Wainman	Vice President	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Chris L. Wammack	Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Vice President	None

LAO	N. Dexter Williams	Senior Vice President	None
LAO	Jonathan D. Wilson	Regional Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kimberly D. Wood	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
IND	Ellen M. Zawacki	Vice President	None
LAO	Connie R. Zeender	Regional Vice President	None

__________

HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 27th day of February, 2020.

AMERICAN BALANCED FUND

By: /s/ Donald H. Rolfe

(Donald H. Rolfe, Executive Vice President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 27, 2020, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Donald H. Rolfe	Executive Vice President
(Donald H. Rolfe)

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Hong Le	Treasurer
(Hong Le)

(3)	Trustees:
	Hilda L. Applbaum*	Senior Vice President and Trustee
	William H. Baribault*	Trustee
	Michael C. Camuñez*	Trustee
	Vanessa C. L. Chang*	Trustee
	Linda Griego*	Trustee
	Gregory D. Johnson*	President and Trustee
	Leonade D. Jones*	Trustee
	William D. Jones*	Trustee
	James J. Postl*	Chairman of the Board (Independent and Non-Executive)
	Josette Sheeran*	Trustee
	Margaret Spellings*	Trustee
	Isaac Stein*	Trustee

*By: /s/ Michael W. Stockton
(Michael W. Stockton, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Jae Won Chung

(Jae Won Chung, Counsel)

POWER OF ATTORNEY

I, Hilda L. Applbaum, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Hilda L. Applbaum

Hilda L. Applbaum, Board member

POWER OF ATTORNEY

I, William H. Baribault, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 4th day of March, 2019.

(City, State)

/s/ William H. Baribault

William H. Baribault, Board member

POWER OF ATTORNEY

I, Michael C. Camuñez, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Michael C. Camuñez

Michael C. Camuñez, Board member

POWER OF ATTORNEY

I, Vanessa C. L. Chang, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global Insight Fund (File No. 333-233375, File No. 811-23468)
-	American Funds International Vantage Fund (File No. 333-233374, File No. 811-23467)
-	Capital Group Emerging Markets Total Opportunities Fund (File No. 333-176635, File No. 811-22605)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital Group U.S. Equity Fund (File No. 333-233376, File No. 811-23469)
-	Emerging Markets Growth Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Brian C. Janssen Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 8th day of November, 2019.

(City, State)

/s/ Vanessa C. L. Chang

Vanessa C. L. Chang, Board member

POWER OF ATTORNEY

I, Linda Griego, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Linda Griego

Linda Griego, Board member

POWER OF ATTORNEY

I, Gregory D. Johnson, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, this 1st day of January, 2019.

(City, State)

/s/ Gregory D. Johnson

Gregory D. Johnson, Board member

POWER OF ATTORNEY

I, Leonade D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Leonade D. Jones

Leonade D. Jones, Board member

POWER OF ATTORNEY

I, William D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global Insight Fund (File No. 333-233375, File No. 811-23468)
-	American Funds International Vantage Fund (File No. 333-233374, File No. 811-23467)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	Capital Group Emerging Markets Total Opportunities Fund (File No. 333-176635, File No. 811-22605)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital Group U.S. Equity Fund (File No. 333-233376, File No. 811-23469)
-	Emerging Markets Growth Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Brian C. Janssen Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 8th day of November, 2019.

(City, State)

/s/ William D. Jones

William D. Jones, Board member

POWER OF ATTORNEY

I, James J. Postl, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ James J. Postl

James J. Postl, Board member

POWER OF ATTORNEY

I, Josette Sheeran, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Josette Sheeran

Josette Sheeran, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 4th day of March, 2019.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Isaac Stein, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Isaac Stein

Isaac Stein, Board member